UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-7720
                                                     ---------------------

                 Nuveen California Premium Income Municipal Fund
 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)



                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
 ------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                                Kevin J. McCarthy
                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
------------------------------------------------------------------------------
                     (Name and address of agent for service)

      Registrant's telephone number, including area code:  (312) 917-7700
                                                           -------------------

                  Date of fiscal year end: August 31
                                           ------------------

                  Date of reporting period: February 29, 2008
                                            ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT
 February 29, 2008
                        Nuveen Investments
                        MUNICIPAL CLOSED-END FUNDS

Photo of: Small child

                                                   NUVEEN INSURED CALIFORNIA
                                                   PREMIUM INCOME MUNICIPAL
                                                   FUND, INC.
                                                   NPC

                                                   NUVEEN INSURED CALIFORNIA
                                                   PREMIUM INCOME MUNICIPAL
                                                   FUND 2, INC.
                                                   NCL

                                                   NUVEEN CALIFORNIA
                                                   PREMIUM INCOME
                                                   MUNICIPAL FUND
                                                   NCU

                                                   NUVEEN CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NAC

                                                   NUVEEN CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND 2
                                                   NVX

                                                   NUVEEN CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND 3
                                                   NZH

                                                   NUVEEN INSURED CALIFORNIA
                                                   DIVIDEND ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NKL

                                                   NUVEEN INSURED CALIFORNIA
                                                   TAX-FREE ADVANTAGE
                                                   MUNICIPAL FUND
                                                   NKX

IT'S NOT WHAT YOU EARN, IT'S WHAT YOU KEEP.(R)

Logo: NUVEEN Investments

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Logo: NUVEEN Investments

Chairman's
LETTER TO SHAREHOLDERS

Photo of: Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

Every year I sign a shareholder letter that carries a date viewed by many with concern or dread. But you, and thousands like you, have learned that the tax-free income provided by your Nuveen Fund can help make April 15th a little less onerous. So, once again, I am pleased to report that over the six-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Manager's Comments, the Common Share Dividend and Share Price Information, and the Performance Overview sections of this report.

I also wanted to update you on some important news about Nuveen Investments. In late 2007, the firm was acquired by a group led by Madison Dearborn Partners, LLC. While this affected the corporate structure of Nuveen Investments, it had no impact on the investment objectives, portfolio management strategies or dividend policy of your Fund.

With the recent volatility in the stock market, many have begun to wonder which way the market is headed, and whether they need to adjust their holdings of investments. No one knows what the future will bring, which is why we think a well-balanced portfolio that is structured and carefully monitored with the help of an investment professional is an important component in achieving your long term financial goals. A well-diversified portfolio may actually help to reduce your overall investment risk, and we believe that investments like your Nuveen Investments Fund can be important building blocks in a portfolio crafted to perform well through a variety of market conditions.

We also are pleased to be able to offer you a choice concerning how you receive your shareholder reports and other Fund information. As an alternative to mailed copies, you can sign up to receive future Fund reports and other Fund information by e-mail and the internet. The inside front cover of this report contains information on how you can sign up.

We are grateful that you have chosen us as a partner as you pursue your financial goals and we look forward to continuing to earn your trust in the months and years ahead. At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives.

Sincerely,

/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
April 15, 2008

Portfolio Manager's COMMENTS

Nuveen Investments Municipal Closed-End Funds

NPC, NCL, NCU, NAC,
NVX, NZH, NKL, NKX

Portfolio manager Scott Romans examines key investment strategies and the six-month performance of the Nuveen California Municipal Funds. Scott, who joined Nuveen in 2000, has managed NCU, NAC, NVX, NZH, NKL and NKX since 2003. He assumed portfolio management responsibility for NPC and NCL in 2005.

WHAT KEY STRATEGIES WERE USED TO MANAGE THE CALIFORNIA FUNDS DURING THE SIX-MONTH REPORTING PERIOD ENDED FEBRUARY 29, 2008?

During this period, the municipal market experienced a great deal of volatility, as factors related to the sub-prime mortgage crisis had an indirect, but important, influence on the municipal market's performance. As the market moved from rally to slump and back again, we sought to take advantage of this environment by tailoring our investment strategies appropriately. Overall, we believed the Funds were well structured going into this period. When interest rates were low, we continued to invest conservatively by purchasing defensive, high credit quality bonds that we believed would hold their value well when interest rates eventually rose. When disruptions in the financial markets triggered a backup in interest rates and the market discounted lower-quality and higher-yielding bonds, we took a more opportunistic approach to investing. That entailed selling some of the Funds' higher-rated defensive positions and buying lower-rated bonds at attractive levels relative to their credit quality (in the Funds that can hold such bonds) or taking positions in higher-yielding bonds in order to capture the yield advantage of the increase in rates.

The Funds also found ample opportunities to sell some holdings that were purchased when yields were lower and replace them with similar, newer credits that yielded comparatively more. This process enabled us to maintain the Funds' current portfolio characteristics while strengthening their future income streams.

Over the course of the entire reporting period, we saw the municipal yield curve steepen, as municipal bond interest rates at the short end of the curve declined while longer-term rates rose. In this environment, we continued to emphasize a disciplined approach to duration1 management. As part of this strategy, we used inverse floating rate securities,2 a type of derivative financial instrument, in all eight of these Funds. Inverse floaters typically provide the dual benefit of lengthening the Funds' durations to



1 Duration is a measure of a bond's price sensitivity as interest rates change, with longer duration bonds displaying more sensitivity to these changes than bonds with shorter durations.

2 An inverse floating rate security is a financial instrument designed to pay long-term tax-exempt interest at a rate that varies inversely with a short-term tax-exempt interest rate index. For the Nuveen Funds, the index typically used is the Securities Industry and Financial Markets (SIFM) Municipal Swap Index (previously referred to as the Bond Market Association Index or BMA). Inverse floaters, including those inverse floating rate securities in which the Funds invested during the reporting period, are further defined within the Notes to Financial Statements and Glossary of Terms Used in This Report sections of this shareholder report.


Discussions of specific investments are for illustrative purposes only and are not intended as recommendations of individual investments. The views expressed in this commentary represent those of the portfolio manager as of the date of this report and are subject to change at any time, based on market conditions and other factors. The Funds disclaim any obligation to advise shareholders of such changes.

be closer to our strategic target and enhancing their income-generation capabilities, albeit while adding risk to the portfolio.

The Funds also employed two other types of derivative financial instruments: forward interest rate swaps, which were used in all eight Funds, and futures contracts, which were used in NZH. The goal of these strategies was to help us manage the net asset value (NAV) volatility of these Funds without having a negative impact on their income streams or common share dividends over the short term. During this period, we believed that our use of these derivatives had largely accomplished this goal, and we removed the interest rate swaps from NPC, NCL, NCU, NAC, NVX, NKL, and NKX and the futures contracts from NZH. As of February 29, 2008, NZH continued to hold forward interest rate swap positions.

HOW DID THE FUNDS PERFORM?

Individual results for these Nuveen Funds, as well as relevant index and peer group information, are presented in the accompanying table.


Total Returns on Common Share Net Asset Value*
For periods ended 2/29/08

Uninsured Funds             Six-Month       1-Year       5-Year      10-Year
NCU                            -4.47%       -6.89%        3.69%        5.08%
NAC                            -4.62%       -6.47%        3.95%         NA
NVX                            -2.93%       -5.36%        4.35%         NA
NZH                            -6.12%       -9.48%        3.64%         NA

Lehman Brothers CA
Tax-Exempt Bond Index(3)       -1.34%       -2.24%        3.46%        4.68%

Lipper CA Municipal
Debt Funds Average(4)          -5.86%       -8.84%        3.63%        4.50%

Insured Funds
NPC                            -2.27%       -3.57%        3.45%        4.73%
NCL                            -5.11%       -6.90%        2.90%        4.72%
NKL                            -4.58%       -6.67%        3.82%         NA
NKX                            -3.50%       -5.48%        4.32%         NA

Lehman Brothers
Insured CA Tax-Exempt
Bond Index3                    -2.03%       -2.99%        3.18%        4.64%

Lipper Insured CA
Municipal Debt
Funds Average(5)               -6.64%       -9.21%        2.71%        4.42%


* Six-month returns are cumulative; returns for one-year, five-year, and ten-year are annualized.

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the individual Performance Overview for your Fund in this report.

3 The Lehman Brothers California Tax-Exempt Bond Index is an unleveraged, unmanaged index comprising a broad range of investment-grade California municipal bonds, while the Lehman Brothers Insured California Tax-Exempt Bond Index is an unleveraged, unmanaged index containing a broad range of insured California municipal bonds. Results for the Lehman indexes do not reflect any expenses.

4 The Lipper California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in this category for each period as follows: 6 months, 24; 1 year, 24; 5 years, 24; and 10 years, 12. Fund and Lipper returns assume reinvestment of dividends.

5 The Lipper Insured California Municipal Debt Funds Average is calculated using the returns of all closed-end funds in its category for each period as follows: 6 months, 13; 1 year, 13; 5 years, 13; and 10 years, 7. Fund and Lipper returns assume reinvestment of dividends.

For the six months ended February 29, 2008, the cumulative returns on NAV for NCU, NAC, NVX, and NZH underperformed the return on the Lehman Brothers California Tax-Exempt Bond Index, and the six-month returns for NPC, NCL, NKL, and NKX lagged the return on the Lehman Brothers Insured California Tax-Exempt Bond Index. All of the Funds in this report except NZH exceeded the average return for their respective Lipper California Municipal Debt Funds Average.

The two most significant factors in the Funds' performance were leverage-adjusted duration and the use of derivatives. Sector and credit allocations and holdings of bonds backed by certain municipal bond insurers also influenced the Funds' returns on common share NAV.

During this six-month period, bonds in the Lehman Brothers Municipal Bond Index with maturities of less than six years, especially those maturing in approximately three years, benefited the most from changes in the interest rate environment. As a result, these shorter-maturity bonds generally outperformed credits with longer maturities. Bonds having the longest maturities (22 years and longer) posted the worst returns. In this market environment, NVX and NPC benefited from the fact that their durations were shorter than those of the other six Funds in this report, while NCL and NZH had the longest durations among these Funds.

As mentioned earlier, all eight of these Funds used forward interest rate swaps, and NAC and NZH also used futures contracts. In seven of the Funds (all except
NZH), these derivative instruments were used to synthetically extend the Funds' durations and move them closer to our strategic duration target. Despite the fact that longer-duration instruments performed relatively poorly, the common share return performances of these seven Funds were actually positively impacted by the use of derivatives. This was due to the fact that the derivatives provided exposure to taxable markets during a period when, in contrast to historical trends, the Treasury market and the municipal market moved in the opposite directions. As municipal market performance lagged the significant gains made by Treasuries, these forward interest rate swaps and futures contracts performed very well, benefiting the seven Funds in direct proportion to the amount of derivatives used. For example, since NVX and NPC had the shortest durations among these Funds, they made the greatest use of forward interest rate swap transactions and benefited the most from their use.

However, in NZH, which had a duration that exceeded our target, the derivatives were used to synthetically shorten duration. These positions, which reduced duration in the outperforming taxable markets, hurt the Fund's performance. In addition, the inverse floaters used by all eight of these Funds had a negative impact on performance. This resulted from the fact that the inverse floaters effectively increased the Funds' exposure to longer maturity bonds during a period when shorter maturities were in favor in the market. However, the inverse floaters also benefited the Funds by helping to support their income streams.

Sectors of the market that generally contributed to the Funds' performances included resource recovery, special tax, water and sewer, and electric utilities. Pre-refunded6 bonds performed exceptionally well, due primarily to their shorter effective maturities and higher credit quality. Among these eight Funds, NPC and NVX had the heaviest allocations of pre-refunded bonds.

On the other hand, bonds that carried any credit risk, regardless of sector, tended to perform poorly. Revenue bonds as a whole, and specifically the industrial development and health care sectors that had ranked among the top performers in the Lehman Brothers Municipal Bond Index over the past few years, underperformed the general municipal market. Lower credit quality bonds (bonds rated BBB or below) and non-rated bonds also posted poor returns. Credits backed by the 1998 master tobacco settlement agreement generally underperformed as well, due to the overall lower credit quality of the tobacco sector as well as the ample supply of these bonds. The performance of the California Funds was also hurt by their holdings of zero coupon bonds as well as their small positions in gas prepayment contracts for certain municipalities.

Another factor that had an impact on the performance of the California Funds was their position in bonds backed by certain municipal insurers. All of these Funds had exposure to bonds insured by XL Capital Assurance (XLCA) and Financial Guaranty Insurance Company (FGIC). NKL also had a very small position in bonds insured by ACA Financial Guaranty Corporation (ACA), which was downgraded to CCC from A in December 2007. As concern increased about the balance sheets of municipal bond insurers, prices on bonds insured by these companies declined, detracting from the performance of the Funds. At the same time, all of these Funds had holdings of bonds backed by Financial Security Assurance (FSA), which held their value well. The


6 Advance refundings, also known as pre-refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

California Funds that had heavier exposures to FSA-backed bonds relative to the general market benefited from this good performance. As a whole, the holdings of our Funds continued to be well diversified between insured and uninsured bonds and within the insured bond category.

RECENT DEVELOPMENTS REGARDING BOND INSURANCE COMPANIES AND FUND POLICY CHANGES

The Portfolios of Investments reflect the ratings on certain bonds insured by Ambac, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for Ambac-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers. It is important to note that municipal bonds historically have had a very low rate of default.

During March 2008, the Nuveen funds' Board of Directors/Trustees approved changes to the investment policies of all the Nuveen insured municipal closed-end fund. The new policies require that (1) at least 80% of the fund's net assets be invested in insured municipal bonds guaranteed by insurers rated "A" or better by at least one rating agency at the time of purchase; (2) at least 80% of the fund's net assets must be invested in municipal bonds rated "AA" or better by at least one rating agency (with or without insurance), deemed to be of comparable quality by the Adviser, or backed by an escrow or trust containing sufficient U.S. Government or Government agency securities at the time of purchase; and (3) up to 20% of the fund's net assets may be invested in uninsured municipal bonds rated "A" to "BBB" by at least one rating agency or deemed to be of comparable quality by the Adviser at the time of purchase. These policy changes are designed to increase portfolio manager flexibility and retain the insured nature of the funds' investment portfolios for current and future environments. Some funds may require shareholder approval prior to implementing these policy changes.

RECENT DEVELOPMENTS IN THE AUCTION RATE PREFERRED MARKETS

Beginning in February 2008, more shares were submitted for sale in the regularly scheduled auctions for the auction preferred shares issued by these Funds than there were offers to buy. This meant that these auctions "failed to clear" and that many or all auction preferred shareholders who wanted to sell their shares in these auctions were unable to do so. This decline in liquidity in auction preferred shares did not lower the credit quality of these shares, and auctioned preferred shareholders unable to sell their shares received distributions at the "maximum rate" calculated in accordance with the pre-established terms of the auctioned preferred shares. At the time this report was prepared, the Funds' managers could not predict when future auctions might succeed in attracting sufficient buyers for the shares offered, if ever. The Funds' managers are working diligently to develop mechanisms designed to improve the liquidity of the auctioned preferred shares, or to restructure them, but at present there is no assurance that these efforts will succeed. These developments generally do not affect the management or investment policies of these Funds. However, one implication of these auction failures for common shareholders is that the Funds' cost of leverage will be higher than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future common share earnings may be lower than they otherwise would have been.


For current, up-to-date information, please visit the Nuveen CEF Auction Rate Preferred Resource Center at:
http://www.nuveen.com/ResourceCenter/AuctionRatePreferred.aspx.

Common Share
Dividend and Share Price
                 INFORMATION



All of the Funds in this report use financial leverage. While leverage can add volatility to a Fund's common share NAV and common share price, this strategy can also provide opportunities for additional income and total return for common shareholders. The Funds' use of this strategy continued to provide incremental income, although the extent of this benefit was reduced to a degree in some of the Funds by short-term interest rates that remained relatively high during the earlier part of this period. This, in turn, kept the Funds' borrowing costs high. The Funds' income streams were also impacted as the proceeds from older, higher-yielding bonds that matured or were called were reinvested into bonds then available in the market, which offered lower yields at times during this period. The combination of these factors resulted in one monthly common share dividend reduction in NCL, NVX, and NKL over the six-month period ended February 29, 2008. The common share dividends of NPC, NCU, NAC, NZH, and NKX remained stable throughout this reporting period.

Due to capital gains generated by normal portfolio activity, common shareholders of the following Funds received capital gains and net ordinary income distributions at the end of December 2007 as follows:

                                         Short-Term Capital Gains
               Long-Term Capital Gains     and/or Ordinary Income
                           (per share)                (per share)

NPC                            $0.0056                    $0.0078
NAC                            $0.0357                         --
NKL                            $0.0223                         --

All of the Funds in this report seek to pay stable dividends at rates that reflect each Fund's past results and projected future performance. During certain periods, each Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund's common share NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund's common share NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of February 29, 2008, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. NPC and NCL had positive UNII balances and NCU, NAC, NVX, NZH, NKL and NKX had negative UNII balances for financial statement purposes.

As of February 29, 2008, the Funds' common share prices were trading at discounts to their common share NAVs as shown in the accompanying chart:

                              2/29/08         Six-Month Average
                             Discount                  Discount

NPC                            -6.00%                    -8.07%
NCL                            -5.94%                    -9.15%
NCU                            -6.02%                    -8.79%
NAC                            -4.55%                    -7.73%
NVX                            -7.69%                    -8.65%
NZH                            -4.91%                    -7.52%
NKL                            -4.76%                    -7.78%
NKX                            -0.29%                    -6.84%

NPC
Performance
OVERVIEW

Nuveen Insured California Premium Income Municipal Fund, Inc.

as of February 29, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
Insured                          68%
U.S.  Guaranteed                 32%

Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Mar                           0.0605
Apr                           0.0605
May                           0.0605
Jun                           0.0605
Jul                           0.0605
Aug                           0.0605
Sep                           0.0605
Oct                           0.0605
Nov                           0.0605
Dec                           0.0605
Jan                           0.0605
Feb                           0.0605

Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       15.15
                              15.15
                              15.153
                              15.19
                              15.15
                              15.24
                              15.51
                              15.4799
                              15.5
                              15.72
                              15.47
                              15.55
                              15.55
                              15.55
                              15.76
                              15.55
                              15.25
                              14.75
                              14.78
                              14.91
                              14.5
                              14.4
                              14.4
                              14.43
                              14.45
                              13.95
                              14.17
                              14.96
                              14.81
                              14.5
                              14.12
                              14.43
                              14.3901
                              14.33
                              14.2
                              14.31
                              14.3456
                              13.8
                              13.5
                              13.7
                              13.788
                              13.99
                              13.8
                              13.87
                              13.9
                              14.57
                              14.68
                              14.69
                              14.6599
                              14.84
                              15.25
                              14.11
                              13.89
2/29/08                       13.48

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.48
------------------------------------
Common Share
Net Asset Value               $14.34
------------------------------------
Premium/(Discount) to NAV     -6.00%
------------------------------------
Market Yield                   5.39%
------------------------------------
Taxable-Equivalent Yield(2)    8.25%
------------------------------------
Net Assets Applicable
to Common Shares ($000)      $92,622
------------------------------------
Average Effective Maturity
on Securities (Years)          14.95
------------------------------------
Leverage-Adjusted Duration     12.54
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/19/92)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -7.50%        -2.27%
------------------------------------
1-Year         -6.26%        -3.57%
------------------------------------
5-Year          2.90%         3.45%
------------------------------------
10-Year         4.46%         4.73%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                32.3%
------------------------------------
Tax Obligation/General         21.5%
------------------------------------
Tax Obligation/Limited         20.5%
------------------------------------
Water and Sewer                16.6%
------------------------------------
Other                           9.1%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders capital gains and net ordinary income distributions in December 2007 of $0.0134 per share.

NCL
Performance
OVERVIEW

Nuveen Insured California Premium Income Municipal Fund 2, Inc.
as of February 29, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
Insured                          78%
U.S. Guaranteed                  22%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Mar                            0.056
Apr                            0.056
May                            0.056
Jun                            0.056
Jul                            0.056
Aug                            0.056
Sep                            0.056
Oct                            0.053
Nov                            0.053
Dec                            0.053
Jan                            0.053
Feb                            0.053


Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       14.31
                              14.28
                              14.45
                              14.36
                              14.36
                              14.55
                              14.6899
                              14.46
                              14.38
                              14.65
                              14.59
                              14.55
                              14.55
                              14.61
                              14.56
                              14.38
                              14.22
                              14.35
                              14.24
                              14.03
                              13.89
                              14.16
                              13.59
                              13.81
                              13.57
                              13.13
                              13.5
                              13.71
                              14.09
                              14.06
                              13.71
                              13.84
                              13.6025
                              13.64
                              13.33
                              13.29
                              13.3
                              13.09
                              12.7899
                              13.13
                              13.14
                              13.16
                              12.83
                              12.81
                              12.95
                              13.41
                              13.66
                              13.459
                              13.67
                              13.62
                              13.74
                              12.9999
                              12.944
                              12.66
                              14.45
                              14.36
                              14.36
                              14.55
                              14.6899
                              14.46
                              14.38
                              14.65
                              14.59
                              14.55
                              14.55
                              14.61
                              14.56
                              14.38
                              14.22
                              14.35
                              14.24
                              14.03
                              13.89
                              14.16
                              13.59
                              13.81
                              13.57
                              13.13
                              13.5
                              13.71
                              14.09
                              14.06
                              13.71
                              13.84
                              13.6025
                              13.64
                              13.33
                              13.29
                              13.3
                              13.09
                              12.7899
                              13.13
                              13.14
                              13.16
                              12.83
                              12.81
                              12.95
                              13.41
                              13.66
                              13.459
                              13.67
                              13.62
                              13.74
                              12.9999
                              12.944
2/29/08                       12.66


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.66
------------------------------------
Common Share
Net Asset Value               $13.46
------------------------------------
Premium/(Discount) to NAV     -5.94%
------------------------------------
Market Yield                   5.02%
------------------------------------
Taxable-Equivalent Yield(2)    7.69%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $171,124
------------------------------------
Average Effective Maturity
on Securities (Years)          15.98
------------------------------------
Leverage-Adjusted Duration     15.80
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -5.41%        -5.11%
------------------------------------
1-Year         -7.49%        -6.90%
------------------------------------
5-Year          2.09%         2.90%
------------------------------------
10-Year         4.19%         4.72%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         36.0%
------------------------------------
U.S. Guaranteed                21.6%
------------------------------------
Tax Obligation/General         13.9%
------------------------------------
Water and Sewer                13.1%
------------------------------------
Utilities                       5.0%
------------------------------------
Other                          10.4%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NCU
Performance
OVERVIEW

Nuveen California Premium Income Municipal Fund

                             as of February 29, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              55%
AA                               14%
A                                14%
BBB                              11%
BB or Lower                       4%
N/R                               2%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Mar                           0.0565
Apr                           0.0565
May                           0.0565
Jun                           0.0535
Jul                           0.0535
Aug                           0.0535
Sep                           0.0535
Oct                           0.0535
Nov                           0.0535
Dec                           0.0535
Jan                           0.0535
Feb                           0.0535


Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       14.2
                              14.07
                              14.1
                              13.944
                              14.05
                              14.14
                              14.28
                              14.26
                              14.2
                              14.44
                              14.5345
                              14.35
                              14.3
                              14.46
                              14.5
                              14.35
                              13.8768
                              13.55
                              13.77
                              13.63
                              13.36
                              13.15
                              12.82
                              13.2
                              13.18
                              12.63
                              12.86
                              13.03
                              13.3
                              13.288
                              12.96
                              13.02
                              12.97
                              13.0699
                              12.91
                              13
                              13.334
                              13.1619
                              13.16
                              13.07
                              12.8201
                              12.65
                              12.39
                              12.38
                              12.42
                              13.06
                              13.17
                              13.08
                              13.29
                              13.25
                              13.22
                              12.57
                              12.7
2/29/08                       12.34


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.34
------------------------------------
Common Share
Net Asset Value               $13.13
------------------------------------
Premium/(Discount) to NAV     -6.02%
------------------------------------
Market Yield                   5.20%
------------------------------------
Taxable-Equivalent Yield(2)    7.96%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $75,817
------------------------------------
Average Effective Maturity
on Securities (Years)          16.70
------------------------------------
Leverage-Adjusted Duration     13.89
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 6/18/93)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -2.93%        -4.47%
------------------------------------
1-Year         -8.64%        -6.89%
------------------------------------
5-Year          4.30%         3.69%
------------------------------------
10-Year         4.60%         5.08%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         30.1%
------------------------------------
Tax Obligation/General         17.1%
------------------------------------
Health Care                    15.2%
------------------------------------
U.S. Guaranteed                14.5%
------------------------------------
Water and Sewer                 7.2%
------------------------------------
Utilities                       5.2%
------------------------------------
Other                          10.7%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NAC
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund as of February 29, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              55%
AA                                6%
A                                24%
BBB                               8%
BB or Lower                       1%
N/R                               6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Mar                            0.065
Apr                            0.065
May                            0.065
Jun                            0.065
Jul                            0.065
Aug                            0.065
Sep                           0.0615
Oct                           0.0615
Nov                           0.0615
Dec                           0.0615
Jan                           0.0615
Feb                           0.0615


Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       15.85
                              15.87
                              15.78
                              15.64
                              15.75
                              15.91
                              15.77
                              15.47
                              15.54
                              15.74
                              15.96
                              15.95
                              15.95
                              15.8301
                              16
                              15.66
                              15.54
                              15.4
                              15.09
                              14.84
                              14.54
                              14.38
                              14.2
                              14.32
                              14.258
                              14.09
                              14.3
                              14.3399
                              14.39
                              14.43
                              14.06
                              14.22
                              14.23
                              13.99
                              13.93
                              13.8
                              13.914
                              13.65
                              13.42
                              13.44
                              13.3401
                              13.58
                              13.42
                              13.32
                              13.33
                              14.04
                              14.06
                              13.88
                              14.15
                              14.4
                              14.49
                              13.68
                              13.48
2/29/08                       13.23


FUND SNAPSHOT
------------------------------------
Common Share Price            $13.23
------------------------------------
Common Share
Net Asset Value               $13.86
------------------------------------
Premium/(Discount) to NAV     -4.55%
------------------------------------
Market Yield                   5.58%
------------------------------------
Taxable-Equivalent Yield(2)    8.55%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $325,514
------------------------------------
Average Effective Maturity
on Securities (Years)          17.96
------------------------------------
Leverage-Adjusted Duration     13.75
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 5/26/99)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -4.99%        -4.62%
------------------------------------
1-Year        -12.20%        -6.47%
------------------------------------
5-Year          5.02%         3.95%
------------------------------------
Since
Inception       4.78%         5.76%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         22.7%
------------------------------------
U.S. Guaranteed                20.0%
------------------------------------
Transportation                 12.1%
------------------------------------
Health Care                    11.4%
------------------------------------
Tax Obligation/General          8.7%
------------------------------------
Utilities                       5.5%
------------------------------------
Water and Sewer                 5.4%
------------------------------------
Other                          14.2%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0357 per share.

NVX
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund 2
as of February 29, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
AAA/U.S. Guaranteed              60%
AA                               10%
A                                14%
BBB                               9%
BB or Lower                       1%
N/R                               6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Mar                            0.063
Apr                            0.063
May                            0.063
Jun                             0.06
Jul                             0.06
Aug                             0.06
Sep                             0.06
Oct                           0.0575
Nov                           0.0575
Dec                           0.0575
Jan                           0.0575
Feb                           0.0575


Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       15.26
                              15.14
                              15.16
                              15.15
                              15.25
                              15.43
                              15.5899
                              15.32
                              15.41
                              15.45
                              15.5
                              15.44
                              15.3
                              15.16
                              15.32
                              15.0101
                              14.37
                              14.19
                              14.3
                              14.07
                              13.96
                              13.72
                              13.77
                              13.73
                              13.73
                              13.25
                              13.56
                              13.73
                              14.0999
                              13.85
                              13.7
                              13.82
                              13.7
                              13.63
                              13.43
                              13.47
                              13.5
                              13.2
                              12.75
                              12.84
                              13.05
                              13.1
                              12.91
                              12.9
                              13.15
                              13.84
                              13.75
                              13.69
                              13.89
                              13.84
                              13.97
                              13.24
                              13.29
2/29/08                       12.85


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.85
------------------------------------
Common Share
Net Asset Value               $13.92
------------------------------------
Premium/(Discount) to NAV     -7.69%
------------------------------------
Market Yield                   5.37%
------------------------------------
Taxable-Equivalent Yield(2)    8.22%
------------------------------------
Net Assets Applicable
to Common Shares ($000)     $206,042
------------------------------------
Average Effective Maturity
on Securities (Years)          14.98
------------------------------------
Leverage-Adjusted Duration     11.99
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 3/27/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -3.96%        -2.93%
------------------------------------
1-Year         11.28%        -5.36%
------------------------------------
5-Year          4.90%         4.35%
------------------------------------
Since
Inception       3.74%         5.36%
------------------------------------


INDUSTRIES
(as a % of total investments)
------------------------------------
U.S. Guaranteed                29.9%
------------------------------------
Tax Obligation/Limited         14.7%
------------------------------------
Health Care                    12.1%
------------------------------------
Education and Civic
   Organizations                8.2%
------------------------------------
Transportation                  6.8%
------------------------------------
Water and Sewer                 6.0%
------------------------------------
Consumer Staples                5.3%
------------------------------------
Utilities                       4.6%
------------------------------------
Other                          12.4%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NZH
Performance
OVERVIEW

Nuveen California Dividend Advantage Municipal Fund 3
as of February 29, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1), (2)
AAA/U.S. Guaranteed             55%
AA                               7%
A                               20%
BBB                             11%
BB or Lower                      1%
N/R                              6%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Mar                           0.063
Apr                           0.063
May                           0.063
Jun                           0.059
Jul                           0.059
Aug                           0.059
Sep                           0.059
Oct                           0.059
Nov                           0.059
Dec                           0.059
Jan                           0.059
Feb                           0.059

Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       15.15
                              15.18
                              15.23
                              15.15
                              15.19
                              15.26
                              15.3
                              15.15
                              15.23
                              15.19
                              15.34
                              15.36
                              15.22
                              15.15
                              15.21
                              14.559
                              14.22
                              14.03
                              13.96
                              13.92
                              13.7
                              13.62
                              13.6
                              13.65
                              13.57
                              13.19
                              13.4
                              13.52
                              13.68
                              13.69
                              13.38
                              13.55
                              13.55
                              13.34
                              13.42
                              13.3
                              13.39
                              13.18
                              12.87
                              12.91
                              12.95
                              13.09
                              12.71
                              12.51
                              12.64
                              13.48
                              13.64
                              13.62
                              13.78
                              13.78
                              13.71
                              12.91
                              12.82
2/29/08                       12.4


FUND SNAPSHOT
------------------------------------
Common Share Price            $12.40
------------------------------------
Common Share
Net Asset Value               $13.04
------------------------------------
Premium/(Discount) to NAV     -4.91%
------------------------------------
Market Yield                   5.71%
------------------------------------
Taxable-Equivalent Yield(3)    8.74%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $314,714
------------------------------------
Average Effective Maturity
on Securities (Years)          18.02
------------------------------------
Leverage-Adjusted Duration     15.27
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 9/25/01)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -5.79%        -6.12%
------------------------------------
1-Year        -13.60%        -9.48%
------------------------------------
5-Year          4.87%         3.64%
------------------------------------
Since
Inception       2.99%         4.23%
------------------------------------

INDUSTRIES
(as a % of total investments)2
------------------------------------
Tax Obligation/Limited         25.1%
------------------------------------
Health Care                    16.7%
------------------------------------
U.S. Guaranteed                16.5%
------------------------------------
Tax Obligation/General         10.9%
------------------------------------
Water and Sewer                 7.7%
------------------------------------
Consumer Staples                5.2%
------------------------------------
Transportation                  4.4%
------------------------------------
Other                          13.5%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2)  Excluding derivative transactions.

(3) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NKL
Performance
OVERVIEW

Nuveen Insured California Dividend Advantage Municipal Fund as of February 29, 2008

Pie Chart:
Credit Quality (as a % of total investments)(1)
Insured                          76%
U.S. Guaranteed                  13%
GNMA/FNMA Guaranteed              1%
A (Uninsured)                     3%
BBB (Uninsured)                   7%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share(3)
Mar                            0.065
Apr                            0.065
May                            0.065
Jun                            0.062
Jul                            0.062
Aug                            0.062
Sep                            0.062
Oct                           0.0595
Nov                           0.0595
Dec                           0.0595
Jan                           0.0595
Feb                           0.0595


Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       15.45
                              15.45
                              15.72
                              15.65
                              15.87
                              15.9
                              15.94
                              15.76
                              15.84
                              16
                              16.1
                              15.95
                              15.8499
                              15.79
                              15.76
                              15.2299
                              15.1
                              15.1
                              14.98
                              14.95
                              14.72
                              14.25
                              14
                              14.3799
                              14.23
                              13.73
                              14.24
                              14.24
                              14.71
                              14.72
                              14.16
                              14.35
                              14.4425
                              14.07
                              13.98
                              13.86
                              13.981
                              13.732
                              13.21
                              13.28
                              13.44
                              13.81
                              13.11
                              13.06
                              13.55
                              14.21
                              14.16
                              14.16
                              14.12
                              14.38
                              14.42
                              13.57
                              13.6506
2/29/08                       13.212

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.21
------------------------------------
Common Share
Net Asset Value               $13.87
------------------------------------
Premium/(Discount) to NAV     -4.76%
------------------------------------
Market Yield                   5.40%
------------------------------------
Taxable-Equivalent Yield(2)    8.27%
------------------------------------
Net Assets Applicable to
Common Shares ($000)        $212,072
------------------------------------
Average Effective Maturity
on Securities (Years)          17.93
------------------------------------
Leverage-Adjusted Duration     15.24
------------------------------------


AVERAGE ANNUAL TOTAL RETURN
(Inception 3/25/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -4.67%        -4.58%
------------------------------------
1-Year         -9.91%        -6.67%
------------------------------------
5-Year          3.97%         3.82%
------------------------------------
Since
Inception       3.91%         5.37%
------------------------------------


INDUSTRIES
(as a % of total investments)2
------------------------------------
Tax Obligation/Limited         33.3%
------------------------------------
Tax Obligation/General         16.6%
------------------------------------
U.S. Guaranteed                12.5%
------------------------------------
Utilities                      12.0%
------------------------------------
Water and Sewer                 9.8%
------------------------------------
Health Care                     3.8%
------------------------------------
Other                          12.0%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

(3) The Fund paid shareholders a capital gains distribution in December 2007 of $0.0223 per share.

NKX
Performance
OVERVIEW
Nuveen Insured California Tax-Free Advantage Municipal Fund
                             as of February 29, 2008


Pie Chart:
Credit Quality (as a % of total investments)(1)
Insured                          69%
U.S. Guaranteed                  19%
A (Uninsured)                     5%
BBB (Uninsured)                   7%


Bar Chart:
2007-2008 Monthly Tax-Free Dividends Per Common Share
Mar                            0.059
Apr                            0.059
May                            0.059
Jun                            0.059
Jul                            0.059
Aug                            0.059
Sep                            0.059
Oct                            0.059
Nov                            0.059
Dec                            0.059
Jan                            0.059
Feb                            0.059

Line Chart:
Common Share Price Performance -- Weekly Closing Price
3/01/07                       14.73
                              15.0099
                              15.11
                              15.22
                              14.78
                              14.93
                              15.09
                              15.4
                              15.57
                              15.48
                              15.2
                              15.34
                              14.97
                              14.86
                              15.31
                              15
                              14.646
                              14.6
                              14.55
                              14.25
                              14.76
                              14.5
                              14.05
                              14.3
                              14.42
                              13.904
                              14.1
                              14.47
                              14.75
                              14.82
                              14.41
                              14.63
                              14.425
                              14.21
                              14.39
                              14.24
                              14.27
                              13.6999
                              13.47
                              13.5901
                              13.67
                              14.07
                              14.3
                              13.59
                              14.2
                              14.79
                              14.96
                              14.95
                              15.05
                              14.72
                              14.76
                              14.04
                              14.14
2/29/08                       13.59

FUND SNAPSHOT
------------------------------------
Common Share Price            $13.59
------------------------------------
Common Share
Net Asset Value               $13.63
------------------------------------
Premium/(Discount) to NAV     -0.29%
------------------------------------
Market Yield                   5.21%
------------------------------------
Taxable-Equivalent Yield(2)    7.98%
------------------------------------
Net Assets Applicable to
Common Shares ($000)         $80,250
------------------------------------
Average Effective Maturity
on Securities (Years)          17.67
------------------------------------
Leverage-Adjusted Duration     15.12
------------------------------------

AVERAGE ANNUAL TOTAL RETURN
(Inception 11/21/02)
------------------------------------
           ON SHARE PRICE    ON NAV
------------------------------------
6-Month
(Cumulative)   -3.73%        -3.50%
------------------------------------
1-Year         -3.16%        -5.48%
------------------------------------
5-Year          4.21%         4.32%
------------------------------------
Since
Inception       3.66%         4.52%
------------------------------------

INDUSTRIES
(as a % of total investments)
------------------------------------
Tax Obligation/Limited         32.6%
------------------------------------
U.S. Guaranteed                18.7%
------------------------------------
Tax Obligation/General         13.6%
------------------------------------
Water and Sewer                10.0%
------------------------------------
Transportation                  7.1%
------------------------------------
Health Care                     6.6%
------------------------------------
Other                          11.4%
------------------------------------

(1) The percentages shown in the foregoing chart reflect the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. As explained earlier in the Portfolio Manager's Comments section of this report, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. One or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers, and thereby reduce the percentage of the ratings shown in the foregoing chart.

(2) Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on a combined federal and state income tax rate of 34.7%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

NPC
NCL
NCU


Shareholder MEETING REPORT

The annual meeting of shareholders was held in the offices of Nuveen Investments on December 18, 2007; at this meeting shareholders were asked to vote on the election of Board Members. Additionally, a special meeting of shareholders was held in the offices of Nuveen Investments on October 12, 2007; at this meeting shareholders were asked to vote on a new Investment Management Agreement and to ratify the selection of Ernst & Young LLP as the Funds' independent registered public accounting firm; the meetings for Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3
(NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) were subsequently adjourned to October 22, 2007, and additionally adjourned to November 8, 2007, for NVX, NZH and NKL.

                                     INSURED CALIFORNIA                   INSURED CALIFORNIA                 CALIFORNIA
                                       PREMIUM INCOME                      PREMIUM INCOME 2                PREMIUM INCOME
                                            (NPC)                               (NCL)                             (NCU)
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                  Common and                          Common and                         Common and
                               MuniPreferred     MuniPreferred     MuniPreferred    MuniPreferred     MuniPreferred    MuniPreferred
                               shares voting     shares voting     shares voting    shares voting     shares voting    shares voting
                                    together          together          together         together          together         together
                                  as a class        as a class        as a class       as a class        as a class       as a class
====================================================================================================================================
   For                             3,249,962                --         6,266,550               --         3,046,374               --
   Against                           130,315                --           228,551               --           114,139               --
   Abstain                           119,589                --           239,066               --           179,731               --
   Broker Non-Votes                1,015,442                --         2,126,948               --         1,015,621               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           4,515,308                --         8,861,115               --         4,355,865               --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                             5,732,659                --        11,553,188               --                --               --
   Withhold                           69,815                --           143,579               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           5,802,474                --        11,696,767               --                --               --
====================================================================================================================================
Jack B. Evans
   For                             5,732,959                --        11,546,697               --                --               --
   Withhold                           69,515                --           150,070               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           5,802,474                --        11,696,767               --                --               --
====================================================================================================================================
William C. Hunter
   For                             5,733,059                --        11,552,097               --                --               --
   Withhold                           69,415                --           144,670               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           5,802,474                --        11,696,767               --                --               --
====================================================================================================================================
David J. Kundert
   For                             5,731,959                --        11,552,317               --                --               --
   Withhold                           70,515                --           144,450               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           5,802,474                --        11,696,767               --                --               --
====================================================================================================================================
William J. Schneider
   For                                    --             1,377                --            3,049                --            1,451
   Withhold                               --                 4                --                7                --               45
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --             1,381                --            3,056                --            1,496
====================================================================================================================================
Timothy R. Schwertfeger
   For                                    --             1,377                --            3,049                --            1,451
   Withhold                               --                 4                --                7                --               45
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --             1,381                --            3,056                --            1,496
====================================================================================================================================
Judith M. Stockdale
   For                             5,732,859                --        11,552,588               --         5,252,295               --
   Withhold                           69,615                --           144,179               --            57,829               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           5,802,474                --        11,696,767               --         5,310,124               --
====================================================================================================================================
Carole E. Stone
   For                             5,732,859                --        11,547,897               --         5,253,642               --
   Withhold                           69,615                --           148,870               --            56,482               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           5,802,474                --        11,696,767               --         5,310,124               --
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                             4,351,724                --         8,592,302               --         4,211,485               --
   Against                            78,171                --            68,171               --            29,312               --
   Abstain                            85,413                --           200,642               --           115,068               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                           4,515,308                --         8,861,115               --         4,355,865               --
====================================================================================================================================

NAC
NVX
NZH
                                     CALIFORNIA DIVIDEND                CALIFORNIA DIVIDEND               CALIFORNIA DIVIDEND
                                          ADVANTAGE                          ADVANTAGE 2                      ADVANTAGE 3
                                            (NAC)                               (NVX)                             (NZH)
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                  Common and                          Common and                         Common and
                               MuniPreferred     MuniPreferred     MuniPreferred    MuniPreferred     MuniPreferred    MuniPreferred
                               shares voting     shares voting     shares voting    shares voting     shares voting    shares voting
                                    together          together          together         together          together         together
                                  as a class        as a class        as a class       as a class        as a class       as a class
====================================================================================================================================
   For                            11,519,066                --         7,524,024               --        12,547,385               --
   Against                           452,805                --           362,274               --           582,255               --
   Abstain                           457,250                --           339,547               --           552,227               --
   Broker Non-Votes                4,540,346                --         2,655,816               --         4,737,111               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                          16,969,467                --        10,881,661               --        18,418,978               --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                    --                --                --               --                --               --
   Withhold                               --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --                --                --               --                --               --
====================================================================================================================================
Jack B. Evans
   For                                    --                --                --               --                --               --
   Withhold                               --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --                --                --               --                --               --
====================================================================================================================================
William C. Hunter
   For                                    --                --                --               --                --               --
   Withhold                               --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --                --                --               --                --               --
====================================================================================================================================
David J. Kundert
   For                                    --                --                --               --                --               --
   Withhold                               --                --                --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --                --                --               --                --               --
====================================================================================================================================
William J. Schneider
   For                                    --             5,829                --            3,704                --            6,284
   Withhold                               --                33                --               13                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --             5,862                --            3,717                --            6,284
====================================================================================================================================
Timothy R. Schwertfeger
   For                                    --             5,829                --            3,704                --            6,284
   Withhold                               --                33                --               13                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                  --             5,862                --            3,717                --            6,284
====================================================================================================================================
Judith M. Stockdale
   For                            21,961,662                --        13,813,497               --        22,336,209               --
   Withhold                          265,174                --           183,594               --           309,742               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                          22,226,836                --        13,997,091               --        22,645,951               --
====================================================================================================================================
Carole E. Stone
   For                            21,963,592                --        13,813,821               --       22,319,413
   --
   Withhold                          263,244                --           183,270               --           326,538               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                          22,226,836                --        13,997,091               --        22,645,951               --
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                            16,517,077                --        10,517,764               --        17,813,369               --
   Against                           106,577                --            94,528               --           224,947               --
   Abstain                           345,813                --           269,369               --           380,662               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                          16,969,467                --        10,881,661               --        18,418,978               --
====================================================================================================================================

NKL
NKX

Shareholder MEETING REPORT (continued)

                                                                      INSURED CALIFORNIA                   INSURED CALIFORNIA
                                                                      DIVIDEND ADVANTAGE                   TAX-FREE ADVANTAGE
                                                                               (NKL)                              (NKX)
------------------------------------------------------------------------------------------------------------------------------------
TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT:
                                                                      Common and                         Common and
                                                                   MuniPreferred    MuniPreferred     MuniPreferred    MuniPreferred
                                                                   shares voting    shares voting     shares voting    shares voting
                                                                        together         together          together         together
                                                                      as a class       as a class        as a class       as a class
====================================================================================================================================
   For                                                                 7,881,610               --         3,000,408               --
   Against                                                               318,941               --            87,357               --
   Abstain                                                               356,200               --           170,447               --
   Broker Non-Votes                                                    2,790,520               --         1,043,224               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              11,347,271               --         4,301,436               --
====================================================================================================================================
APPROVAL OF THE BOARD MEMBERS WAS REACHED AS FOLLOWS:
Robert P. Bremner
   For                                                                        --               --                --               --
   Withhold                                                                   --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --               --                --               --
====================================================================================================================================
Jack B. Evans
   For                                                                        --               --                --               --
   Withhold                                                                   --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --               --                --               --
====================================================================================================================================
William C. Hunter
   For                                                                        --               --                --               --
   Withhold                                                                   --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --               --                --               --
====================================================================================================================================
David J. Kundert
   For                                                                        --               --                --               --
   Withhold                                                                   --               --                --               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --               --                --               --
====================================================================================================================================
William J. Schneider
   For                                                                        --            3,793                --            1,632
   Withhold                                                                   --               16                --               35
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            3,809                --            1,667
====================================================================================================================================
Timothy R. Schwertfeger
   For                                                                        --            3,793                --            1,642
   Withhold                                                                   --               16                --               25
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                                      --            3,809                --            1,667
====================================================================================================================================
Judith M. Stockdale
   For                                                                14,050,217               --         5,298,031               --
   Withhold                                                              283,925               --           133,851               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              14,334,142               --         5,431,882               --
====================================================================================================================================
Carole E. Stone
   For                                                                14,058,484               --         5,298,781               --
   Withhold                                                              275,658               --           133,101               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              14,334,142               --         5,431,882               --
====================================================================================================================================
TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CURRENT FISCAL YEAR:
   For                                                                10,907,472               --         4,170,719               --
   Against                                                               218,503               --            17,387               --
   Abstain                                                               221,296               --           113,330               --
------------------------------------------------------------------------------------------------------------------------------------
   Total                                                              11,347,271               --         4,301,436               --
====================================================================================================================================

NPC
Nuveen Insured California Premium Income Municipal Fund, Inc.
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.3% (3.6% OF TOTAL INVESTMENTS)

$       2,125   California Educational Facilities Authority, Student Loan Revenue      3/08 at 102.00         Aaa       $ 2,143,764
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        1,500   California State University, Systemwide Revenue Bonds,                 5/15 at 100.00         AAA         1,444,005
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        1,500   University of California, General Revenue Bonds, Series 2006J,         5/15 at 101.00         AAA         1,306,620
                 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,125   Total Education and Civic Organizations                                                                   4,894,389
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 4.9% (3.4% OF TOTAL INVESTMENTS)

        3,000   California Health Facilities Financing Authority, Insured Revenue      8/08 at 101.00         AAA         3,001,620
                 Bonds, Sutter Health, Series 1998A, 5.375%, 8/15/30 -
                 MBIA Insured

        1,500   California Statewide Community Development Authority,                  8/09 at 101.00         AAA         1,557,150
                 Certificates of Participation, Sutter Health Obligated Group,
                 Series 1999, 5.500%, 8/15/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        4,500   Total Health Care                                                                                         4,558,770
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.3% (0.2% OF TOTAL INVESTMENTS)

          210   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         Aa2           217,785
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

          100   California Housing Finance Agency, Single Family Mortgage              8/08 at 101.00         AAA           100,531
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          310   Total Housing/Single Family                                                                                 318,316
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 31.3% (21.5% OF TOTAL INVESTMENTS)

          Bonita Unified School District, San Diego County, California,
                     General Obligation Bonds, Series 2004A:
        1,890    5.250%, 8/01/23 - MBIA Insured                                        8/14 at 100.00         AAA         1,897,069
        1,250    5.250%, 8/01/25 - MBIA Insured                                        8/14 at 100.00         AAA         1,241,488

        2,000   California, General Obligation Veterans Welfare Bonds,                 6/08 at 100.00         AAA         1,990,000
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

                El Segundo Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2004:
        2,580    5.250%, 9/01/21 - FGIC Insured                                        9/14 at 100.00          A+         2,618,287
        1,775    5.250%, 9/01/22 - FGIC Insured                                        9/14 at 100.00          A+         1,791,525

        1,225   Fresno Unified School District, Fresno County, California,             2/13 at 103.00         AAA         1,377,549
                 General Obligation Refunding Bonds, Series 1998A,
                 6.550%, 8/01/20 - MBIA Insured

        1,180   Jurupa Unified School District, Riverside County, California,          8/13 at 100.00           A         1,183,009
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/21 -
                 FGIC Insured

        3,000   Pomona Unified School District, Los Angeles County, California,        8/11 at 103.00         AAA         3,325,860
                 General Obligation Refunding Bonds, Series 1997A,
                 6.500%, 8/01/19 - MBIA Insured

          160   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           156,301
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   Sacramento City Unified School District, Sacramento County,            7/15 at 100.00         Aaa         2,945,100
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured


                                       23

NPC
Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                San Diego Unified School District, San Diego County, California,
                General Obligation Bonds, Election of 1998, Series 2001C:
$       1,335    5.000%, 7/01/21 - FSA Insured                                         7/11 at 102.00         AAA       $ 1,432,722
        3,500    5.000%, 7/01/22 - FSA Insured                                         7/11 at 102.00         AAA         3,756,200
        4,895    5.000%, 7/01/23 - FSA Insured                                         7/11 at 102.00         AAA         5,253,314

------------------------------------------------------------------------------------------------------------------------------------
       27,790   Total Tax Obligation/General                                                                             28,968,424
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 29.9% (20.5% OF TOTAL INVESTMENTS)

        1,000   Brea and Olinda Unified School District, Orange County,                8/11 at 101.00         AAA           994,650
                 California, Certificates of Participation Refunding, Series 2002A,
                 5.125%, 8/01/26 - FSA Insured

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,215    5.000%, 12/01/19 - AMBAC Insured                                     12/13 at 100.00         AAA         1,244,865
        1,615    5.000%, 12/01/21 - AMBAC Insured                                     12/13 at 100.00         AAA         1,632,571

          195   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A           182,105
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          595   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AAA           547,953
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,900   Corona-Norco Unified School District, Riverside County,                9/12 at 100.00         AAA         1,900,000
                 California, Special Tax Bonds, Community Facilities
                 District 98-1, Series 2002, 5.100%, 9/01/25 - AMBAC Insured

        5,000   El Monte, California, Senior Lien Certificates of Participation,       1/11 at 100.00         AAA         4,768,650
                 Department of Public Services Facility Phase II, Series 2001,
                 5.250%, 1/01/34 - AMBAC Insured

        2,050   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         1,900,904
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 8.252%, 6/01/45 - AGC Insured (IF)

        1,000   Hesperia Public Financing Authority, California, Redevelopment         9/17 at 100.00          A3           904,530
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 - XLCA Insured

          435   Indian Wells Redevelopment Agency, California, Tax Allocation          9/13 at 100.00         AAA           437,597
                 Bonds, Consolidated Whitewater Project Area, Series 2003A,
                 5.000%, 9/01/20 - AMBAC Insured

          345   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00         Aaa           313,436
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

          895   Los Angeles Community Redevelopment Agency, California,               12/14 at 100.00         AAA           909,857
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,500   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00         AA-         1,336,710
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        1,050   Moreno Valley Community Redevelopment Agency, California,              8/17 at 100.00         AAA           844,904
                 Tax Allocation Bonds, Trust 1028, 6.644%, 8/01/38 -
                 AMBAC Insured (IF)

        2,500   Rancho Cucamonga Redevelopment Agency, California, Tax                 9/17 at 100.00         AAA         1,899,600
                 Allocation Bonds, Trust 1029, 7.623%, 9/01/34 -
                 MBIA Insured (IF)

          165   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           152,932
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          205   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AAA           197,464
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,500   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/15 at 100.00         AAA         1,420,215
                 Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured

        3,565   Sweetwater Union High School District Public Financing Authority,      9/15 at 100.00         AAA         3,491,704
                 California, Special Tax Revenue Bonds, Series 2005A,
                 5.000%, 9/01/25 - FSA Insured

        2,805   Yucaipa-Calimesa Joint Unified School District, San Bernardino        10/11 at 100.00         AAA         2,596,364
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/31 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,535   Total Tax Obligation/Limited                                                                             27,677,011
------------------------------------------------------------------------------------------------------------------------------------


                                       24

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 2.5% (1.7% OF TOTAL INVESTMENTS)

$       2,400   San Diego Unified Port District, California, Revenue Bonds,            9/14 at 100.00         AAA       $ 2,269,992
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 47.0% (32.3% OF TOTAL INVESTMENTS) (4)

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00         AAA         8,545,616
        2,000    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00         AAA         2,137,740

        2,500   Fresno Unified School District, Fresno County, California, General     8/09 at 102.00         AAA         2,506,500
                 Obligation Bonds, Series 2001A, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        6,000   Huntington Park Redevelopment Agency, California, Single                 No Opt. Call         AAA         7,962,120
                 Family Residential Mortgage Revenue Refunding Bonds,
                 Series 1986A, 8.000%, 12/01/19 (ETM)

        5,135   Palmdale Community Redevelopment Agency, California,                     No Opt. Call         AAA         6,535,058
                 Single Family Restructured Mortgage Revenue Bonds,
                 Series 1986A, 8.000%, 3/01/16 (Alternative Minimum Tax) (ETM)

        6,220   Riverside County, California, GNMA Mortgage-Backed Securities            No Opt. Call         AAA         8,632,112
                 Program Single Family Mortgage Revenue Bonds, Series 1987A,
                 9.000%, 5/01/21 (Alternative Minimum Tax) (ETM)

        1,485   San Jose, California, Single Family Mortgage Revenue Bonds,              No Opt. Call         Aaa         1,930,144
                 Series 1985A, 9.500%, 10/01/13 (ETM)

        3,000   Santa Clara County Financing Authority, California, Lease              3/08 at 102.00         AAA         3,063,750
                 Revenue Bonds, VMC Facility Replacement Project, Series 1997A,
                 5.000%, 11/15/22 (Pre-refunded 3/17/08) - AMBAC Insured

        2,150   Santa Clara Valley Water District, California, Water Utility System    6/10 at 100.00      AA (4)         2,256,554
                 Revenue Bonds, Series 2000A, 5.125%, 6/01/31
                 (Pre-refunded 6/01/10) - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,485   Total U.S. Guaranteed                                                                                    43,569,594
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 0.4% (0.2% OF TOTAL INVESTMENTS)

          345   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-           322,020
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 24.1% (16.6% OF TOTAL INVESTMENTS)

        5,255   El Dorado Irrigation District, California, Water and Sewer             3/13 at 100.00           A         5,263,513
                 Certificates of Participation, Series 2003A, 5.000%, 3/01/20 -
                 FGIC Insured

        1,230   El Dorado Irrigation District, California, Water and Sewer             3/14 at 100.00           A         1,210,037
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          235   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           222,127
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        5,000   Indio Water Authority, California, Water Revenue Bonds,                4/16 at 100.00         AAA         4,794,900
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          220   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AAA           203,742
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,500   Placerville Public Financing Authority, California, Wastewater         9/16 at 100.00          A-         1,372,590
                 System Refinancing and Improvement Project Revenue Bonds,
                 Series 2006, 5.000%, 9/01/34 - XLCA Insured

        3,400   San Diego Public Facilities Financing Authority, California,           5/08 at 100.50           A         3,411,968
                 Sewerage Revenue Bonds, Series 1997A, 5.250%, 5/15/22 -
                 FGIC Insured

        1,310   Santa Fe Springs Public Financing Authority, California, Water         5/13 at 100.00         AAA         1,308,048
                 Revenue Bonds, Series 2003A, 5.000%, 5/01/33 - MBIA Insured

        1,345   West Basin Municipal Water District, California, Revenue               8/13 at 100.00         AAA         1,338,544
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/20 -
                 MBIA Insured

        2,000   Westlands Water District, California, Revenue Certificates of          3/15 at 100.00         AAA         1,894,020
                 Participation, Series 2005A, 5.000%, 9/01/30 - MBIA Insured


                                       25

NPC
Nuveen Insured California Premium Income Municipal Fund, Inc. (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,310   Wheeler Ridge-Maricopa Water District, Kern County, California,        5/08 at 101.00         AAA      $  1,325,825
                 Water Revenue Refunding Bonds, Series 1996,
                 5.700%, 11/01/15 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       22,805   Total Water and Sewer                                                                                    22,345,314
------------------------------------------------------------------------------------------------------------------------------------
$     129,295   Total Investments (cost $132,991,181) - 145.7%                                                          134,923,830
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 2.9%                                                                      2,697,835
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (48.6)% (5)                                                    (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 92,621,665
                ====================================================================================================================

                    As of February 29, 2008, all of the bonds in the Portfolio of Investments, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.4)%.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc.
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                EDUCATION AND CIVIC ORGANIZATIONS - 5.9% (3.6% OF TOTAL INVESTMENTS)

$         620   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00         Aaa       $   652,761
                 University of the Pacific, Series 2000, 5.875%, 11/01/20 -
                 MBIA Insured

        2,125   California Educational Facilities Authority, Student Loan Revenue      3/08 at 102.00         Aaa         2,143,764
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        1,500   California State University, Systemwide Revenue Bonds,                 5/15 at 100.00         AAA         1,444,005
                 Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

        6,000   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AAA         5,798,280
                 Series 2003A, 5.000%, 5/15/27 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,245   Total Education and Civic Organizations                                                                  10,038,810
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 1.4% (0.9% OF TOTAL INVESTMENTS)

        2,000   The Regents of the University of California, Medical Center            5/15 at 101.00         AAA         1,721,100
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

          650   University of California, Hospital Revenue Bonds, UCLA Medical         5/12 at 101.00         AAA           690,229
                 Center, Series 2004A, 5.500%, 5/15/18 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        2,650   Total Health Care                                                                                         2,411,329
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 2.3% (1.4% OF TOTAL INVESTMENTS)

          400   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         Aa2           414,828
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        2,410   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         AAA         2,479,986
                 Bonds, Series 2006K, 5.500%, 2/01/42 - AMBAC Insured
                 (Alternative Minimum Tax)

        1,100   California Housing Finance Agency, Single Family Mortgage              8/08 at 100.75         AAA         1,105,291
                 Bonds, Series 1997C-2-II, 5.625%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        3,910   Total Housing/Single Family                                                                               4,000,105
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 22.5% (13.9% OF TOTAL INVESTMENTS)

        1,460   ABC Unified School District, Los Angeles County, California,           8/10 at 101.00          A+         1,551,834
                 General Obligation Bonds, Series 2000B, 5.750%, 8/01/16 -
                 FGIC Insured

        1,425   Bassett Unified School District, Los Angeles County, California,       8/16 at 100.00           A         1,421,210
                 General Obligation Bonds, Series 2006B, 5.250%, 8/01/30 -
                 FGIC Insured

        3,000   California State, General Obligation Bonds, Series 2006,               9/16 at 100.00         AAA         2,574,540
                 4.500%, 9/01/36 - FSA Insured

        4,400   California, General Obligation Bonds, Series 2003,                     2/13 at 100.00         AAA         4,158,924
                 5.000%, 2/01/31 - MBIA Insured

        3,000   California, General Obligation Veterans Welfare Bonds,                 6/08 at 100.00         AAA         2,985,000
                 Series 2001BZ, 5.375%, 12/01/24 - MBIA Insured
                 (Alternative Minimum Tax)

        1,910   Fresno Unified School District, Fresno County, California,               No Opt. Call         AAA         2,020,761
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured (4)

        1,255   Los Angeles Community College District, Los Angeles County,            8/15 at 100.00         AAA         1,256,493
                 California, General Obligation Bonds, Series 2005A,
                 5.000%, 8/01/24 - FSA Insured

        4,000   Los Angeles Unified School District, Los Angeles County,               7/17 at 100.00         AAA         3,714,880
                 California, General Obligation Bonds, Series 2007A,
                 4.500%, 7/01/24 - FSA Insured


                                       27

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

                Los Rios Community College District, Sacramento, El Dorado and
                Yolo Counties, California, General Obligation Bonds, Series 2006C:
$       2,110    5.000%, 8/01/21 - FSA Insured                                         8/14 at 102.00         AAA       $ 2,149,119
        3,250    5.000%, 8/01/22 - FSA Insured                                         8/14 at 102.00         AAA         3,287,733
        3,395    5.000%, 8/01/23 - FSA Insured                                         8/14 at 102.00         AAA         3,411,092

        1,270   Merced City School District, Merced County, California,                8/13 at 100.00           A         1,259,650
                 General Obligation Bonds, Series 2004, 5.000%, 8/01/22 -
                 FGIC Insured

          305   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           297,948
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        2,500   Sacramento City Unified School District, Sacramento County,            7/15 at 100.00         Aaa         2,454,250
                 California, General Obligation Bonds, Series 2005,
                 5.000%, 7/01/27 - MBIA Insured

        1,125   San Diego Unified School District, California, General Obligation        No Opt. Call          AA           527,456
                 Bonds, Election of 1998, Series 1999A, 0.000%, 7/01/21 -
                 FGIC Insured

        2,000   San Francisco Community College District, California, General          6/10 at 102.00         Aa3         1,950,700
                 Obligation Bonds, Series 2002A, 5.000%, 6/15/26 - FGIC Insured

        1,000   San Ramon Valley Unified School District, Contra Costa County,         8/14 at 100.00         AAA         1,000,500
                 California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/24 - FSA Insured

        2,445   Washington Unified School District, Yolo County, California,           8/13 at 100.00           A         2,451,235
                 General Obligation Bonds, Series 2004A, 5.000%, 8/01/21 -
                 FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,850   Total Tax Obligation/General                                                                             38,473,325
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 58.2% (36.0% OF TOTAL INVESTMENTS)

                Anaheim Public Finance Authority, California, Subordinate Lease
                Revenue Bonds, Public Improvement Project, Series 1997C:
        5,130    0.000%, 9/01/18 - FSA Insured                                           No Opt. Call         AAA         3,031,676
        8,000    0.000%, 9/01/21 - FSA Insured                                           No Opt. Call         AAA         3,875,040

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
        1,535    5.000%, 12/01/20 - AMBAC Insured                                     12/13 at 100.00         AAA         1,561,832
        1,780    5.000%, 12/01/23 - AMBAC Insured                                     12/13 at 100.00         AAA         1,776,013

        3,725   California State Public Works Board, Lease Revenue Bonds,              1/16 at 100.00         AAA         3,932,259
                 Department of Corrections & Rehabilitation, Series 2005J,
                 5.000%, 1/01/17 - AMBAC Insured

          380   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A           354,871
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        6,000   El Monte, California, Senior Lien Certificates of Participation,       1/11 at 100.00         AAA         5,988,360
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        8,280   Fontana Public Financing Authority, California, Tax Allocation        10/15 at 100.00         AAA         7,778,149
                 Revenue Bonds, North Fontana Redevelopment Project,
                 Series 2005A, 5.000%, 10/01/32 - AMBAC Insured

        3,000   Galt Schools Joint Powers Authority, Sacramento County,                5/08 at 102.00         AAA         3,068,550
                 California, Revenue Refunding Bonds, High School and
                 Elementary School Facilities, Series 1997A, 5.875%, 11/01/24 -
                 MBIA Insured

        4,025   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         3,732,262
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 8.252%, 6/01/45 - AGC Insured (IF)

        4,500   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         3,276,405
                 Enhanced Tobacco Settlement Revenue Bonds, Residual
                 Series 2040, 3.530%, 6/01/45 - FGIC Insured (IF)

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
       20,110    5.000%, 6/01/35 - FGIC Insured (UB)                                   6/15 at 100.00           A        18,643,378
        2,345    5.000%, 6/01/38 - FGIC Insured (UB)                                   6/15 at 100.00           A         2,159,980

        1,255   Hesperia Public Financing Authority, California, Redevelopment         9/17 at 100.00          A3         1,135,185
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 - XLCA Insured

        1,700   Hesperia Unified School District, San Bernardino County,               2/17 at 100.00         AAA         1,556,843
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured


                                       28

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,810   Kern County Board of Education, California, Certificates of            5/08 at 102.00         AAA       $ 1,759,211
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28 -
                 MBIA Insured

        5,000   La Quinta Redevelopment Agency, California, Tax Allocation             3/08 at 102.00         AAA         4,858,800
                 Refunding Bonds, Redevelopment Project Area 1, Series 1998,
                 5.200%, 9/01/28 - AMBAC Insured

        2,185   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00         Aaa         1,985,094
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,000   Los Angeles Community Redevelopment Agency, California,               12/14 at 100.00         AAA         1,016,600
                 Tax Allocation Bonds, Bunker Hill Project, Series 2004A,
                 5.000%, 12/01/20 - FSA Insured

        1,250   Los Angeles County Metropolitan Transportation Authority,              7/13 at 100.00         AAA         1,272,463
                 California, Proposition A First Tier Senior Sales Tax Revenue
                 Bonds, Series 2003B, 5.000%, 7/01/19 - MBIA Insured

        4,000   Los Angeles, California, Certificates of Participation, Municipal      6/13 at 100.00         AAA         3,682,360
                 Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 -
                 AMBAC Insured

        3,000   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00         AA-         2,673,420
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        2,045   Moreno Valley Community Redevelopment Agency, California,              8/17 at 100.00         AAA         1,645,550
                 Tax Allocation Bonds, Trust 1028, 6.644%, 8/01/38 -
                 AMBAC Insured (IF)

        4,140   Plumas County, California, Certificates of Participation, Capital      6/13 at 101.00         AAA         3,871,438
                 Improvement Program, Series 2003A, 5.000%, 6/01/28 -
                 AMBAC Insured

          390   Poway Redevelopment Agency, California, Tax Allocation Refunding      12/10 at 102.00         AAA           397,972
                 Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

          325   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           301,230
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,000   Rocklin Unified School District, Placer County, California,            9/13 at 100.00         AAA           966,050
                 Special Tax Bonds, Community Facilities District 1, Series 2004,
                 5.000%, 9/01/25 - MBIA Insured

          405   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AAA           390,112
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        5,000   San Bernardino Joint Powers Financing Authority, California,           9/09 at 102.00         AAA         5,189,750
                 Certificates of Participation Refunding, Police Station Financing
                 Project, Series 1999, 5.500%, 9/01/20 - MBIA Insured

        1,500   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/15 at 100.00         AAA         1,420,215
                 Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured

        5,510   Sweetwater Union High School District Public Financing                 9/15 at 100.00         AAA         5,311,475
                 Authority, California, Special Tax Revenue Bonds, Series 2005A,
                 5.000%, 9/01/28 - FSA Insured

        1,020   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AAA           954,649
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
      111,345   Total Tax Obligation/Limited                                                                             99,567,192
------------------------------------------------------------------------------------------------------------------------------------

                TRANSPORTATION - 7.3% (4.5% OF TOTAL INVESTMENTS)

        6,500   Foothill/Eastern Transportation Corridor Agency, California,            1/10 at 65.32         AAA         3,823,820
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/18 - MBIA Insured

        4,000   Orange County Transportation Authority, California, Toll Road          8/13 at 100.00         AAA         4,089,000
                 Revenue Bonds, 91 Express Lanes Project, Series 2003A,
                 5.000%, 8/15/18 - AMBAC Insured

        5,000   San Francisco Airports Commission, California, Revenue                 5/11 at 100.00         AAA         4,633,500
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.250%, 5/01/31 -
                 MBIA Insured (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       15,500   Total Transportation                                                                                     12,546,320
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 34.9% (21.6% OF TOTAL INVESTMENTS) (5)

        1,380   California Educational Facilities Authority, Revenue Bonds,           11/10 at 100.00         Aaa         1,485,211
                 University of the Pacific, Series 2000, 5.875%, 11/01/20
                 (Pre-refunded 11/01/10) - MBIA Insured


                                       29

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (5) (continued)

                California Infrastructure Economic Development Bank, Revenue
                Bonds, Asian Art Museum of San Francisco, Series 2000:
$       1,295    5.500%, 6/01/19 (Pre-refunded 6/01/10) - MBIA Insured                 6/10 at 101.00         AAA       $ 1,380,690
        1,000    5.500%, 6/01/20 (Pre-refunded 6/01/10) - MBIA Insured                 6/10 at 101.00         AAA         1,066,170

        3,450   California State Public Works Board, Lease Revenue Bonds,             11/09 at 101.00         AAA         3,640,647
                 Department of Health Services, Series 1999A,
                 5.750%, 11/01/24 (Pre-refunded 11/01/09) - MBIA Insured

        2,250   California State, General Obligation Bonds, Series 2004,               4/14 at 100.00         AAA         2,420,145
                 5.000%, 4/01/31 (Pre-refunded 4/01/14) - AMBAC Insured

        2,500   California, Various Purpose General Obligation Bonds,                  9/09 at 101.00         AAA         2,624,900
                 Series 1999, 5.500%, 9/01/24 (Pre-refunded 9/01/09) -
                 FSA Insured

                California, Various Purpose General Obligation Bonds, Series 2000:
        7,995    5.750%, 3/01/22 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00         AAA         8,545,616
        1,900    5.750%, 3/01/27 (Pre-refunded 3/01/10) - MBIA Insured                 3/10 at 101.00         AAA         2,030,853

        2,260   Central Unified School District, Fresno County, California,            3/08 at 100.00         AAA         2,285,493
                 General Obligation Bonds, Series 1993, 5.625%, 3/01/18 -
                 AMBAC Insured (ETM)

        3,000   Escondido Union High School District, San Diego County, California,    5/08 at 101.00         AAA         3,043,980
                 General Obligation Bonds, Series 1996, 5.700%, 11/01/10 -
                 MBIA Insured (ETM)

                Fresno Unified School District, Fresno County, California, General
                Obligation Bonds, Series 2001F:
        1,065    5.125%, 8/01/21 - FSA Insured (ETM)                                   8/09 at 102.00         AAA         1,089,346
        1,160    5.125%, 8/01/22 - FSA Insured (ETM)                                   8/09 at 102.00         AAA         1,175,811
        1,220    5.125%, 8/01/23 - FSA Insured (ETM)                                   8/09 at 102.00         AAA         1,230,797

        1,500   Hacienda La Puente Unified School District, Los Angeles County,        8/10 at 101.00         AAA         1,596,855
                 California, General Obligation Bonds, Series 2000A,
                 5.250%, 8/01/25 (Pre-refunded 8/01/10) - MBIA Insured

        2,000   Kern County Board of Education, California, Certificates of            5/08 at 102.00         AAA         2,049,280
                 Participation Refunding, Series 1998A, 5.200%, 5/01/28
                 (Pre-refunded 5/01/08) - MBIA Insured

        3,865   Los Angeles County Metropolitan Transportation Authority,              7/10 at 101.00      AA (5)         4,108,109
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Bonds, Series 2000A, 5.250%, 7/01/30 (Pre-refunded 7/01/10) -
                 FGIC Insured

                Manteca Unified School District, San Joaquin County, California,
                General Obligation Bonds, Series 2004:
        1,000    5.250%, 8/01/21 (Pre-refunded 8/01/14) - FSA Insured                  8/14 at 100.00         AAA         1,092,630
        1,000    5.250%, 8/01/22 (Pre-refunded 8/01/14) - FSA Insured                  8/14 at 100.00         AAA         1,092,630

        2,500   Oakland, California, Insured Revenue Bonds, 1800 Harrison              1/10 at 100.00         AAA         2,648,075
                 Foundation - Kaiser Permanente, Series 1999A,
                 6.000%, 1/01/29 (Pre-refunded 1/01/10) - AMBAC Insured

        1,610   Poway Redevelopment Agency, California, Tax Allocation                12/10 at 102.00         Aaa         1,762,274
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

        3,500   Puerto Rico Electric Power Authority, Power Revenue Bonds,             7/12 at 101.00         AAA         3,779,825
                 Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) -
                 FSA Insured

        4,320   Riverside County, California, GNMA Mortgage-Backed Securities            No Opt. Call         AAA         5,636,995
                 Program Single Family Mortgage Revenue Bonds, Series 1987B,
                 8.625%, 5/01/16 (Alternative Minimum Tax) (ETM)

        1,690   Sacramento City Financing Authority, California, Capital              12/09 at 102.00         AAA         1,809,432
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 (Pre-refunded
                 12/01/09) - AMBAC Insured

        1,000   Sacramento County Sanitation District Financing Authority,            12/10 at 101.00         AAA         1,077,790
                 California, Revenue Bonds, Series 2000A, 5.500%, 12/01/20
                 (Pre-refunded 12/01/10) - AMBAC Insured

          905   University of California, Hospital Revenue Bonds, UCLA Medical         5/12 at 101.00         AAA           992,206
                 Center, Series 2004A, 5.500%, 5/15/18 (Pre-refunded 5/15/12) -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       55,365   Total U.S. Guaranteed                                                                                    59,665,760
------------------------------------------------------------------------------------------------------------------------------------

                                       30

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES - 8.1% (5.0% OF TOTAL INVESTMENTS)

$       3,740   California Pollution Control Financing Authority, Revenue              9/09 at 101.00         AAA       $ 3,748,265
                 Refunding Bonds, Southern California Edison Company,
                 Series 1999B, 5.450%, 9/01/29 - MBIA Insured

          670   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-           625,371
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

          100   Sacramento City Financing Authority, California, Capital              12/09 at 102.00         AAA           105,694
                 Improvement Revenue Bonds, Solid Waste and Redevelopment
                 Projects, Series 1999, 5.800%, 12/01/19 - AMBAC Insured

        1,950   Salinas Valley Solid Waste Authority, California, Revenue Bonds,       8/12 at 100.00         AAA         1,874,184
                 Series 2002, 5.250%, 8/01/27 - AMBAC Insured (Alternative
                 Minimum Tax)

                Santa Clara, California, Subordinate Electric Revenue Bonds,
                Series 2003A:
        2,800    5.000%, 7/01/24 - MBIA Insured                                        7/13 at 100.00         AAA         2,726,640
        5,000    5.000%, 7/01/28 - MBIA Insured                                        7/13 at 100.00         AAA         4,757,550

------------------------------------------------------------------------------------------------------------------------------------
       14,260   Total Utilities                                                                                          13,837,704
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 21.2% (13.1% OF TOTAL INVESTMENTS)

        2,975   Chino Basin Regional Finance Authority, California, Sewerage           8/08 at 100.00         AAA         2,982,259
                 System Revenue Bonds, Inland Empire Utilities Agency,
                 Series 1994, 6.000%, 8/01/16 - AMBAC Insured

        2,000   El Dorado Irrigation District, California, Water and Sewer             3/14 at 100.00           A         1,967,540
                 Certificates of Participation, Series 2004A, 5.000%, 3/01/21 -
                 FGIC Insured

          750   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00         AAA           718,088
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          460   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           434,801
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        2,700   Los Angeles County Sanitation Districts Financing Authority,          10/13 at 100.00         AAA         2,735,991
                 California, Senior Revenue Bonds, Capital Projects,
                 Series 2003A, 5.000%, 10/01/21 - FSA Insured

        2,000   Los Angeles, California, Wastewater System Revenue Bonds,              6/15 at 100.00         AAA         1,787,880
                 Series 2005A, 4.500%, 6/01/29 - MBIA Insured

          430   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AAA           398,223
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

       12,000   Orange County Sanitation District, California, Certificates            8/13 at 100.00          AA        11,053,439
                 of Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

        1,520   San Buenaventura, California, Water Revenue Certificates              10/14 at 100.00         AAA         1,463,638
                 of Participation, Series 2004, 5.000%, 10/01/25 - AMBAC Insured

        3,675   San Dieguito Water District, California, Water Revenue Bonds,         10/14 at 100.00         AA-         3,674,816
                 Series 2004, 5.000%, 10/01/23 - FGIC Insured

                Santa Clara Valley Water District, California, Certificates
                of Participation, Series 2004A:
        1,400    5.000%, 2/01/19 - FGIC Insured                                        2/14 at 100.00         AA+         1,418,480
          445    5.000%, 2/01/20 - FGIC Insured                                        2/14 at 100.00         AA+           447,679
          465    5.000%, 2/01/21 - FGIC Insured                                        2/14 at 100.00         AA+           464,544

        2,500   West Basin Municipal Water District, California, Revenue               8/13 at 100.00         AAA         2,408,525
                 Certificates of Participation, Series 2003A, 5.000%, 8/01/30 -
                 MBIA Insured


                                       31

NCL
Nuveen Insured California Premium Income Municipal Fund 2, Inc. (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                Yorba Linda Water District, California, Certificates of Participation,
                Highland Reservoir Renovation, Series 2003:
$       2,010    5.000%, 10/01/28 - FGIC Insured                                      10/13 at 100.00         AAA      $  1,932,454
        2,530    5.000%, 10/01/33 - FGIC Insured                                      10/13 at 100.00         AAA         2,410,609

       37,860   Total Water and Sewer                                                                                    36,298,966

------------------------------------------------------------------------------------------------------------------------------------
$     290,985   Total Investments (cost $282,997,557) - 161.8%                                                           276,839,511
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (9.8%)                                                                      (16,845,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.5%                                                                      6,129,059
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.5)% (6)                                                    (95,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $171,123,570
                ====================================================================================================================

                    As of February 29, 2008, all of the bonds in the Portfolio of Investments, are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

               (5) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.3)%.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NCU
Nuveen California Premium Income Municipal Fund
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 7.4% (4.8% OF TOTAL INVESTMENTS)

$       1,500   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00        Baa3       $ 1,405,920
                 Settlement Asset-Backed Bonds, Alameda County Tobacco
                 Asset Securitization Corporation, Series 2002, 5.750%, 6/01/29

          290   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00         BBB           266,336
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        3,320   California Statewide Financing Authority, Tobacco Settlement           5/12 at 100.00        Baa3         3,129,830
                 Asset-Backed Bonds, Pooled Tobacco Securitization Program,
                 Series 2002A, 5.625%, 5/01/29

        1,350   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00         BBB           806,288
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
        6,460   Total Consumer Staples                                                                                    5,608,374
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 2.3% (1.5% OF TOTAL INVESTMENTS)

           70   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00          A3            63,766
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
           45    5.000%, 11/01/21                                                     11/15 at 100.00          A2            43,322
           60    5.000%, 11/01/25                                                     11/15 at 100.00          A2            55,545

        1,500   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AAA         1,573,680
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        1,675   Total Education and Civic Organizations                                                                   1,736,313
------------------------------------------------------------------------------------------------------------------------------------


                ENERGY - 0.5% (0.4% OF TOTAL INVESTMENTS)

          500   Virgin Islands Public Finance Authority, Revenue Bonds, Refinery       1/15 at 100.00         BBB           412,790
                 Project Hovensa LLC, Series 2007, 4.700%, 7/01/22
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 23.5% (15.2% OF TOTAL INVESTMENTS)

        4,705   California Health Facilities Financing Authority, Hospital Revenue     5/08 at 100.00          BB         4,507,765
                 Bonds, Downey Community Hospital, Series 1993,
                 5.750%, 5/15/15

          620   California Health Facilities Financing Authority, Revenue Bonds,      11/15 at 100.00          A2           571,931
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

          155   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00          A+           137,170
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        3,525   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AA-         3,240,180
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

        1,500   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00          A+         1,471,980
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

          685   California Municipal Financing Authority, Certificates of              2/17 at 100.00        Baa2           559,193
                 Participation, Community Hospitals of Central California,
                 Series 2007, 5.250%, 2/01/46

        1,000   California Statewide Community Development Authority, Insured         10/17 at 100.00          A+           889,350
                 Health Facility Revenue Bonds, Henry Mayo Newhall Memorial
                 Hospital, Series 2007A, 5.000%, 10/01/37

        2,180   California Statewide Community Development Authority, Revenue          3/16 at 100.00          A+         1,933,573
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41


                                       33

NCU
Nuveen California Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         730   California Statewide Community Development Authority, Revenue          8/16 at 100.00          A+       $   681,981
                 Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31

        1,000   California Statewide Community Development Authority, Revenue          4/17 at 100.00          A+           852,090
                 Bonds, Kaiser Permanente System, Series 2007A,
                 4.750%, 4/01/33

        2,100   California Statewide Community Development Authority, Revenue            No Opt. Call         AAA         2,126,019
                 Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

        1,000   The Regents of the University of California, Medical Center            5/15 at 101.00         AAA           860,550
                 Pooled Revenue Bonds, Series 2007A, 4.500%, 5/15/37 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,200   Total Health Care                                                                                        17,831,782
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 2.1% (1.4% OF TOTAL INVESTMENTS)

        1,600   California Statewide Community Development Authority, Revenue          7/08 at 101.00         N/R         1,590,160
                 Refunding Bonds, Irvine Apartment Communities Development,
                 Series 1998A, 5.250%, 5/15/25 (Mandatory put 5/15/13)
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.5% (0.2% OF TOTAL INVESTMENTS)

          185   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         Aa2           191,858
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

          175   California Housing Finance Agency, Single Family Mortgage              8/08 at 101.00         AAA           175,929
                 Bonds II, Series 1997A-1, 6.000%, 8/01/20 - MBIA Insured
                 (Alternative Minimum Tax)

           30   California Rural Home Mortgage Finance Authority,                        No Opt. Call         AAA            30,606
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 1996C, 7.500%, 8/01/27
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
          390   Total Housing/Single Family                                                                                 398,393
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 0.6% (0.4% OF TOTAL INVESTMENTS)

          500   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00         BBB           447,540
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 26.4% (17.1% OF TOTAL INVESTMENTS)

                California, General Obligation Bonds, Series 2003:
        1,000    5.250%, 11/01/19 - RAAI Insured                                      11/13 at 100.00          AA         1,017,720
        1,500    5.000%, 2/01/31 - MBIA Insured                                        2/13 at 100.00         AAA         1,417,815

                California, General Obligation Bonds, Series 2004:
        1,750    5.000%, 4/01/22                                                       4/14 at 100.00          A+         1,701,648
        1,400    5.200%, 4/01/26                                                       4/14 at 100.00          A+         1,364,706

        4,000   California, General Obligation Veterans Welfare Bonds,                 6/08 at 100.00         AA-         3,822,680
                 Series 1999BR, 5.300%, 12/01/29 (Alternative Minimum Tax)

        6,000   Hartnell Community College District, California, General Obligation    6/16 at 100.00         AAA         5,868,899
                 Bonds, Series 2006B, 5.000%, 6/01/29 - FSA Insured

        3,000   Pomona Unified School District, Los Angeles County, California,        8/11 at 103.00         AAA         3,332,790
                 General Obligation Refunding Bonds, Series 1997A,
                 6.150%, 8/01/15 - MBIA Insured

           15   Riverside Community College District, California, General              8/14 at 100.00         AAA            15,319
                 Obligation Bonds, Series 2004A, 5.250%, 8/01/22 -
                 MBIA Insured

          135   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           131,879
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        1,355   San Jose-Evergreen Community College District,                         9/15 at 100.00         AAA         1,336,342
                 Santa Clara County, California, General Obligation Bonds,
                 Series 2005A, 5.000%, 9/01/25 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       20,155   Total Tax Obligation/General                                                                             20,009,798
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 46.6% (30.1% OF TOTAL INVESTMENTS)

        1,000   Bell Community Redevelopment Agency, California, Tax Allocation       10/13 at 100.00          AA           978,060
                 Bonds, Bell Project Area, Series 2003, 5.625%, 10/01/33 -
                 RAAI Insured


                                       34

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

                California Infrastructure Economic Development Bank, Revenue
                Bonds, North County Center for Self-Sufficiency Corporation,
                Series 2004:
$       1,695    5.000%, 12/01/22 - AMBAC Insured                                     12/13 at 100.00         AAA       $ 1,700,746
        1,865    5.000%, 12/01/24 - AMBAC Insured                                     12/13 at 100.00         AAA         1,844,019

        5,920   California State Public Works Board, Lease Revenue Bonds,             11/09 at 101.00         AAA         6,155,201
                 Department of Veterans Affairs, Southern California Veterans
                 Home - Chula Vista Facility, Series 1999A, 5.600%, 11/01/19 -
                 AMBAC Insured

          905   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00         AA+           953,110
                 5.000%, 7/01/15

          165   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A           154,089
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          500   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AAA           460,465
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,450   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         1,055,731
                 Enhanced Asset Backed Settlement Revenue Bonds, Trust
                 Series 1500, 7.910%, 6/01/45 - AMBAC Insured (IF)

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
           80    5.000%, 9/01/26                                                       9/16 at 100.00         N/R            70,198
          185    5.125%, 9/01/36                                                       9/16 at 100.00         N/R           157,352

        2,500   Kern County Board of Education, California, Certificates of            6/16 at 100.00         AAA         2,352,475
                 Participation, Series 2006A, 5.000%, 6/01/31 - MBIA Insured

        3,500   Livermore Redevelopment Agency, California, Tax Allocation             8/11 at 100.00         AAA         3,250,520
                 Revenue Bonds, Livermore Redevelopment Project Area,
                 Series 2001A, 5.000%, 8/01/26 - MBIA Insured

          310   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00         Aaa           281,638
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        2,000   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00         AA-         1,782,280
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        3,230   Murrieta Redevelopment Agency, California, Tax Allocation Bonds,       8/15 at 100.00         AAA         3,032,938
                 Series 2005, 5.000%, 8/01/35 - MBIA Insured

        1,000   Poway, California, Community Facilities District 88-1, Special         8/08 at 102.00         N/R         1,032,570
                 Tax Refunding Bonds, Parkway Business Centre, Series 1998,
                 6.500%, 8/15/09

          155   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           143,663
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          190   Roseville, California, Certificates of Participation,                  8/13 at 100.00         AAA           183,016
                 Public Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        1,500   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AAA         1,607,160
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 - MBIA Insured

        3,000   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AA-         3,206,580
                 Refunding Bonds, Series 1993B, 5.400%, 11/01/20

                San Marcos Public Facilities Authority, California, Revenue
                Refunding Bonds, Series 1998:
        1,500    5.800%, 9/01/18                                                       9/08 at 101.00        Baa3         1,514,400
        1,000    5.800%, 9/01/27                                                       9/08 at 101.00        Baa3           978,870

          325   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AAA           299,647
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        2,050   Santa Barbara County, California, Certificates of Participation,      12/11 at 102.00         AAA         2,114,985
                 Series 2001, 5.250%, 12/01/19 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       36,025   Total Tax Obligation/Limited                                                                             35,309,713
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 3.2% (2.0% OF TOTAL INVESTMENTS)

          780   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00          AA           752,021
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31


                                       35

NCU
Nuveen California Premium Income Municipal Fund (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION (continued)

$       2,000   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 100.00        BBB-       $ 1,645,420
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

------------------------------------------------------------------------------------------------------------------------------------
        2,780   Total Transportation                                                                                      2,397,441
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 22.3% (14.5% OF TOTAL INVESTMENTS) (4)

        2,250   California Department of Water Resources, Power Supply Revenue         5/12 at 101.00         Aaa         2,437,335
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

        1,200   California Health Facilities Financing Authority, Revenue Bonds,      12/09 at 101.00     N/R (4)         1,279,356
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        3,000   California Infrastructure Economic Development Bank, First Lien          No Opt. Call         AAA         3,081,870
                 Revenue Bonds, San Francisco Bay Area Toll Bridge, Series 2003A,
                 5.000%, 7/01/22 - FSA Insured (ETM)

                Golden State Tobacco Securitization Corporation, California,
                Enhanced Tobacco Settlement Asset-Backed Bonds, Series 2003B:
        1,000    5.625%, 6/01/33 (Pre-refunded 6/01/13)                                6/13 at 100.00         AAA         1,084,650
        1,000    5.500%, 6/01/33 (Pre-refunded 6/01/13)                                6/13 at 100.00         AAA         1,078,750

        3,495   Orange County Sanitation District, California, Certificates            8/13 at 100.00      AA (4)         3,809,550
                 of Participation, Series 2003, 5.250%, 2/01/21
                 (Pre-refunded 8/01/13) - FGIC Insured

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,          7/10 at 100.00         AAA         2,092,540
                 Series 2000, 5.750%, 7/01/21 (Pre-refunded 7/01/10) -
                 MBIA Insured

        2,000   Vista, California, Mobile Home Park Revenue Bonds, Vista               3/24 at 100.00     N/R (4)         2,076,100
                 Manor Mobile Home Park Project, Series 1999A, 5.750%, 3/15/29
                 (Pre-refunded 3/15/24)

------------------------------------------------------------------------------------------------------------------------------------
       15,945   Total U.S. Guaranteed                                                                                    16,940,151
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 8.0% (5.2% OF TOTAL INVESTMENTS)

          890   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A1           799,167
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

          275   Los Angeles Department of Water and Power, California, Power           7/13 at 100.00         AAA           276,966
                 System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/21 -
                 MBIA Insured

          295   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-           275,350
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        4,580   Sacramento Municipal Utility District, California, Electric Revenue    8/12 at 100.00         AAA         4,724,086
                 Refunding Bonds, Series 2002Q, 5.250%, 8/15/20 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
        6,040   Total Utilities                                                                                           6,075,569
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 11.1% (7.2% OF TOTAL INVESTMENTS)

        1,125   Burbank, California, Wastewater System Revenue Bonds,                  6/14 at 100.00         AAA         1,124,910
                 Series 2004A, 5.000%, 6/01/23 - AMBAC Insured

        5,000   Culver City, California, Wastewater Facilities Revenue Refunding       9/09 at 102.00          A+         5,040,949
                 Bonds, Series 1999A, 5.700%, 9/01/29 - FGIC Insured

          205   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           193,770
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          370   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00          AA           350,549
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured


                                       36

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$       1,795   Woodbridge Irrigation District, California, Certificates of            7/13 at 100.00        BBB+      $  1,683,137
                 Participation, Water Systems Project, Series 2003,
                 5.500%, 7/01/33

------------------------------------------------------------------------------------------------------------------------------------
        8,495   Total Water and Sewer                                                                                     8,393,315
------------------------------------------------------------------------------------------------------------------------------------
$     119,765   Total Investments (cost $119,762,657) - 154.5%                                                           117,151,339
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.1%)                                                                       (2,352,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 5.3%                                                                      4,017,311
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.7)% (5)                                                    (43,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 75,816,650
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.7)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NAC
Nuveen California Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------

                CONSUMER STAPLES - 6.9% (4.3% OF TOTAL INVESTMENTS)

$       1,250   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00         BBB       $ 1,148,000
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        7,500   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00         BBB         6,704,025
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       24,265   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00         BBB        14,492,271
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       33,015   Total Consumer Staples                                                                                   22,344,296
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 5.2% (3.2% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00          A3           264,173
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

       10,000   California Educational Facilities Authority, Revenue Bonds,           10/17 at 100.00         AA+         8,788,100
                 University of Southern California, Series 2007A, 4.500%, 10/01/33

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                     11/15 at 100.00          A2           192,544
          265    5.000%, 11/01/25                                                     11/15 at 100.00          A2           245,324

          615   California Statewide Community Development Authority,                 10/13 at 100.00         N/R           609,317
                 Revenue Bonds, Notre Dame de Namur University, Series 2003,
                 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease Revenue        11/11 at 100.00         AAA         3,179,130
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.500%, 11/01/17 - AMBAC Insured

        3,500   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AAA         3,671,920
                 Series 2003A, 5.125%, 5/15/17 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       17,870   Total Education and Civic Organizations                                                                  16,950,508
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 18.6% (11.4% OF TOTAL INVESTMENTS)

        2,160   California Health Facilities Financing Authority, Health Facility      3/13 at 100.00           A         2,191,493
                 Revenue Bonds, Adventist Health System/West, Series 2003A,
                 5.000%, 3/01/15

                California Health Facilities Financing Authority, Revenue Bonds,
                Kaiser Permanante System, Series 2006:
          660    5.000%, 4/01/37                                                       4/16 at 100.00          A+           584,080
       10,140    5.250%, 3/01/45                                                       3/16 at 100.00          A+         9,280,027

       14,895   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AA-        13,691,484
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

       10,000   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AAA         9,185,000
                 Sutter Health, Series 2007A, 5.000%, 11/15/42 - MBIA Insured

        1,535   California Statewide Communities Development Authority,                7/17 at 100.00         N/R         1,259,928
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        9,280   California Statewide Community Development Authority,                  3/16 at 100.00          A+         8,230,989
                 Revenue Bonds, Kaiser Permanante System, Series 2006,
                 5.000%, 3/01/41

        3,095   California Statewide Community Development Authority,                  8/16 at 100.00          A+         2,891,411
                 Revenue Bonds, Kaiser Permanente System, Series 2001C,
                 5.250%, 8/01/31


                                       38

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------

                HEALTH CARE (continued)

$      10,500   Duarte, California, Certificates of Participation, City of Hope        4/09 at 101.00          A-       $ 9,839,340
                 National Medical Center, Series 1999A, 5.250%, 4/01/31

        3,690   Rancho Mirage Joint Powers Financing Authority, California,            7/17 at 100.00          A3         3,263,399
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

------------------------------------------------------------------------------------------------------------------------------------
       65,955   Total Health Care                                                                                        60,417,151
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.3% (3.9% OF TOTAL INVESTMENTS)

        7,475   California Housing Finance Agency, Multifamily Housing Revenue           No Opt. Call         AAA         6,977,474
                 Bonds III, Series 2003A Select Auction Rate Securities,
                 6.000%, 2/01/38 - MBIA Insured (Alternative Minimum Tax) (4)

        5,095   California Statewide Community Development Authority,                  8/12 at 105.00         Aaa         5,404,063
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        5,000   Contra Costa County, California, Multifamily Housing Revenue           6/09 at 102.00         N/R         5,015,900
                 Bonds, Delta View Apartments Project, Series 1999C,
                 6.750%, 12/01/30 (Alternative Minimum Tax)

          320   Independent Cities Lease Finance Authority, California,                5/16 at 100.00         N/R           271,267
                 Mobile Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,725   Rohnert Park Finance Authority, California, Senior Lien Revenue        9/13 at 100.00          A+         1,620,258
                 Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

        1,120   Rohnert Park Finance Authority, California, Subordinate Lien           9/13 at 100.00         N/R         1,091,350
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

------------------------------------------------------------------------------------------------------------------------------------
       20,735   Total Housing/Multifamily                                                                                20,380,312
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          775   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         Aa2           803,729
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.8% (1.1% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00         BBB         1,790,160
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)

        5,120   California Statewide Communities Development Authority,                  No Opt. Call          BB         4,200,909
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,120   Total Industrials                                                                                         5,991,069
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.5% (1.5% OF TOTAL INVESTMENTS)

        8,500   Riverside County Public Financing Authority, California,               5/09 at 101.00        BBB-         8,087,410
                 Certificates of Participation, Air Force Village West,
                 Series 1999, 5.800%, 5/15/29
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 14.1% (8.7% OF TOTAL INVESTMENTS)

        2,000   California, General Obligation Bonds, Series 2003,                    11/13 at 100.00          AA         2,035,440
                 5.250%, 11/01/19 - RAAI Insured

                California, General Obligation Bonds, Series 2004:
        5,000    5.125%, 4/01/23                                                       4/14 at 100.00          A+         4,869,150
        4,150    5.125%, 4/01/25                                                       4/14 at 100.00          A+         4,014,503

        4,435   California, General Obligation Refunding Bonds, Series 2002,             No Opt. Call         AAA         4,930,922
                 6.000%, 4/01/16 - AMBAC Insured

        5,000   Coast Community College District, Orange County, California,           8/16 at 100.00         AAA         5,006,600
                 General Obligation Bonds, Series 2006B, 5.000%, 8/01/24 -
                 FSA Insured

        5,000   Fresno Unified School District, Fresno County, California,               No Opt. Call         AAA         5,289,950
                 General Obligation Bonds, Series 2002A, 6.000%, 8/01/26 -
                 MBIA Insured (5)

        5,150   Hacienda La Puente Unified School District Facilities Financing          No Opt. Call         AAA         5,058,588
                 Authority, California, General Obligation Revenue Bonds,
                 Series 2007, 5.000%, 8/01/26 - FSA Insured

        5,210   Oak Valley Hospital District, Stanislaus County, California, General   7/14 at 101.00          A3         4,892,398
                 Obligation Bonds, Series 2005, 5.000%, 7/01/35 - FGIC Insured

          575   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           561,706
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured


                                       39

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)
$       5,000   San Diego Unified School District, San Diego County, California,       7/13 at 101.00         AAA       $ 5,451,300
                 General Obligation Bonds, Series 2003E, 5.250%, 7/01/20 -
                 FSA Insured

        3,605   West Contra Costa Unified School District, Contra Costa County,        8/11 at 101.00         AAA         3,644,006
                 California, General Obligation Bonds, Series 2003B,
                 5.000%, 8/01/21 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       45,125   Total Tax Obligation/General                                                                             45,754,563
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 36.7% (22.7% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
        1,000    5.500%, 9/01/24                                                       9/14 at 102.00         N/R           898,270
          615    5.800%, 9/01/35                                                       9/14 at 102.00         N/R           544,121

        1,990   Borrego Water District, California, Community Facilities               8/17 at 102.00         N/R         1,786,861
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        1,990   Brentwood Infrastructure Financing Authority, California,              9/12 at 100.00         AAA         1,998,318
                 Infrastructure Revenue Refunding Bonds, Series 2002A,
                 5.125%, 9/02/24 - FSA Insured

                Brentwood Infrastructure Financing Authority, Contra Costa
                County, California, Capital Improvement Revenue Bonds,
                Series 2001:
        1,110    5.375%, 11/01/18 - FSA Insured                                       11/11 at 100.00         AAA         1,173,037
        1,165    5.375%, 11/01/19 - FSA Insured                                       11/11 at 100.00         AAA         1,230,624

        2,000   Capistrano Unified School District, Orange County, California,         9/13 at 100.00         N/R         1,910,920
                 Special Tax Bonds, Community Facilities District 90-2 -
                 Talega, Series 2003, 6.000%, 9/01/33

          710   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A           663,048
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,225   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AAA         1,128,139
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        3,490   Fontana, California, Senior Special Tax Refunding Bonds,               9/08 at 102.00         AAA         3,593,374
                 Heritage Village Community Facilities District 2, Series 1998A,
                 5.250%, 9/01/17 - MBIA Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community Facilities    9/14 at 100.00         N/R         1,013,231
                 District 22, Series 2004, 6.000%, 9/01/34

        3,980   Garden Grove, California, Certificates of Participation,               3/12 at 101.00         AAA         4,073,848
                 Financing Project, Series 2002A, 5.500%, 3/01/22 -
                 AMBAC Insured

                Golden State Tobacco Securitization Corporation, California,
                Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
       37,695    5.000%, 6/01/35 - FGIC Insured (UB)                                   6/15 at 100.00           A        34,945,904
        4,395    5.000%, 6/01/38 - FGIC Insured (UB)                                   6/15 at 100.00           A         4,048,235

        2,850   Hesperia Community Redevelopment Agency, California,                   9/15 at 100.00          A3         2,604,045
                 Tax Allocation Bonds, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,500   Inglewood Redevelopment Agency, California, Tax Allocation               No Opt. Call         AAA         4,575,600
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          345    5.000%, 9/01/26                                                       9/16 at 100.00         N/R           302,727
          795    5.125%, 9/01/36                                                       9/16 at 100.00         N/R           676,187

          675   Lammersville School District, San Joaquin County, California,          9/16 at 100.00         N/R           549,794
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        2,000   Lee Lake Water District, Riverside County, California, Special         9/13 at 102.00         N/R         2,026,600
                 Tax Bonds, Community Facilities District 1 of Sycamore
                 Creek, Series 2003, 6.500%, 9/01/24

        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax                8/17 at 100.00          AA           854,020
                 Allocation Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured

        1,290   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00         Aaa         1,171,978
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        5,000   Los Angeles County Metropolitan Transportation Authority,              7/08 at 101.00         AAA         4,967,900
                 California, Proposition C Second Senior Lien Sales Tax
                 Revenue Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        1,530   Moreno Valley Unified School District, Riverside County,               3/14 at 100.00         AAA         1,516,689
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/24 - FSA Insured


                                       40

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       3,500   Murrieta Redevelopment Agency, California, Tax Allocation              8/17 at 100.00         AAA       $ 3,275,125
                 Bonds, Series 2007A, 5.000%, 8/01/37 - MBIA Insured

        9,200   Norco Redevelopment Agency, California, Tax Allocation                 3/11 at 102.00         AAA         9,315,644
                 Refunding Bonds, Project Area 1, Series 2001,
                 5.000%, 3/01/19 - MBIA Insured

                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          545    5.000%, 9/01/26                                                       9/14 at 102.00         N/R           459,544
          250    5.000%, 9/01/33                                                       9/14 at 102.00         N/R           201,615

        3,290   Oakland Redevelopment Agency, California, Subordinate                  3/13 at 100.00           A         3,497,303
                 Lien Tax Allocation Bonds, Central District Redevelopment
                 Project, Series 2003, 5.500%, 9/01/16 - FGIC Insured

        5,600   Palm Springs Financing Authority, California, Lease Revenue           11/11 at 101.00         AAA         5,599,608
                 Refunding Bonds, Convention Center Project, Series 2001A,
                 5.000%, 11/01/22 - MBIA Insured

        1,000   Palmdale Community Redevelopment Agency, California, Tax              12/14 at 100.00         AAA           948,990
                 Allocation Bonds, Merged Redevelopment Project Areas,
                 Series 2004, 5.000%, 12/01/24 - AMBAC Insured

        1,570   Poway Redevelopment Agency, California, Tax Allocation                12/10 at 102.00         AAA         1,602,091
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 - MBIA Insured

          620   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           574,653
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        1,860   Riverside Redevelopment Agency, California, Tax Allocation             8/13 at 100.00         AAA         1,850,254
                 Refunding Bonds, Merged Project Areas, Series 2003,
                 5.250%, 8/01/22 - MBIA Insured

          770   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AAA           741,695
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        2,500   Sacramento City Financing Authority, California, Lease Revenue           No Opt. Call         AAA         2,607,425
                 Refunding Bonds, Series 1993A, 5.400%, 11/01/20 -
                 AMBAC Insured

        1,150   Sacramento, California, Special Tax Bonds, North Natomas               9/14 at 100.00         N/R         1,084,968
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        2,695   San Jose Financing Authority, California, Lease Revenue                6/12 at 100.00         AAA         2,773,559
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.250%, 6/01/19 - AMBAC Insured

        1,000   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AAA           935,930
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        2,810   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00         N/R         2,954,434
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special Tax            9/13 at 102.00         N/R         1,796,860
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

        1,350   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00         N/R         1,238,801
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
      124,185   Total Tax Obligation/Limited                                                                             119,711,969
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 19.6% (12.1% OF TOTAL INVESTMENTS)

        1,430   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00          AA         1,378,706
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        8,150   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 101.00        BBB-         7,691,807
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 5.750%, 1/15/40

        8,515   Los Angeles Harbors Department, California, Revenue Refunding          8/11 at 100.00         AAA         8,617,180
                 Bonds, Series 2001B, 5.500%, 8/01/18 - AMBAC Insured
                 (Alternative Minimum Tax)

          120   Palm Springs Financing Authority, California, Palm Springs             7/14 at 102.00         N/R           111,184
                 International Airport Revenue Bonds, Series 2006,
                 5.450%, 7/01/20 (Alternative Minimum Tax)

       23,000   Port of Oakland, California, Revenue Bonds, Series 2000K,              5/10 at 100.00          A+        22,634,070
                 5.750%, 11/01/29 - FGIC Insured (Alternative Minimum Tax)

       23,275   San Francisco Airports Commission, California, Revenue                 5/10 at 101.00         AAA        23,366,934
                 Bonds, San Francisco International Airport, Second Series 2000,
                 Issue 24A, 5.750%, 5/01/30 - FSA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       64,490   Total Transportation                                                                                     63,799,881
------------------------------------------------------------------------------------------------------------------------------------


                                       41

NAC
Nuveen California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED - 32.4% (20.0% OF TOTAL INVESTMENTS) (6)

$       9,750   California Department of Water Resources, Power Supply Revenue         5/12 at 101.00         Aaa       $10,561,785
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

       10,500   California Health Facilities Financing Authority, Revenue Bonds,      12/09 at 101.00     N/R (6)        11,194,365
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        8,400   California Health Facilities Financing Authority, Revenue Bonds,      10/08 at 101.00         AAA         8,597,820
                 Kaiser Permanente System, Series 1998B,
                 5.250%, 10/01/14 (ETM)

          740   California Statewide Community Development Authority, Revenue         10/15 at 100.00    BBB- (6)           763,451
                 Bonds, Thomas Jefferson School of Law, Series 2005A,
                 4.875%, 10/01/31 (Pre-refunded 10/01/15)

        8,000   Central California Joint Powers Health Finance Authority,              2/10 at 101.00         AAA         8,558,960
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30
                 (Pre-refunded 2/01/10)

        5,200   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00         AAA         5,695,820
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00     N/R (6)         2,249,740
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

        1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00     N/R (6)         1,515,092
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

       10,845   Los Angeles Unified School District, California, General               7/12 at 100.00         AAA        11,622,695
                 Obligation Bonds, Series 2002E, 5.000%, 7/01/19
                 (Pre-refunded 7/01/12) - MBIA Insured

                Northern California Tobacco Securitization Authority, Tobacco
                Settlement Asset-Backed Bonds, Series 2001A:
        2,500    5.250%, 6/01/31 (Pre-refunded 6/01/11)                                6/11 at 100.00         AAA         2,661,275
        4,500    5.375%, 6/01/41 (Pre-refunded 6/01/11)                                6/11 at 100.00         AAA         4,807,575

        5,840   Orange County Water District, California, Revenue Certificates         8/09 at 101.00     AA+ (6)         5,975,138
                 of Participation, Series 1999A, 5.375%, 8/15/29 (ETM)

        6,530   Poway Redevelopment Agency, California, Tax Allocation                12/10 at 102.00         Aaa         7,147,607
                 Refunding Bonds, Paguay Redevelopment Project, Series 2000,
                 5.750%, 6/15/33 (Pre-refunded 12/15/10) - MBIA Insured

        4,000   Puerto Rico, General Obligation and Public Improvement Bonds,          7/10 at 100.00         AAA         4,185,080
                 Series 2000, 5.750%, 7/01/16 (Pre-refunded 7/01/10) -
                 MBIA Insured

        1,590   San Marcos Public Facilities Authority, California, Special Tax        9/09 at 102.00     N/R (6)         1,692,189
                 Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24 (Pre-refunded 9/01/09)

        2,860   Tobacco Securitization Authority of Southern California, Tobacco       6/12 at 100.00         AAA         3,080,992
                 Settlement Asset-Backed Bonds, San Diego County Tobacco
                 Asset Securitization Corporation, Senior Series 2001A, 5.250%,
                 6/01/27 (Pre-refunded 6/01/12)

          700   University of California, Certificates of Participation, San Diego     1/10 at 101.00     Aa1 (6)           738,773
                 and Sacramento Campus Projects, Series 2002A,
                 5.250%, 1/01/22 (Pre-refunded 1/01/10)

       11,305   University of California, Revenue Bonds, Multi-Purpose Projects,       9/10 at 101.00      AA (6)        11,986,126
                 Series 2002O, 5.000%, 9/01/21 (Pre-refunded 9/01/10) -
                 FGIC Insured

        2,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian      6/12 at 101.00      A+ (6)         2,755,700
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       99,035   Total U.S. Guaranteed                                                                                    105,790,183
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 9.0% (5.5% OF TOTAL INVESTMENTS)

        3,630   Imperial Irrigation District, California, Certificates of             11/13 at 100.00         AAA         3,661,581
                 Participation, Electric System Revenue Bonds, Series 2003,
                 5.250%, 11/01/23 - FSA Insured

        3,775   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A1         3,161,147
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        7,000   Los Angeles Department of Water and Power, California,                 7/11 at 100.00         AAA         7,181,790
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/21 - FSA Insured

        8,370   Los Angeles Department of Water and Power, California,                 7/11 at 100.00         AAA         8,703,879
                 Power System Revenue Bonds, Series 2001A-2,
                 5.375%, 7/01/19 - MBIA Insured

        5,500   Los Angeles Department of Water and Power, California,                 7/15 at 100.00         AAA         5,330,215
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured


                                       42

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)
$       1,270   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-      $  1,185,405
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       29,545   Total Utilities                                                                                          29,224,017
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 8.8% (5.4% OF TOTAL INVESTMENTS)

        9,165   California Department of Water Resources, Water System                12/11 at 100.00         AAA         9,324,654
                 Revenue Bonds, Central Valley Project, Series 2001W,
                 5.250%, 12/01/22 - FSA Insured

          875   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           827,068
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        2,500   Indio Water Authority, California, Water Revenue Bonds,                4/16 at 100.00         AAA         2,397,450
                 Series 2006, 5.000%, 4/01/31 - AMBAC Insured

          835   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AAA           773,294
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        8,250   Pico Rivera Water Authority, California, Revenue Bonds,               12/11 at 102.00         N/R         7,855,733
                 Series 2001A, 6.250%, 12/01/32

        2,250   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00          AA         2,159,213
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        5,115   San Francisco City and County Public Utilities Commission,            11/12 at 100.00         AAA         5,213,822
                 California, Water Revenue Bonds, Series 2002A,
                 5.000%, 11/01/18 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       28,990   Total Water and Sewer                                                                                    28,551,234
------------------------------------------------------------------------------------------------------------------------------------
$     545,340   Total Investments (cost $541,177,540) - 162.1%                                                          527,806,322
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (12.7%)                                                                     (41,488,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 4.4%                                                                     14,196,000
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.8)% (7)                                                   (175,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $325,514,322
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Directors/Trustees.

               (5) The issuer has received a formal adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time it is formally determined that the interest on the bonds should be treated as taxable.

               (6) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (7) Preferred Shares, at Liquidation Value as a percentage of total investments is (33.2)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NVX
Nuveen California Dividend Advantage Municipal Fund 2
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 8.0% (5.3% OF TOTAL INVESTMENTS)

$         775   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00         BBB       $   711,760
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        4,625   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00        Baa3         4,226,695
                 Settlement Asset-Backed Bonds, Stanislaus County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33

        4,000   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00         BBB         3,575,480
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       13,480   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00         BBB         8,050,930
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       22,880   Total Consumer Staples                                                                                   16,564,865
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 12.7% (8.2% OF TOTAL INVESTMENTS)

        2,000   California Educational Facilities Authority, Revenue Bonds,            6/11 at 101.00         AAA         1,999,980
                 Stanford University, Series 2001Q, 5.250%, 12/01/32

          180   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00          A3           163,969
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          125    5.000%, 11/01/21                                                     11/15 at 100.00          A2           120,340
          165    5.000%, 11/01/25                                                     11/15 at 100.00          A2           152,749

        6,375   California Educational Facilities Authority, Student Loan Revenue      3/08 at 102.00         Aaa         6,431,291
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

       10,570   California State Public Works Board, Lease Revenue Bonds,             10/12 at 100.00         AAA        11,179,782
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.375%, 10/01/18 - FSA Insured

          620   California Statewide Community Development Authority, Revenue         10/13 at 100.00         N/R           614,271
                 Bonds, Notre Dame de Namur University, Series 2003,
                 6.500%, 10/01/23

        3,000   Long Beach Bond Financing Authority, California, Lease Revenue        11/11 at 101.00         AAA         2,858,460
                 Refunding Bonds, Long Beach Aquarium of the South Pacific,
                 Series 2001, 5.250%, 11/01/30 - AMBAC Insured

        3,000   University of California, General Revenue Bonds, Series 2006J,         5/15 at 101.00         AAA         2,613,240
                 4.500%, 5/15/35 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       26,035   Total Education and Civic Organizations                                                                  26,134,082
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 18.8% (12.1% OF TOTAL INVESTMENTS)

        2,000   California Health Facilities Financing Authority, Revenue Bonds,       4/12 at 100.00        BBB+         2,014,260
                 Casa Colina Inc., Series 2001, 6.000%, 4/01/22

        1,640   California Health Facilities Financing Authority, Revenue Bonds,      11/15 at 100.00          A2         1,512,851
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

          415   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00          A+           367,263
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

        9,260   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AA-         8,511,792
                 Sutter Health, Series 2007A, 5.250%, 11/15/46 (UB)

          500   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00          A+           490,660
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31


                                       44

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$         960   California Statewide Communities Development Authority,                7/17 at 100.00         N/R       $   787,968
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        2,185   California Statewide Community Development Authority, Health             No Opt. Call          A+         2,339,851
                 Facility Revenue Refunding Bonds, Memorial Health Services,
                 Series 2003A, 6.000%, 10/01/11

        2,500   California Statewide Community Development Authority, Hospital         6/13 at 100.00         AAA         2,600,125
                 Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                 5.250%, 6/01/18 - FSA Insured

        7,775   California Statewide Community Development Authority, Revenue          3/16 at 100.00          A+         6,896,114
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        1,925   California Statewide Community Development Authority, Revenue          8/16 at 100.00          A+         1,798,374
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

        8,305   Rancho Mirage Joint Powers Financing Authority, California,            7/17 at 100.00          A3         7,344,859
                 Revenue Bonds, Eisenhower Medical Center, Series 2007A,
                 5.000%, 7/01/38

        4,000   Santa Clara County Financing Authority, California, Auction Rate         No Opt. Call         AAA         4,000,000
                 Revenue Bonds, El Camino Hospital, Series 2007B,
                 6.000%, 2/01/41 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       41,465   Total Health Care                                                                                        38,664,117
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 7.1% (4.6% OF TOTAL INVESTMENTS)

        3,395   California Statewide Community Development Authority,                  8/12 at 105.00         Aaa         3,600,941
                 GNMA Collateralized Housing Revenue Refunding Bonds,
                 Crowne Pointe Project, Series 2002F, 6.750%, 8/20/37

        5,962   California Statewide Community Development Authority,                  6/11 at 102.00         AAA         6,187,542
                 Multifamily Housing Revenue Refunding Bonds, Claremont
                 Village Apartments, Series 2001D, 5.500%, 6/01/31
                 (Mandatory put 6/01/16) (Alternative Minimum Tax)

          205   Independent Cities Lease Finance Authority, California, Mobile         5/16 at 100.00         N/R           173,781
                 Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,055   Rohnert Park Finance Authority, California, Senior Lien Revenue        9/13 at 100.00          A+           990,940
                 Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

          700   Rohnert Park Finance Authority, California, Subordinate Lien           9/13 at 100.00         N/R           682,094
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

        3,045   Yucaipa Redevelopment Agency, California, Mobile Home Park             5/11 at 102.00         N/R         3,082,484
                 Revenue Bonds, Rancho del Sol and Grandview, Series 2001A,
                 6.750%, 5/15/36

------------------------------------------------------------------------------------------------------------------------------------
       14,362   Total Housing/Multifamily                                                                                14,717,782
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.1% (0.7% OF TOTAL INVESTMENTS)

          480   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         Aa2           497,794
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        1,925   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         AA-         1,090,378
                 Bonds, Trust 1021, 7.216%, 8/01/31 (Alternative Minimum Tax) (IF)

          520   California Rural Home Mortgage Finance Authority,                      6/11 at 102.00         AAA           530,426
                 Mortgage-Backed Securities Program Single Family Mortgage
                 Revenue Bonds, Series 2001A, 5.650%, 12/01/31
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,925   Total Housing/Single Family                                                                               2,118,598
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

        1,250   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00         BBB         1,118,850
                 Disposal Revenue Bonds, Waste Management Inc., Series 2002A,
                 5.000%, 1/01/22 (Alternative Minimum Tax)

        3,175   California Statewide Communities Development Authority,                  No Opt. Call          BB         2,605,056
                 Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A,
                 5.500%, 12/01/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        4,425   Total Industrials                                                                                         3,723,906
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 2.3% (1.5% OF TOTAL INVESTMENTS)

        1,550   California Health Facilities Financing Authority, Cal-Mortgage         1/13 at 100.00          A+         1,496,990
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22


                                       45

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE (continued)

$       3,750   California Statewide Communities Development Authority,               12/17 at 100.00        Baa1       $ 3,283,688
                 Revenue Bonds, Inland Regional Center Project, Series 2007,
                 5.375%, 12/01/37

------------------------------------------------------------------------------------------------------------------------------------
        5,300   Total Long-Term Care                                                                                      4,780,678
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 6.8% (4.4% OF TOTAL INVESTMENTS)

        3,335   California State, General Obligation Bonds, RITES 1502,               12/15 at 100.00         AA-         1,584,692
                 6.862%, 12/01/32 (Alternative Minimum Tax) (IF)

        3,615   Colton Joint Unified School District, San Bernardino County,           8/12 at 102.00           A         3,697,169
                 California, General Obligation Bonds, Series 2002A,
                 5.500%, 8/01/22 - FGIC Insured

                Contra Costa County Community College District, California,
                General Obligation Bonds, Series 2002:
        3,005    5.000%, 8/01/21 - FGIC Insured                                        8/12 at 100.00          AA         3,037,514
        3,300    5.000%, 8/01/22 - FGIC Insured                                        8/12 at 100.00          AA         3,315,444

        2,000   Puerto Rico, General Obligation and Public Improvement Bonds,            No Opt. Call         AAA         2,056,740
                 Series 2001A, 5.500%, 7/01/20 - MBIA Insured

          355   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           346,792
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,610   Total Tax Obligation/General                                                                             14,038,351
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 22.8% (14.7% OF TOTAL INVESTMENTS)

                Beaumont Financing Authority, California, Local Agency Revenue
                Bonds, Series 2004D:
          650    5.500%, 9/01/24                                                       9/14 at 102.00         N/R           583,876
          385    5.800%, 9/01/35                                                       9/14 at 102.00         N/R           340,629

        1,240   Borrego Water District, California, Community Facilities               8/17 at 102.00         N/R         1,113,421
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        4,900   California State Public Works Board, Lease Revenue Bonds,             12/13 at 100.00           A         5,239,129
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        2,105   California, Economic Recovery Revenue Bonds, Series 2004A,             7/14 at 100.00         AA+         2,216,902
                 5.000%, 7/01/15

        1,200   Capistrano Unified School District, Orange County, California,         9/13 at 100.00         N/R         1,146,552
                 Special Tax Bonds, Community Facilities District 90-2 - Talega,
                 Series 2003, 6.000%, 9/01/33

          435   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A           406,233
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        4,845   Encinitas Public Financing Authority, California, Lease Revenue        4/08 at 102.00         AAA         4,780,949
                 Bonds, Acquisition Project, Series 2001A, 5.250%, 4/01/31 -
                 MBIA Insured

          750   Fontana, California, Special Tax Bonds, Sierra Community Facilities    9/14 at 100.00         N/R           675,488
                 District 22, Series 2004, 6.000%, 9/01/34

        1,785   Hawthorne Community Redevelopment Agency, California, Project          9/16 at 100.00          A-         1,698,981
                 Area 2 Tax Allocation Bonds, Series 2006, 5.250%, 9/01/36 -
                 XLCA Insured

        1,800   Hesperia Unified School District, San Bernardino County,               2/17 at 100.00         AAA         1,648,422
                 California, Certificates of Participation, Capital Improvement,
                 Series 2007, 5.000%, 2/01/41 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          215    5.000%, 9/01/26                                                       9/16 at 100.00         N/R           188,656
          495    5.125%, 9/01/36                                                       9/16 at 100.00         N/R           421,022

        2,000   Lake Elsinore Public Finance Authority, California, Local Agency      10/13 at 102.00         N/R         1,978,140
                 Revenue Refunding Bonds, Series 2003H, 6.000%, 10/01/20

          415   Lammersville School District, San Joaquin County, California,          9/16 at 100.00         N/R           338,022
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        1,265   Lee Lake Water District, Riverside County, California, Special Tax     9/13 at 102.00         N/R         1,281,825
                 Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24


                                       46

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         800   Los Angeles Community Redevelopment Agency, California, Lease          9/15 at 100.00         Aaa       $   726,808
                 Revenue Bonds, Manchester Social Services Project, Series 2005,
                 5.000%, 9/01/37 - AMBAC Insured

        8,000   Los Angeles County Metropolitan Transportation Authority,              7/08 at 101.00         AAA         7,948,640
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        4,000   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00         AA-         3,845,600
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 5.000%, 1/01/25 - FGIC Insured

          495   North Natomas Community Facilities District 4, Sacramento,             9/14 at 102.00         N/R           399,198
                 California, Special Tax Bonds, Series 2006D, 5.000%, 9/01/33

        2,000   Orange County, California, Special Tax Bonds, Community Facilities     8/11 at 101.00         N/R         1,841,500
                 District 02-1 of Ladera Ranch, Series 2003A, 5.550%, 8/15/33

          385   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           356,841
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 - XLCA Insured

          475   Roseville, California, Certificates of Participation,                  8/13 at 100.00         AAA           457,539
                 Public Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

          700   Sacramento, California, Special Tax Bonds, North Natomas               9/14 at 100.00         N/R           660,415
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

        1,530   San Marcos Public Facilities Authority, California, Tax Allocation     8/15 at 100.00         AAA         1,436,655
                 Bonds, Project Areas 2 and 3, Series 2005C, 5.000%, 8/01/35 -
                 AMBAC Insured

          825   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AAA           760,642
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        1,330   Washington Unified School District, Yolo County, California,           8/17 at 100.00         AAA         1,244,787
                 Certificates of Participation, Series 2007, 5.125%, 8/01/37 -
                 AMBAC Insured

        1,930   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00         N/R         1,996,431
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 6.750%, 9/01/30

          500   West Patterson Financing Authority, California, Special Tax            9/13 at 102.00         N/R           449,215
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

          850   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00         N/R           779,986
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

------------------------------------------------------------------------------------------------------------------------------------
       48,305   Total Tax Obligation/Limited                                                                             46,962,504
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 10.6% (6.8% OF TOTAL INVESTMENTS)

        1,930   Bay Area Toll Authority, California, Revenue Bonds, San Francisco      4/16 at 100.00          AA         1,860,771
                 Bay Area Toll Bridge, Series 2006, 5.000%, 4/01/31

        7,000   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00        BBB-         6,243,300
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/27

        5,585   Port of Oakland, California, Revenue Bonds, Series 2002N,             11/12 at 100.00         AAA         5,687,708
                 5.000%, 11/01/16 - MBIA Insured (Alternative Minimum Tax)

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29A:
        2,430    5.250%, 5/01/18 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00          A1         2,445,431
        2,555    5.250%, 5/01/19 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00          A1         2,553,314

        1,000   San Francisco Airports Commission, California, Revenue Bonds,          5/13 at 100.00          A1         1,024,130
                 San Francisco International Airport, Second Series 2003,
                 Issue 29B, 5.125%, 5/01/17 - FGIC Insured

        2,000   San Francisco Airports Commission, California, Revenue                 5/12 at 100.00         AAA         2,026,960
                 Refunding Bonds, San Francisco International Airport, Second
                 Series 2002, Issue 28A, 5.250%, 5/01/17 - MBIA Insured
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
       22,500   Total Transportation                                                                                     21,841,614
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 46.3% (29.9% OF TOTAL INVESTMENTS) (4)

        9,000   Anitoch Area Public Facilities Financing Agency, California,           8/11 at 100.00         AAA         9,622,889
                 Special Tax Bonds, Community Facilities District 1989-1,
                 Series 2001, 5.250%, 8/01/25 (Pre-refunded 8/01/11) -
                 MBIA Insured


                                       47

NVX
Nuveen California Dividend Advantage Municipal Fund 2 (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       6,000   California Department of Water Resources, Power Supply Revenue         5/12 at 101.00         Aaa       $ 6,499,560
                 Bonds, Series 2002A, 5.125%, 5/01/18 (Pre-refunded 5/01/12)

          465   California Statewide Community Development Authority, Revenue         10/15 at 100.00    BBB- (4)           479,736
                 Bonds, Thomas Jefferson School of Law, Series 2005A,
                 4.875%, 10/01/31 (Pre-refunded 10/01/15)

        3,000   Central California Joint Powers Health Finance Authority,              2/10 at 101.00         AAA         3,209,610
                 Certificates of Participation, Community Hospitals of Central
                 California Obligated Group, Series 2000, 6.000%, 2/01/30
                 (Pre-refunded 2/01/10)

        4,000   Daly City Housing Development Finance Agency, California,             12/13 at 102.00      A- (4)         4,551,160
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.850%, 12/15/32
                 (Pre-refunded 12/15/13)

        4,900   East Bay Municipal Utility District, Alameda and Contra Costa          6/11 at 100.00         AAA         5,187,826
                 Counties, California, Water System Subordinated Revenue
                 Bonds, Series 2001, 5.000%, 6/01/26 (Pre-refunded 6/01/11) -
                 MBIA Insured

        3,200   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00         AAA         3,505,120
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,170   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00     N/R (4)         1,356,802
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)

          885   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00     N/R (4)         1,004,387
                 Community Facilities District 03-1, Series 2004, 6.000%, 9/01/34
                 (Pre-refunded 9/01/13)

        7,530   Los Angeles Unified School District, California, General Obligation    7/10 at 100.00     AA- (4)         7,954,316
                 Bonds, Series 2000D, 5.375%, 7/01/25 (Pre-refunded 7/01/10) -
                 FGIC Insured

       10,840   Los Angeles Unified School District, California, General Obligation    7/12 at 100.00         AAA        11,617,335
                 Bonds, Series 2002E, 5.000%, 7/01/19 (Pre-refunded 7/01/12) -
                 MBIA Insured

        3,000   Northern California Tobacco Securitization Authority, Tobacco          6/11 at 100.00         AAA         3,205,050
                 Settlement Asset-Backed Bonds, Series 2001A, 5.375%, 6/01/41
                 (Pre-refunded 6/01/11)

        2,000   Puerto Rico Public Finance Corporation, Commonwealth                     No Opt. Call    BBB- (4)         2,196,860
                 Appropriation Bonds, Series 2002E, 6.000%, 8/01/26

        6,000   Riverside County Redevelopment Agency, California, Tax Allocation     10/11 at 102.00         AAA         6,539,040
                 Bonds, Jurupa Valley Project Area, Series 2001,
                 5.250%, 10/01/35 (Pre-refunded 10/01/11) - AMBAC Insured

       12,090   Santa Clara Valley Transportation Authority, California,               6/11 at 100.00         AAA        12,800,164
                 Sales Tax Revenue Bonds, Series 2001A, 5.000%, 6/01/25
                 (Pre-refunded 6/01/11) - MBIA Insured

        4,050   Santa Rosa High School District, Sonoma County, California,            5/11 at 101.00      A+ (4)         4,356,059
                 General Obligation Bonds, Series 2001, 5.300%, 5/01/26
                 (Pre-refunded 5/01/11) - FGIC Insured

        6,200   Southwestern Community College District, San Diego County,             8/11 at 101.00         AAA         6,709,888
                 California, General Obligation Bonds, Series 2001,
                 5.375%, 8/01/25 (Pre-refunded 8/01/11) - AMBAC Insured

        2,800   Tobacco Securitization Authority of Southern California,               6/12 at 100.00         AAA         3,043,936
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36 (Pre-refunded 6/01/12)

        1,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian      6/12 at 101.00      A+ (4)         1,653,420
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       88,630   Total U.S. Guaranteed                                                                                    95,493,158
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 7.2% (4.6% OF TOTAL INVESTMENTS)

        5,000   Anaheim Public Finance Authority, California, Second Lien             10/14 at 100.00         AAA         5,087,450
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

        2,355   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A1         1,972,053
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        1,000   Los Angeles Department of Water and Power, California,                 7/13 at 100.00         AAA           993,580
                 Power System Revenue Bonds, Series 2003A-2, 5.000%, 7/01/23 -
                 MBIA Insured

          500   Los Angeles Department of Water and Power, California,                 7/15 at 100.00         AAA           484,565
                 Power System Revenue Bonds, Series 2005A-1,
                 5.000%, 7/01/31 - FSA Insured


                                       48

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                UTILITIES (continued)

$         790   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-      $    737,378
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        2,000   Santa Clara, California, Subordinate Electric Revenue Bonds,           7/13 at 100.00         AAA         2,034,740
                 Series 2003A, 5.250%, 7/01/20 - MBIA Insured

        4,000   Southern California Public Power Authority, Natural Gas Project 1        No Opt. Call         AA-         3,521,840
                 Revenue Bonds, Series 2007A, 5.000%, 11/01/33

------------------------------------------------------------------------------------------------------------------------------------
       15,645   Total Utilities                                                                                          14,831,606
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 9.3% (6.0% OF TOTAL INVESTMENTS)

        1,400   Castaic Lake Water Agency, California, Certificates of Participation,  8/16 at 100.00         AAA         1,311,338
                 Series 2006C, 5.000%, 8/01/36 - MBIA Insured

          545   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           515,145
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          750   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00          AA           719,738
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/31 -
                 FGIC Insured

        1,700   San Buenaventura, California, Wastewater Revenue Certificates          3/14 at 100.00         AAA         1,662,821
                 of Participation, Series 2004, 5.000%, 3/01/24 - MBIA Insured

        4,785   San Diego Public Facilities Financing Authority, California,           8/12 at 100.00         AAA         4,821,605
                 Subordinate Lien Water Revenue Bonds, Series 2002,
                 5.000%, 8/01/21 - MBIA Insured

       10,000   San Francisco City and County Public Utilities Commission,             4/13 at 100.00         AAA        10,166,799
                 California, Clean Water Revenue Refunding Bonds, Series 2003A,
                 5.250%, 10/01/20 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,180   Total Water and Sewer                                                                                    19,197,446
------------------------------------------------------------------------------------------------------------------------------------
$     327,262   Total Investments (cost $323,838,894) - 154.9%                                                          319,068,707
=============-----------------------------------------------------------------------------------------------------------------------
                Floating Rate Obligations - (3.0%)                                                                       (6,171,000)
                --------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.5%                                                                      3,144,319
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (53.4)% (5)                                                   (110,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $206,042,026
                ====================================================================================================================

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (34.5)%.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

              (UB) Underlying bond of an inverse floating rate trust reflected as a financing transaction pursuant to the provisions of SFAS No. 140.

                                 See accompanying notes to financial statements.

NZH
Nuveen California Dividend Advantage Municipal Fund 3
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 8.1% (5.2% OF TOTAL INVESTMENTS)

$       1,260   California County Tobacco Securitization Agency, Tobacco               6/15 at 100.00         BBB       $ 1,157,184
                 Settlement Asset-Backed Bonds, Sonoma County Tobacco
                 Securitization Corporation, Series 2005, 4.250%, 6/01/21

        7,500   Golden State Tobacco Securitization Corporation, California,           6/17 at 100.00         BBB         6,704,025
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-1, 5.750%, 6/01/47

       29,660   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00         BBB        17,714,434
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37

------------------------------------------------------------------------------------------------------------------------------------
       38,420   Total Consumer Staples                                                                                   25,575,643
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.1% (2.6% OF TOTAL INVESTMENTS)

          290   California Educational Facilities Authority, Revenue Bonds,           10/15 at 100.00          A3           264,173
                 University of Redlands, Series 2005A, 5.000%, 10/01/35

                California Educational Facilities Authority, Revenue Bonds,
                University of the Pacific, Series 2006:
          200    5.000%, 11/01/21                                                     11/15 at 100.00          A2           192,544
          270    5.000%, 11/01/25                                                     11/15 at 100.00          A2           249,953

        3,825   California Educational Facilities Authority, Student Loan Revenue      3/08 at 102.00         Aaa         3,858,775
                 Bonds, Cal Loan Program, Series 2001A, 5.400%, 3/01/21 -
                 MBIA Insured (Alternative Minimum Tax)

        3,600   California State Public Works Board, Lease Revenue Bonds,             10/12 at 100.00         AAA         3,859,596
                 University of California, UCLA Replacement Hospital Project,
                 Series 2002A, 5.375%, 10/01/17 - FSA Insured

          620   California Statewide Community Development Authority,                 10/13 at 100.00         N/R           614,271
                 Revenue Bonds, Notre Dame de Namur University,
                 Series 2003, 6.500%, 10/01/23

        4,000   University of California, Revenue Bonds, Multi-Purpose Projects,       5/13 at 100.00         AAA         3,974,440
                 Series 2003A, 5.000%, 5/15/23 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,805   Total Education and Civic Organizations                                                                  13,013,752
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 26.1% (16.7% OF TOTAL INVESTMENTS)

                California Health Facilities Financing Authority, Revenue Bonds,
                Casa Colina Inc., Series 2001:
        4,000    6.000%, 4/01/22                                                       4/12 at 100.00        BBB+         4,028,520
        2,000    6.125%, 4/01/32                                                       4/12 at 100.00        BBB+         1,996,120

        2,660   California Health Facilities Financing Authority, Revenue Bonds,      11/15 at 100.00          A2         2,453,770
                 Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/34

          670   California Health Facilities Financing Authority, Revenue Bonds,       4/16 at 100.00          A+           592,930
                 Kaiser Permanante System, Series 2006, 5.000%, 4/01/37

       12,435   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AA-         9,420,507
                 Sutter Health Residual Trust 2061, 9.162%, 11/15/46 (IF)

        2,000   California Health Facilities Financing Authority, Revenue Bonds,      11/16 at 100.00         AAA         1,837,000
                 Sutter Health, Series 2007A, 5.000%, 11/15/42 - MBIA Insured

        9,000   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00          A+         8,831,880
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        1,575   California Statewide Communities Development Authority,                7/17 at 100.00         N/R         1,292,760
                 Revenue Bonds, ValleyCare Health System, Series 2007A,
                 5.125%, 7/15/31

        6,525   California Statewide Community Development Authority,                    No Opt. Call          A+         7,074,014
                 Health Facility Revenue Refunding Bonds, Memorial Health
                 Services, Series 2003A, 6.000%, 10/01/12


                                       50

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                HEALTH CARE (continued)

$       6,450   California Statewide Community Development Authority, Hospital         6/13 at 100.00         AAA       $ 6,708,323
                 Revenue Bonds, Monterey Peninsula Hospital, Series 2003B,
                 5.250%, 6/01/18 - FSA Insured

        7,665   California Statewide Community Development Authority, Insured         11/09 at 102.00          A+         7,673,738
                 Mortgage Hospital Revenue Bonds, Mission Community Hospital,
                 Series 2001, 5.375%, 11/01/21

       12,425   California Statewide Community Development Authority, Revenue          3/16 at 100.00          A+        11,020,478
                 Bonds, Kaiser Permanante System, Series 2006, 5.000%, 3/01/41

        3,145   California Statewide Community Development Authority, Revenue          8/16 at 100.00          A+         2,938,122
                 Bonds, Kaiser Permanente System, Series 2001C, 5.250%, 8/01/31

                Rancho Mirage Joint Powers Financing Authority, California,
                Revenue Bonds, Eisenhower Medical Center, Series 2007A:
        8,310    5.000%, 7/01/38                                                       7/17 at 100.00          A3         7,349,281
        5,540    5.000%, 7/01/47                                                       7/17 at 100.00          A3         4,773,541

        4,000   Santa Clara County Financing Authority, California, Auction              No Opt. Call         AAA         4,000,000
                 Rate Revenue Bonds, El Camino Hospital, Series 2007B,
                 6.000%, 2/01/41 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       88,400   Total Health Care                                                                                        81,990,984
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 6.4% (4.1% OF TOTAL INVESTMENTS)

        4,000   ABAG Finance Authority for Non-Profit Corporations, California,          No Opt. Call         BBB         4,051,920
                 Multifamily Housing Revenue Refunding Bonds, United
                 Dominion/2000 Post Apartments, Series 2000B, 6.250%, 8/15/30
                 (Mandatory put 8/15/08)

        5,090   California Statewide Community Development Authority, GNMA             8/12 at 105.00         Aaa         5,398,759
                 Collateralized Housing Revenue Refunding Bonds, Crowne
                 Pointe Project, Series 2002F, 6.750%, 8/20/37

          325   Independent Cities Lease Finance Authority, California, Mobile         5/16 at 100.00         N/R           275,506
                 Home Park Revenue Bonds, San Juan Mobile Estates,
                 Series 2006B, 5.850%, 5/15/41

        1,735   Rohnert Park Finance Authority, California, Senior Lien Revenue        9/13 at 100.00          A+         1,629,651
                 Bonds, Rancho Feliz Mobile Home Park, Series 2003A,
                 5.750%, 9/15/38

        1,125   Rohnert Park Finance Authority, California, Subordinate Lien           9/13 at 100.00         N/R         1,096,223
                 Revenue Bonds, Rancho Feliz Mobile Home Park, Series 2003B,
                 6.625%, 9/15/38

        3,610   San Bernardino County Housing Authority, California,                  11/11 at 105.00         Aaa         3,683,969
                 GNMA Collateralized Multifamily Mortgage Revenue Bonds,
                 Pacific Palms Mobile Home Park, Series 2001A, 6.700%, 12/20/41

                San Jose, California, Multifamily Housing Revenue Bonds, GNMA
                Mortgage-Backed Securities Program, Lenzen Housing, Series 2001B:
        1,250    5.350%, 2/20/26 (Alternative Minimum Tax)                             8/11 at 102.00         AAA         1,220,663
        2,880    5.450%, 2/20/43 (Alternative Minimum Tax)                             8/11 at 102.00         AAA         2,669,069

------------------------------------------------------------------------------------------------------------------------------------
       20,015   Total Housing/Multifamily                                                                                20,025,760
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/SINGLE FAMILY - 1.8% (1.1% OF TOTAL INVESTMENTS)

          790   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         Aa2           819,285
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)

        8,485   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         AA-         4,806,159
                 Bonds, Trust 1021, 7.216%, 8/01/31 (Alternative Minimum Tax) (IF)

------------------------------------------------------------------------------------------------------------------------------------
        9,275   Total Housing/Single Family                                                                               5,625,444
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.9% (1.2% OF TOTAL INVESTMENTS)

        2,000   California Pollution Control Financing Authority, Solid Waste          1/16 at 102.00         BBB         1,790,160
                 Disposal Revenue Bonds, Waste Management Inc.,
                 Series 2002A, 5.000%, 1/01/22 (Alternative Minimum Tax)
        5,205   California Statewide Communities Development Authority,                  No Opt. Call          BB         4,270,650
                 Revenue Bonds, EnerTech Regional Biosolids Project,
                 Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        7,205   Total Industrials                                                                                         6,060,810
------------------------------------------------------------------------------------------------------------------------------------


                                       51

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                LONG-TERM CARE - 1.6% (1.1% OF TOTAL INVESTMENTS)

$       2,450   California Health Facilities Financing Authority, Cal-Mortgage         1/13 at 100.00          A+       $ 2,366,210
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.125%, 1/01/22

                California Health Facilities Financing Authority, Insured Senior
                Living Revenue Bonds, Aldersly Project, Series 2002A:
        1,500    5.125%, 3/01/22                                                       3/12 at 101.00          A+         1,448,400
        1,315    5.250%, 3/01/32                                                       3/12 at 101.00          A+         1,228,355

------------------------------------------------------------------------------------------------------------------------------------
        5,265   Total Long-Term Care                                                                                      5,042,965
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 17.0% (10.9% OF TOTAL INVESTMENTS)

        9,335   California, General Obligation Bonds, Series 2002,                       No Opt. Call         AAA        10,609,228
                 6.000%, 2/01/16 - FSA Insured

           10   California, General Obligation Veterans Welfare Bonds,                 6/08 at 101.00         AA-            10,119
                 Series 1997BJ, 5.500%, 12/01/18 (Alternative Minimum Tax)

       14,300   California, General Obligation Veterans Welfare Bonds,                 6/08 at 100.00         AAA        14,299,284
                 Series 2001BZ, 5.350%, 12/01/21 - MBIA Insured
                 (Alternative Minimum Tax)

        3,000   Contra Costa County Community College District, California,            8/12 at 100.00          AA         3,004,590
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/23 -
                 FGIC Insured

        2,500   Fullerton Joint Union High School District, Orange County,             8/12 at 100.00         Aaa         2,504,575
                 California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/23 - FSA Insured

        2,260   Jurupa Unified School District, Riverside County, California,          8/11 at 101.00           A         2,263,887
                 General Obligation Bonds, Series 2002, 5.125%, 8/01/22 -
                 FGIC Insured

          870   Puerto Rico, General Obligation and Public Improvement Bonds,          7/11 at 100.00         AAA           856,585
                 Series 2001, 5.000%, 7/01/24 - FSA Insured

          575   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           561,706
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

       10,810   San Diego Unified School District, San Diego County,                   7/11 at 102.00         AAA        10,796,379
                 California, General Obligation Bonds, Election of 1998,
                 Series 2001C, 5.000%, 7/01/26 - FSA Insured

        4,000   San Diego Unified School District, San Diego County, California,       7/12 at 101.00          AA         4,322,120
                 General Obligation Bonds, Election of 1998, Series 2002D,
                 5.250%, 7/01/21 - FGIC Insured

        2,715   San Jose-Evergreen Community College District, Santa Clara             9/15 at 100.00         AAA         2,677,614
                 County, California, General Obligation Bonds, Series 2005A,
                 5.000%, 9/01/25 - MBIA Insured

        1,630   West Contra Costa Unified School District, Contra Costa County,        8/11 at 101.00           A         1,616,716
                 California, General Obligation Bonds, Series 2003C,
                 5.000%, 8/01/22 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
       52,005   Total Tax Obligation/General                                                                             53,522,803
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 39.3% (25.1% OF TOTAL INVESTMENTS)

        2,040   Borrego Water District, California, Community Facilities               8/17 at 102.00         N/R         1,831,757
                 District 2007-1 Montesoro, Special Tax Bonds, Series 2007,
                 5.750%, 8/01/25

        7,135   Brentwood Infrastructure Financing Authority, Contra Costa            11/11 at 100.00         AAA         7,068,430
                 County, California, Capital Improvement Revenue Bonds,
                 Series 2001, 5.000%, 11/01/25 - FSA Insured

        8,210   California State Public Works Board, Lease Revenue Bonds,             12/13 at 100.00           A         8,778,214
                 Department of Corrections, Series 2003C, 5.500%, 6/01/16

        4,000   California State Public Works Board, Lease Revenue Bonds,              3/12 at 100.00         AAA         3,703,800
                 Department of General Services, Series 2002B,
                 5.000%, 3/01/27 - AMBAC Insured

        4,510   California State Public Works Board, Lease Revenue Bonds,             12/11 at 102.00         AAA         4,293,926
                 Department of Mental Health, Hospital Addition, Series 2001A,
                 5.000%, 12/01/26 - AMBAC Insured

                Capistrano Unified School District, Orange County, California,
                Special Tax Bonds, Community Facilities District 90-2 - Talega,
                Series 2003:
        1,750    5.875%, 9/01/23                                                       9/13 at 100.00         N/R         1,715,158
          550    6.000%, 9/01/33                                                       9/13 at 100.00         N/R           525,503


                                       52

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$         715   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A       $   667,717
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        2,160   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AAA         1,989,209
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,125   Fontana, California, Special Tax Bonds, Sierra Community               9/14 at 100.00         N/R         1,013,231
                 Facilities District 22, Series 2004, 6.000%, 9/01/34

        1,000   Fullerton Community Facilities District 1, California, Special         9/12 at 100.00         N/R         1,005,260
                 Tax Bonds, Amerige Heights, Series 2002, 6.100%, 9/01/22

        5,000   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         4,546,750
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 5.000%, 6/01/45 - AMBAC Insured

                Irvine, California, Unified School District, Community Facilities
                District Special Tax Bonds, Series 2006A:
          350    5.000%, 9/01/26                                                       9/16 at 100.00         N/R           307,115
          805    5.125%, 9/01/36                                                       9/16 at 100.00         N/R           684,693

        3,000   Lake Elsinore Public Finance Authority, California, Local             10/13 at 102.00         N/R         2,967,210
                 Agency Revenue Refunding Bonds, Series 2003H,
                 6.000%, 10/01/20

          685   Lammersville School District, San Joaquin County, California,          9/16 at 100.00         N/R           557,939
                 Community Facilities District 2002, Mountain House Special
                 Tax Bonds, Series 2006, 5.125%, 9/01/35

        5,250   Lammersville School District, San Joaquin County, California,          9/12 at 101.00         N/R         5,228,160
                 Special Tax Bonds, Community Facilities District of Mountain
                 House, Series 2002, 6.300%, 9/01/24

        2,000   Lee Lake Water District, Riverside County, California, Special         9/13 at 102.00         N/R         2,026,600
                 Tax Bonds, Community Facilities District 1 of Sycamore Creek,
                 Series 2003, 6.500%, 9/01/24

        1,000   Lindsay Redevelopment Agency, California, Project 1 Tax                8/17 at 100.00          AA           854,020
                 Allocation Bonds, Series 2007, 5.000%, 8/01/37 - RAAI Insured

        5,425   Lodi, California, Certificates of Participation, Public Improvement   10/12 at 100.00         AAA         5,202,846
                 Financing Project, Series 2002, 5.000%, 10/01/26 - MBIA Insured

        1,310   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00         Aaa         1,190,148
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,675   Moreno Valley Unified School District, Riverside County,               3/14 at 100.00         AAA         1,643,812
                 California, Certificates of Participation, Series 2005,
                 5.000%, 3/01/26 - FSA Insured

                North Natomas Community Facilities District 4, Sacramento,
                California, Special Tax Bonds, Series 2006D:
          545    5.000%, 9/01/26                                                       9/14 at 102.00         N/R           459,544
          250    5.000%, 9/01/33                                                       9/14 at 102.00         N/R           201,615

        3,000   Oakland Redevelopment Agency, California, Subordinate Lien             3/13 at 100.00           A         3,089,370
                 Tax Allocation Bonds, Central District Redevelopment Project,
                 Series 2003, 5.500%, 9/01/19 - FGIC Insured

        4,520   Ontario Redevelopment Financing Authority, California, Lease           8/11 at 101.00         AAA         4,420,786
                 Revenue Bonds, Capital Projects, Series 2001,
                 5.000%, 8/01/24 - AMBAC Insured

        2,000   Orange County, California, Special Tax Bonds, Community                8/11 at 101.00         N/R         1,841,500
                 Facilities District 02-1 of Ladera Ranch, Series 2003A,
                 5.550%, 8/15/33
       11,165   Palm Desert Financing Authority, California, Tax Allocation            4/12 at 102.00         AAA        10,395,062
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.100%, 4/01/30 - MBIA Insured

        3,250   Pomona Public Financing Authority, California, Revenue                 2/11 at 100.00         AAA         3,119,285
                 Refunding Bonds, Merged Redevelopment Projects,
                 Series 2001AD, 5.000%, 2/01/27 - MBIA Insured

        6,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call           A         5,607,240
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          625   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           579,288
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          780   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AAA           751,327
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured


                                       53

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       1,145   Sacramento, California, Special Tax Bonds, North Natomas               9/14 at 100.00         N/R       $ 1,080,250
                 Community Facilities District 4, Series 2003C, 6.000%, 9/01/33

       14,505   San Diego Redevelopment Agency, California, Subordinate Lien           9/11 at 101.00         AAA        14,281,332
                 Tax Allocation Bonds, Centre City Project, Series 2001A,
                 5.000%, 9/01/26 - FSA Insured

        2,300   San Francisco Bay Area Rapid Transit District, California, Sales       7/11 at 100.00         AAA         2,237,923
                 Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26 -
                 AMBAC Insured

        1,345   San Mateo Union High School District, San Mateo County,               12/17 at 100.00         AAA         1,240,077
                 California, Certificates of Participation, Phase 1, Series 2007A,
                 5.000%, 12/15/30 - AMBAC Insured

        8,710   South Orange County Public Financing Authority, California,            8/15 at 100.00         AAA         8,072,864
                 Special Tax Revenue Bonds, Ladera Ranch, Series 2005A,
                 5.000%, 8/15/32 - AMBAC Insured

        2,810   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00         N/R         2,954,434
                 Bonds, Community Facilities District 01-1, Series 2003B,
                 7.000%, 9/01/38

        2,000   West Patterson Financing Authority, California, Special Tax            9/13 at 102.00         N/R         1,796,860
                 Bonds, Community Facilities District 01-1, Series 2004B,
                 6.000%, 9/01/39

        1,375   West Patterson Financing Authority, California, Special Tax            9/13 at 103.00         N/R         1,261,741
                 Bonds, Community Facilities District 2001-1, Series 2004A,
                 6.125%, 9/01/39

        2,500   Yucaipa-Calimesa Joint Unified School District, San Bernardino        10/11 at 100.00         AAA         2,414,750
                 County, California, General Obligation Refunding Bonds,
                 Series 2001A, 5.000%, 10/01/26 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      128,520   Total Tax Obligation/Limited                                                                            123,606,746
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 6.8% (4.4% OF TOTAL INVESTMENTS)

        1,690   Bay Area Toll Authority, California, Revenue Bonds,                    4/16 at 100.00          AA         1,629,380
                 San Francisco Bay Area Toll Bridge, Series 2006,
                 5.000%, 4/01/31

       11,750   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00        BBB-        10,417,550
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/28

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue 29B:
        4,110    5.125%, 5/01/17 - FGIC Insured                                        5/13 at 100.00          A1         4,209,174
        5,140    5.125%, 5/01/19 - FGIC Insured                                        5/13 at 100.00          A1         5,235,398

------------------------------------------------------------------------------------------------------------------------------------
       22,690   Total Transportation                                                                                     21,491,502
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 25.7% (16.5% OF TOTAL INVESTMENTS) (4)

        4,000   Beaumont Financing Authority, California, Local Agency                 9/12 at 102.00     N/R (4)         4,622,480
                 Revenue Bonds, Series 2002A, 6.750%, 9/01/25
                 (Pre-refunded 9/01/12)

       11,240   California County Tobacco Securitization Agency, Tobacco               6/12 at 100.00    Baa3 (4)        12,082,774
                 Settlement Asset-Backed Bonds, Merced County Tobacco
                 Funding Corporation, Series 2002A, 5.500%, 6/01/33
                 (Pre-refunded 6/01/12)

                California Department of Water Resources, Power Supply Revenue
                Bonds, Series 2002A:
        3,500    5.375%, 5/01/17 (Pre-refunded 5/01/12) - XLCA Insured                 5/12 at 101.00         Aaa         3,825,325
        9,000    5.125%, 5/01/18 (Pre-refunded 5/01/12)                                5/12 at 101.00         Aaa         9,749,340

          745   California Statewide Community Development Authority,                 10/15 at 100.00    BBB- (4)           768,609
                 Revenue Bonds, Thomas Jefferson School of Law,
                 Series 2005A, 4.875%, 10/01/31 (Pre-refunded 10/01/15)

                Central California Joint Powers Health Finance Authority,
                Certificates of Participation, Community Hospitals of Central
                California Obligated Group, Series 2000:
        1,770    6.000%, 2/01/20 (Pre-refunded 2/01/10)                                2/10 at 101.00         AAA         1,893,670
        1,740    6.000%, 2/01/30 (Pre-refunded 2/01/10)                                2/10 at 101.00         AAA         1,861,574

        2,000   Daly City Housing Development Finance Agency, California,             12/13 at 102.00      A- (4)         2,270,380
                 Mobile Home Park Revenue Bonds, Franciscan Mobile Home
                 Park Project, Series 2002A, 5.800%, 12/15/25
                 (Pre-refunded 12/15/13)

        6,100   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00         AAA         6,681,635
                 Tobacco Settlement Asset-Backed Bonds, Series 2003A-1,
                 6.250%, 6/01/33 (Pre-refunded 6/01/13)

        1,940   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00     N/R (4)         2,249,740
                 Community Facilities District 03-1, Series 2003A,
                 6.500%, 9/01/25 (Pre-refunded 9/01/13)


                                       54

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       1,335   Lincoln, California, Special Tax Bonds, Lincoln Crossing               9/13 at 102.00     N/R (4)       $ 1,515,092
                 Community Facilities District 03-1, Series 2004,
                 6.000%, 9/01/34 (Pre-refunded 9/01/13)

        1,525   Lucia Mar Unified School District, San Luis Obispo County,             8/14 at 100.00      A1 (4)         1,666,261
                 California, General Obligation Bonds, Series 2004A,
                 5.250%, 8/01/22 (Pre-refunded 8/01/14) - FGIC Insured

        5,500   Puerto Rico Highway and Transportation Authority, Highway              7/12 at 100.00         AAA         5,935,655
                 Revenue Bonds, Series 2002D, 5.375%, 7/01/36
                 (Pre-refunded 7/01/12)

        1,700   Roseville, California, Special Tax Bonds, Community Facilities         9/09 at 103.00     N/R (4)         1,829,217
                 District 1 - Crocker, Series 2003, 6.000%, 9/01/27
                 (Pre-refunded 9/01/09)

        6,425   San Francisco Bay Area Rapid Transit District, California,             7/11 at 100.00         AAA         6,810,179
                 Sales Tax Revenue Bonds, Series 2001, 5.000%, 7/01/26
                 (Pre-refunded 7/01/11) - AMBAC Insured

        7,595   San Francisco State University Foundation Inc., California,            9/11 at 101.00         AAA         8,131,739
                 Auxiliary Organization Student Housing Revenue Bonds,
                 Series 2001, 5.000%, 9/01/26 (Pre-refunded 9/01/11) -
                 MBIA Insured

        1,590   San Marcos Public Facilities Authority, California, Special Tax        9/09 at 102.00     N/R (4)         1,692,189
                 Bonds, Community Facilities District 99-1, Series 2003B,
                 6.000%, 9/01/24 (Pre-refunded 9/01/09)

        4,200   Tobacco Securitization Authority of Southern California,               6/12 at 100.00         AAA         4,565,904
                 Tobacco Settlement Asset-Backed Bonds, San Diego County
                 Tobacco Asset Securitization Corporation, Senior Series 2001A,
                 5.500%, 6/01/36 (Pre-refunded 6/01/12)

        2,500   Whittier, California, Health Facility Revenue Bonds, Presbyterian      6/12 at 101.00      A+ (4)         2,755,700
                 Intercommunity Hospital, Series 2002, 5.600%, 6/01/22
                 (Pre-refunded 6/01/12)

------------------------------------------------------------------------------------------------------------------------------------
       74,405   Total U.S. Guaranteed                                                                                    80,907,463
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 5.3% (3.4% OF TOTAL INVESTMENTS)

        3,815   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A1         3,194,643
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        1,285   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-         1,199,406
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured
        5,000   Merced Irrigation District, California, Revenue Certificates of        9/13 at 102.00        Baa3         4,696,000
                 Participation, Electric System Project, Series 2003,
                 5.700%, 9/01/36

        2,250   Salinas Valley Solid Waste Authority, California, Revenue Bonds,       8/12 at 100.00         AAA         2,196,810
                 Series 2002, 5.125%, 8/01/22 - AMBAC Insured
                 (Alternative Minimum Tax)

        6,000   Southern California Public Power Authority, Natural Gas                  No Opt. Call         AA-         5,282,760
                 Project 1 Revenue Bonds, Series 2007A, 5.000%, 11/01/33

------------------------------------------------------------------------------------------------------------------------------------
       18,350   Total Utilities                                                                                          16,569,619
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 12.1% (7.7% OF TOTAL INVESTMENTS)

        1,070   Burbank, California, Wastewater System Revenue Bonds,                  6/14 at 100.00         AAA         1,075,050
                 Series 2004A, 5.000%, 6/01/22 - AMBAC Insured

        7,000   Carmichael Water District, Sacramento County, California,              9/09 at 102.00         AAA         6,667,080
                 Water Revenue Certificates of Participation, Series 1999,
                 5.125%, 9/01/29 - MBIA Insured

        1,125   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00         AAA         1,077,131
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          890   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           841,246
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

          850   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AAA           787,185
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        1,000   Pico Rivera Water Authority, California, Revenue Bonds,               12/11 at 102.00         N/R           952,210
                 Series 2001A, 6.250%, 12/01/32

        1,380   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00          AA         1,307,453
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

        1,000   San Buenaventura, California, Wastewater Revenue Certificates          3/14 at 100.00         AAA           978,130
                 of Participation, Series 2004, 5.000%, 3/01/24 - MBIA Insured


                                       55

NZH
Nuveen California Dividend Advantage Municipal Fund 3 (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
$       2,500    5.000%, 8/01/23 - MBIA Insured                                        8/12 at 100.00         AAA      $  2,494,575
        6,260    5.000%, 8/01/24 - MBIA Insured                                        8/12 at 100.00         AAA         6,190,702

                San Francisco City and County Public Utilities Commission,
                California, Clean Water Revenue Refunding Bonds, Series 2003A:
        3,315    5.250%, 10/01/18 - MBIA Insured                                       4/13 at 100.00         AAA         3,430,163
       12,000    5.250%, 10/01/19 - MBIA Insured (5)                                   4/13 at 100.00         AAA        12,286,919

------------------------------------------------------------------------------------------------------------------------------------
       38,390   Total Water and Sewer                                                                                    38,087,844
------------------------------------------------------------------------------------------------------------------------------------
$     515,745   Total Investments (cost $510,361,532) - 156.2%                                                          491,521,335
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 3.2%                                                                     10,193,146
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (59.4)% (6)                                                   (187,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $314,714,481
                ====================================================================================================================

FORWARD SWAPS OUTSTANDING AT FEBRUARY 29, 2008:
                                     FUND                                       FIXED RATE                               UNREALIZED
                 NOTIONAL     PAY/RECEIVE      FLOATING RATE    FIXED RATE         PAYMENT   EFFECTIVE   TERMINATION   APPRECIATION
COUNTERPARTY       AMOUNT   FLOATING RATE              INDEX   (ANNUALIZED)      FREQUENCY     DATE (7)         DATE  (DEPRECIATION)
------------------------------------------------------------------------------------------------------------------------------------
UBS           $29,000,000         Receive  3-Month USD-LIBOR        5.471%   Semi-Annually     6/04/08    6/04/13      $(2,677,814)
====================================================================================================================================
USD-LIBOR (United States Dollar-London Inter-Bank Offered Rate).

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Portion of investment, with an aggregate market value of $1,935,190, has been pledged to collateralize the net payment obligations under forward swap contracts.

               (6) Preferred Shares, at Liquidation Value as a percentage of total investments is (38.0)%.

               (7) Effective date represents the date on which both the Fund and counterparty commence interest payment accruals on each forward swap contract.

               N/R  Not rated.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

NKL
Nuveen Insured California Dividend Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.0% (2.6% OF TOTAL INVESTMENTS)

$      14,155   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00         BBB       $ 8,454,074
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                EDUCATION AND CIVIC ORGANIZATIONS - 4.9% (3.1% OF TOTAL INVESTMENTS)

        1,675   California Educational Facilities Authority, Revenue Bonds,           10/12 at 100.00          A2         1,606,509
                 University of San Diego, Series 2002A, 5.250%, 10/01/30

        9,000   California State University, Systemwide Revenue Bonds,                11/12 at 100.00         AAA         8,691,930
                 Series 2002A, 5.125%, 11/01/26 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       10,675   Total Education and Civic Organizations                                                                  10,298,439
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 5.8% (3.8% OF TOTAL INVESTMENTS)

        5,000   ABAG Finance Authority for Non-Profit Corporations, California,        4/12 at 100.00          A+         4,968,250
                 Cal-Mortgage Insured Revenue Bonds, Sansum-Santa Barbara
                 Medical Foundation Clinic, Series 2002A, 5.600%, 4/01/26

        5,000   California Health Facilities Financing Authority, Revenue Bonds,       3/16 at 100.00          A+         4,575,950
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

        2,815   California Health Facilities Financing Authority, Revenue              8/13 at 100.00         AAA         2,828,822
                 Bonds, Lucile Salter Packard Children's Hospital, Series 2003C,
                 5.000%, 8/15/20 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       12,815   Total Health Care                                                                                        12,373,022
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.3% (0.9% OF TOTAL INVESTMENTS)

        1,000   California Statewide Community Development Authority, Student          8/12 at 100.00         N/R           894,750
                 Housing Revenue Bonds, EAH - Irvine East Campus
                 Apartments, LLC Project, Series 2002A, 5.500%, 8/01/22 -
                 ACA Insured

        1,905   Los Angeles, California, GNMA Mortgage-Backed Securities               7/11 at 102.00         AAA         1,910,810
                 Program Multifamily Housing Revenue Bonds, Park Plaza West
                 Senior Apartments, Series 2001B, 5.300%, 1/20/21
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
        2,905   Total Housing/Multifamily                                                                                 2,805,560
------------------------------------------------------------------------------------------------------------------------------------

                HOUSING/SINGLE FAMILY - 0.2% (0.2% OF TOTAL INVESTMENTS)

          505   California Housing Finance Agency, Home Mortgage Revenue               2/16 at 100.00         Aa2           523,720
                 Bonds, Series 2006H, 5.750%, 8/01/30 - FGIC Insured
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                INDUSTRIALS - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,000   California Pollution Control Financing Authority, Solid Waste            No Opt. Call        BBB+         2,885,670
                 Disposal Revenue Bonds, Republic Services Inc., Series 2002C,
                 5.250%, 6/01/23 (Mandatory put 12/01/17)
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 1.4% (0.9% OF TOTAL INVESTMENTS)

        3,000   ABAG Finance Authority for Non-Profit Corporations, California,       11/12 at 100.00          A+         2,915,670
                 Insured Senior Living Revenue Bonds, Odd Fellows Home of
                 California, Series 2003A, 5.200%, 11/15/22
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 25.5% (16.6% OF TOTAL INVESTMENTS)

        5,920   Cajon Valley Union School District, San Diego County,                  8/10 at 102.00         AAA         5,700,309
                 California, General Obligation Bonds, Series 2002B,
                 5.125%, 8/01/32 - MBIA Insured

        2,900   California, General Obligation Bonds, Series 2003, 5.000%, 2/01/21     8/13 at 100.00          A+         2,905,191

        8,250   California, General Obligation Refunding Bonds, Series 2002,           2/12 at 100.00         AAA         8,023,950
                 5.000%, 2/01/22 - MBIA Insured

          230   El Monte Union High School District, Los Angeles County,               6/13 at 100.00         AAA           223,422
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 - FSA Insured


                                       57

NKL
Nuveen Insured California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/GENERAL (continued)

$      10,000   Fremont Unified School District, Alameda County, California,           8/12 at 101.00         Aa3       $ 9,661,100
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

        1,000   Los Rios Community College District, Sacramento, El Dorado             8/14 at 102.00         AAA           993,070
                 and Yolo Counties, California, General Obligation Bonds,
                 Series 2006C, 5.000%, 8/01/25 - FSA Insured

        1,500   Madera Unified School District, Madera County, California,             8/12 at 100.00         AAA         1,456,950
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/28 -
                 FSA Insured

        2,000   Murrieta Valley Unified School District, Riverside County,             9/17 at 100.00         AAA         1,783,880
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured

        2,500   Oakland Unified School District, Alameda County, California,           8/12 at 100.00           A         2,463,950
                 General Obligation Bonds, Series 2002, 5.250%, 8/01/21 -
                 FGIC Insured

          375   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           366,330
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,250   San Diego Unified School District, San Diego County, California,       7/11 at 102.00         AAA         3,487,900
                 General Obligation Bonds, Election of 1998, Series 2001C,
                 5.000%, 7/01/22 - FSA Insured

        3,500   San Mateo County Community College District, California,               9/12 at 100.00         Aa1         3,413,375
                 General Obligation Bonds, Series 2002A, 5.000%, 9/01/26 -
                 FGIC Insured

       10,000   Vista Unified School District, San Diego County, California,           8/12 at 100.00         AAA        10,023,200
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/23 -
                 FSA Insured

        3,905   West Kern Community College District, California, General             11/17 at 100.00           A         3,683,430
                 Obligation Bonds, Election 2004, Series 2007C,
                 5.000%, 10/01/32 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
       55,330   Total Tax Obligation/General                                                                             54,186,057
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/LIMITED - 51.3% (33.3% OF TOTAL INVESTMENTS)

        1,450   Baldwin Park Public Financing Authority, California, Sales Tax         8/13 at 102.00         BBB         1,439,459
                 and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        6,895   Brea and Olinda Unified School District, Orange County,                8/11 at 101.00         AAA         6,858,112
                 California, Certificates of Participation Refunding, Series 2002A,
                 5.125%, 8/01/26 - FSA Insured

        2,200   California Infrastructure Economic Development Bank,                   9/13 at 101.00         AAA         2,134,110
                 Los Angeles County, Revenue Bonds, Department of Public
                 Social Services, Series 2003, 5.000%, 9/01/28 - AMBAC Insured

        3,100   California State Public Works Board, Lease Revenue Bonds,             11/15 at 100.00           A         2,900,298
                 Department of Health Services, Richmond Lab, Series 2005B,
                 5.000%, 11/01/30 - XLCA Insured

          465   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A           434,250
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

        1,400   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AAA         1,289,302
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        7,035   Corona-Norco Unified School District, Riverside County,                9/13 at 100.00         AAA         6,824,302
                 California, Special Tax Bonds, Community Facilities District 98-1,
                 Series 2003, 5.000%, 9/01/28 - MBIA Insured

        3,145   Culver City Redevelopment Agency, California, Tax Allocation           5/11 at 101.00         AAA         3,110,562
                 Revenue Bonds, Redevelopment Project, Series 2002A,
                 5.125%, 11/01/25 - MBIA Insured

        8,720   El Monte, California, Senior Lien Certificates of Participation,       1/11 at 100.00         AAA         8,703,083
                 Department of Public Services Facility Phase II, Series 2001,
                 5.000%, 1/01/21 - AMBAC Insured

        4,000   Folsom Public Financing Authority, California, Special Tax             9/12 at 102.00         AAA         3,965,120
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured

        4,985   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         4,622,441
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 8.252%, 6/01/45 - AGC Insured (IF)

        8,780   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         7,984,093
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2005A, 5.000%, 6/01/45 - AMBAC Insured

        1,300   Hesperia Public Financing Authority, California, Redevelopment         9/17 at 100.00          A3         1,175,889
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 - XLCA Insured


                                       58

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED (continued)

$       2,115   Inglewood Redevelopment Agency, California, Tax Allocation               No Opt. Call         AAA       $ 2,150,532
                 Refunding Bonds, Merged Area Redevelopment Project,
                 Series 1998A, 5.250%, 5/01/23 - AMBAC Insured

        3,500   La Quinta Redevelopment Agency, California, Tax Allocation             9/11 at 102.00         AAA         3,345,860
                 Bonds, Redevelopment Project Area 1, Series 2001,
                 5.100%, 9/01/31 - AMBAC Insured

        3,400   La Quinta Redevelopment Agency, California, Tax Allocation             9/12 at 102.00         AAA         3,386,128
                 Bonds, Redevelopment Project Area 1, Series 2002,
                 5.000%, 9/01/22 - AMBAC Insured

          845   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00         Aaa           767,691
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        4,690   Los Angeles County Metropolitan Transportation Authority,              7/08 at 101.00         AAA         4,659,890
                 California, Proposition C Second Senior Lien Sales Tax Revenue
                 Refunding Bonds, Series 1998A, 5.000%, 7/01/23 -
                 AMBAC Insured

        1,460   Los Angeles, California, Certificates of Participation, Municipal      6/13 at 100.00         AAA         1,344,061
                 Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 -
                 AMBAC Insured

        7,000   Los Angeles, California, Certificates of Participation, Series 2002,   4/12 at 100.00         AAA         6,916,210
                 5.200%, 4/01/27 - AMBAC Insured

        8,470   Ontario Redevelopment Financing Authority, California, Lease           8/11 at 101.00         AAA         8,214,291
                 Revenue Bonds, Capital Projects, Series 2001, 5.200%, 8/01/29 -
                 AMBAC Insured

        5,000   Palm Desert Financing Authority, California, Tax Allocation            4/12 at 102.00         AAA         4,876,400
                 Revenue Refunding Bonds, Project Area 1, Series 2002,
                 5.000%, 4/01/25 - MBIA Insured

        3,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call           A         2,803,620
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          405   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           375,378
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

        4,475   Riverside County, California, Asset Leasing Corporate Leasehold        6/12 at 101.00         AAA         4,533,623
                 Revenue Bonds, Riverside County Hospital Project,
                 Series 1997B, 5.000%, 6/01/19 - MBIA Insured

          505   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AAA           486,436
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

        3,175   San Buenaventura, California, Certificates of Participation,           2/11 at 101.00         AAA         3,044,222
                 Series 2001C, 5.250%, 2/01/31 - AMBAC Insured

        3,730   San Diego Redevelopment Agency, California, Subordinate Lien           9/09 at 101.00        Baa2         3,593,221
                 Tax Increment and Parking Revenue Bonds, Centre City Project,
                 Series 2003B, 5.250%, 9/01/26

        4,000   San Jose Financing Authority, California, Lease Revenue                9/11 at 100.00         AAA         4,049,320
                 Refunding Bonds, Convention Center Project, Series 2001F,
                 5.000%, 9/01/19 - MBIA Insured

        1,000   San Jose Redevelopment Agency, California, Tax Allocation Bonds,       8/15 at 100.00         AAA           946,810
                 Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured

        2,160   Temecula Redevelopment Agency, California, Tax Allocation              8/08 at 102.00         AAA         2,088,979
                 Revenue Bonds, Redevelopment Project 1, Series 2002,
                 5.125%, 8/01/27 - MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
      112,405   Total Tax Obligation/Limited                                                                             109,023,693
------------------------------------------------------------------------------------------------------------------------------------


                TRANSPORTATION - 5.2% (3.4% OF TOTAL INVESTMENTS)

        7,500   Foothill/Eastern Transportation Corridor Agency, California,           1/14 at 101.00        BBB-         6,525,975
                 Toll Road Revenue Refunding Bonds, Series 1999,
                 0.000%, 1/15/29

                San Francisco Airports Commission, California, Revenue Bonds,
                San Francisco International Airport, Second Series 2003, Issue
                29A:
        2,185    5.250%, 5/01/16 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00          A1         2,234,731
        2,300    5.250%, 5/01/17 - FGIC Insured (Alternative Minimum Tax)              5/13 at 100.00          A1         2,333,396

------------------------------------------------------------------------------------------------------------------------------------
       11,985   Total Transportation                                                                                     11,094,102
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 19.4% (12.5% OF TOTAL INVESTMENTS) (4)

        6,000   California Department of Water Resources, Power Supply                 5/12 at 101.00         Aaa         6,499,560
                 Revenue Bonds, Series 2002A, 5.125%, 5/01/18
                 (Pre-refunded 5/01/12)


                                       59

NKL
Nuveen Insured California Dividend Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                U.S. GUARANTEED (4) (continued)

$       2,500   California Health Facilities Financing Authority, Revenue Bonds,      12/09 at 101.00     N/R (4)       $ 2,665,325
                 Cedars-Sinai Medical Center, Series 1999A, 6.125%, 12/01/30
                 (Pre-refunded 12/01/09)

        2,250   California Infrastructure Economic Development Bank, First Lien        1/28 at 100.00         AAA         2,256,885
                 Revenue Bonds, San Francisco Bay Area Toll Bridge,
                 Series 2003A, 5.000%, 7/01/36 (Pre-refunded 1/01/28) -
                 AMBAC Insured

        2,185   El Monte Union High School District, Los Angeles County,               6/13 at 100.00         AAA         2,350,754
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 6/01/28 (Pre-refunded 6/01/13) - FSA Insured

                Fresno Unified School District, Fresno County, California, General
                Obligation Bonds, Series 2002B:
        1,135    5.125%, 8/01/23 - FGIC Insured (ETM)                                  8/10 at 102.00      A+ (4)         1,147,689
        1,190    5.125%, 8/01/24 - FGIC Insured (ETM)                                  8/10 at 102.00      A+ (4)         1,199,544
        1,245    5.125%, 8/01/25 - FGIC Insured (ETM)                                  8/10 at 102.00      A+ (4)         1,253,018
        1,255    5.125%, 8/01/26 - FGIC Insured (ETM)                                  8/10 at 102.00      A+ (4)         1,222,119

        2,070   Fresno Unified School District, Fresno County, California, General     8/10 at 102.00         AAA         2,076,810
                 Obligation Bonds, Series 2002G, 5.125%, 8/01/26 -
                 FSA Insured (ETM)

        4,500   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00         AAA         5,350,770
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

        5,000   Los Angeles Unified School District, California, General               7/12 at 100.00         AAA         5,383,650
                 Obligation Bonds, Series 2002E, 5.125%, 1/01/27
                 (Pre-refunded 7/01/12) - MBIA Insured

        3,380   Rancho Mirage Joint Powers Financing Authority, California,            7/14 at 100.00      A3 (4)         3,796,889
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        2,980   Santa Clarita Community College District, Los Angeles County,          8/11 at 101.00     AA- (4)         3,201,056
                 California, General Obligation Bonds, Series 2002,
                 5.125%, 8/01/26 (Pre-refunded 8/01/11) - FGIC Insured

        2,460   Vacaville Unified School District, Solano County, California,          8/11 at 101.00         AAA         2,632,569
                 General Obligation Bonds, Series 2002, 5.000%, 8/01/26
                 (Pre-refunded 8/01/11) - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       38,150   Total U.S. Guaranteed                                                                                    41,036,638
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 18.6% (12.0% OF TOTAL INVESTMENTS)

        9,000   Anaheim Public Finance Authority, California, Revenue Bonds,          10/12 at 100.00         AAA         8,801,640
                 Electric System Distribution Facilities, Series 2002A,
                 5.000%, 10/01/27 - FSA Insured

       10,000   California Pollution Control Financing Authority, Remarketed           4/11 at 102.00         AAA        10,287,500
                 Revenue Bonds, Pacific Gas and Electric Company, Series 1996A,
                 5.350%, 12/01/16 - MBIA Insured (Alternative Minimum Tax)

        2,490   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A1         2,085,101
                 Purchase Revenue Bonds, Series 2007A, 5.000%, 11/15/35

        3,000   Los Angeles Department of Water and Power, California, Power           7/11 at 100.00         AAA         3,077,910
                 System Revenue Bonds, Series 2001A-1, 5.250%, 7/01/21 -
                 FSA Insured

          830   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-           774,714
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

        6,000   Northern California Power Agency, Revenue Refunding Bonds,             7/08 at 101.00         AAA         5,783,040
                 Hydroelectric Project 1, Series 1998A, 5.200%, 7/01/32 -
                 MBIA Insured

        3,000   Sacramento Municipal Utility District, California, Electric            8/11 at 100.00         AAA         2,854,530
                 Revenue Bonds, Series 2001N, 5.000%, 8/15/28 - MBIA Insured

        5,630   Southern California Public Power Authority, Subordinate                7/12 at 100.00         AAA         5,683,485
                 Revenue Refunding Bonds, Transmission Project, Series 2002A,
                 4.750%, 7/01/19 - FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,950   Total Utilities                                                                                          39,347,920
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 15.2% (9.8% OF TOTAL INVESTMENTS)

        3,000   California Department of Water Resources, Water System Revenue        12/12 at 100.00          AA         3,016,080
                 Bonds, Central Valley Project, Series 2002X, 5.150%, 12/01/23 -
                 FGIC Insured

        9,000   Eastern Municipal Water District, California, Water and Sewerage       7/11 at 100.00         AA-         8,380,890
                 System Revenue Certificates of Participation, Series 2001B,
                 5.000%, 7/01/30 - FGIC Insured


                                       60

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         750   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00         AAA      $    718,088
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          570   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           538,775
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured

        4,500   Los Angeles County Sanitation Districts Financing Authority,          10/13 at 100.00         AAA         4,512,825
                 California, Senior Revenue Bonds, Capital Projects, Series 2003A,
                 5.000%, 10/01/23 - FSA Insured

        2,425   Manteca Financing Authority, California, Sewerage Revenue             12/13 at 100.00         Aaa         2,443,260
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          500   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AAA           463,050
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

        9,185   Orange County Sanitation District, California, Certificates            8/13 at 100.00          AA         8,460,487
                 of Participation, Series 2003, 5.000%, 2/01/33 - FGIC Insured

          870   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00          AA           824,264
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

                Semitropic Water Storage District, Kern County, California,
                Water Banking Revenue Bonds, Series 2004A:
        1,315    5.500%, 12/01/20 - XLCA Insured                                      12/14 at 100.00           A         1,350,071
        1,415    5.500%, 12/01/21 - XLCA Insured                                      12/14 at 100.00           A         1,442,182
------------------------------------------------------------------------------------------------------------------------------------
       33,530   Total Water and Sewer                                                                                    32,149,972
------------------------------------------------------------------------------------------------------------------------------------
$     338,405   Total Investments (cost $331,770,845) - 154.2%                                                          327,094,537
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 1.4%                                                                      2,977,480
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (55.6)% (5)                                                   (118,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $212,072,017
                ====================================================================================================================

                    As of February 29, 2008, at least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or
                    (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (36.1)%.

               N/R  Not rated.

             (ETM)  Escrowed to maturity.

              (IF)  Inverse floating rate investment.


                                 See accompanying notes to financial statements.

NKX
Nuveen Insured California Tax-Free Advantage Municipal Fund
Portfolio of INVESTMENTS
                                                   February 29, 2008 (Unaudited)

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                CONSUMER STAPLES - 4.5% (3.2% OF TOTAL INVESTMENTS)

$       6,070   Golden State Tobacco Securitization Corporation, California,           6/22 at 100.00         BBB       $ 3,625,308
                 Enhanced Tobacco Settlement Asset-Backed Bonds,
                 Series 2007A-2, 0.000%, 6/01/37
------------------------------------------------------------------------------------------------------------------------------------


                HEALTH CARE - 9.4% (6.6% OF TOTAL INVESTMENTS)

        1,815   California Health Facilities Financing Authority, Revenue Bonds,       3/16 at 100.00          A+         1,661,070
                 Kaiser Permanante System, Series 2006, 5.250%, 3/01/45

        1,800   California Infrastructure Economic Development Bank, Revenue           8/11 at 102.00          A+         1,766,376
                 Bonds, Kaiser Hospital Assistance LLC, Series 2001A,
                 5.550%, 8/01/31

        4,060   California Statewide Community Development Authority,                    No Opt. Call         AAA         4,110,303
                 Revenue Bonds, Sherman Oaks Health System, Series 1998A,
                 5.000%, 8/01/22 - AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
        7,675   Total Health Care                                                                                         7,537,749
------------------------------------------------------------------------------------------------------------------------------------


                HOUSING/MULTIFAMILY - 1.4% (0.9% OF TOTAL INVESTMENTS)

        1,165   Poway, California, Housing Revenue Bonds, Revenue Bonds,               5/13 at 102.00          A+         1,076,693
                 Poinsettia Mobile Home Park, Series 2003, 5.000%, 5/01/23
------------------------------------------------------------------------------------------------------------------------------------


                LONG-TERM CARE - 3.6% (2.5% OF TOTAL INVESTMENTS)

        1,000   ABAG Finance Authority for Non-Profit Corporations,                   11/12 at 100.00          A+           971,890
                 California, Insured Senior Living Revenue Bonds, Odd Fellows
                 Home of California, Series 2003A, 5.200%, 11/15/22

        2,000   California Health Facilities Financing Authority, Cal-Mortgage         1/13 at 100.00          A+         1,891,320
                 Insured Revenue Bonds, Northern California Retired Officers
                 Community Corporation - Paradise Valley Estates, Series 2002,
                 5.250%, 1/01/26

------------------------------------------------------------------------------------------------------------------------------------
        3,000   Total Long-Term Care                                                                                      2,863,210
------------------------------------------------------------------------------------------------------------------------------------


                TAX OBLIGATION/GENERAL - 19.5% (13.6% OF TOTAL INVESTMENTS)

        2,000   Butte-Glenn Community College District, Butte and Glenn                8/12 at 101.00         Aaa         1,950,560
                 Counties, California, General Obligation Bonds, Series 2002A,
                 5.000%, 8/01/26 - MBIA Insured

                California State, General Obligation Bonds, Series 2002:
        2,460    5.000%, 4/01/27 - AMBAC Insured                                       4/12 at 100.00         AAA         2,346,373
           55    5.250%, 4/01/30 - XLCA Insured                                        4/12 at 100.00         AAA            53,251

          450   Fremont Unified School District, Alameda County, California,           8/12 at 101.00         Aa3           434,750
                 General Obligation Bonds, Series 2002A, 5.000%, 8/01/25 -
                 FGIC Insured

        2,000   Los Angeles, California, General Obligation Bonds, Series 2002A,       9/12 at 100.00         AAA         2,011,200
                 5.000%, 9/01/22 - MBIA Insured

        1,000   Murrieta Valley Unified School District, Riverside County,             9/13 at 100.00          A1           959,200
                 California, General Obligation Bonds, Series 2003A,
                 5.000%, 9/01/26 - FGIC Insured

        1,000   Murrieta Valley Unified School District, Riverside County,             9/17 at 100.00         AAA           891,940
                 California, General Obligation Bonds, Series 2007,
                 4.500%, 9/01/30 - FSA Insured

          140   Roseville Joint Union High School District, Placer County,             8/15 at 100.00         AA-           136,763
                 California, General Obligation Bonds, Series 2006B,
                 5.000%, 8/01/27 - FGIC Insured

        3,000   San Diego Unified School District, California, General                 7/10 at 100.00         AAA         3,138,690
                 Obligation Bonds, Election of 1998, Series 2000B,
                 5.125%, 7/01/22 - MBIA Insured

        3,855   San Rafael City High School District, Marin County, California,        8/12 at 100.00         AAA         3,744,362
                 General Obligation Bonds, Series 2003A, 5.000%, 8/01/28 -
                 FSA Insured

------------------------------------------------------------------------------------------------------------------------------------
       15,960   Total Tax Obligation/General                                                                             15,667,089
------------------------------------------------------------------------------------------------------------------------------------


                                       62

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TAX OBLIGATION/LIMITED - 46.7% (32.6% OF TOTAL INVESTMENTS)

$         550   Baldwin Park Public Financing Authority, California, Sales Tax         8/13 at 102.00         BBB       $   546,002
                 and Tax Allocation Bonds, Puente Merced Redevelopment
                 Project, Series 2003, 5.250%, 8/01/21

        1,165   Burbank Public Financing Authority, California, Revenue               12/13 at 100.00         AAA         1,179,318
                 Refunding Bonds, Golden State Redevelopment Project,
                 Series 2003A, 5.250%, 12/01/22 - AMBAC Insured

        4,000   California State Public Works Board, Lease Revenue Bonds,             12/12 at 100.00         AAA         3,811,440
                 Department of General Services, Capital East End Project,
                 Series 2002A, 5.000%, 12/01/27 - AMBAC Insured

          170   Capistrano Unified School District, Orange County, California,         9/15 at 100.00           A           158,758
                 Special Tax Bonds, Community Facilities District, Series 2005,
                 5.000%, 9/01/24 - FGIC Insured

          525   Chino Redevelopment Agency, California, Merged Chino                   9/16 at 101.00         AAA           483,488
                 Redevelopment Project Area Tax Allocation Bonds, Series 2006,
                 5.000%, 9/01/38 - AMBAC Insured

        1,610   Folsom Public Financing Authority, California, Special Tax             9/12 at 102.00         AAA         1,595,961
                 Revenue Bonds, Series 2004A, 5.000%, 9/01/21 - AMBAC Insured

        1,875   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         1,738,631
                 Enhanced Tobacco Settlement Revenue Bonds, Drivers
                 Trust 2091, 8.252%, 6/01/45 - AGC Insured (IF)

        3,285   Golden State Tobacco Securitization Corporation, California,           6/15 at 100.00         AAA         2,987,215
                 Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A,
                 5.000%, 6/01/45 - AMBAC Insured

        1,000   Hesperia Public Financing Authority, California, Redevelopment         9/17 at 100.00          A3           904,530
                 and Housing Projects Tax Allocation Bonds, Series 2007A,
                 5.000%, 9/01/37 - XLCA Insured

        5,540   Irvine Public Facilities and Infrastructure Authority, California,     9/13 at 100.00         AAA         5,563,764
                 Assessment Revenue Bonds, Series 2003C, 5.000%, 9/02/21 -
                 AMBAC Insured

          315   Los Angeles Community Redevelopment Agency, California,                9/15 at 100.00         Aaa           286,181
                 Lease Revenue Bonds, Manchester Social Services Project,
                 Series 2005, 5.000%, 9/01/37 - AMBAC Insured

        1,770   Los Angeles Unified School District, California, Certificates         10/12 at 100.00         AAA         1,682,916
                 of Participation, Administration Building Project II, Series 2002C,
                 5.000%, 10/01/27 - AMBAC Insured

        2,000   Los Angeles, California, Certificates of Participation, Municipal      6/13 at 100.00         AAA         1,841,180
                 Improvement Corporation, Series 2003AW, 5.000%, 6/01/33 -
                 AMBAC Insured

        1,500   Los Angeles, California, Municipal Improvement Corporation,            1/17 at 100.00         AA-         1,336,710
                 Lease Revenue Bonds, Police Headquarters, Series 2006A,
                 4.750%, 1/01/31 - FGIC Insured

        1,500   Los Osos, California, Improvement Bonds, Community Services            9/10 at 103.00         AAA         1,367,205
                 Wastewater Assessment District 1, Series 2002,
                 5.000%, 9/02/33 - MBIA Insured

        1,000   Puerto Rico Highway and Transportation Authority, Highway                No Opt. Call           A           934,540
                 Revenue Bonds, Series 2007N, 5.250%, 7/01/39 - FGIC Insured

          150   Rialto Redevelopment Agency, California, Tax Allocation Bonds,         9/15 at 100.00          A-           139,029
                 Merged Project Area, Series 2005A, 5.000%, 9/01/35 -
                 XLCA Insured

          190   Roseville, California, Certificates of Participation, Public           8/13 at 100.00         AAA           183,016
                 Facilities, Series 2003A, 5.000%, 8/01/25 - AMBAC Insured

                San Buenaventura, California, Certificates of Participation,
                Golf Course Financing Project, Series 2002D:
        3,000    5.000%, 2/01/27 - AMBAC Insured                                       2/12 at 100.00         AAA         2,855,310
        3,300    5.000%, 2/01/32 - AMBAC Insured                                       2/12 at 100.00         AAA         3,102,660

        1,200   San Diego Redevelopment Agency, California, Subordinate                9/09 at 101.00        Baa2         1,155,996
                 Lien Tax Increment and Parking Revenue Bonds, Centre
                 City Project, Series 2003B, 5.250%, 9/01/26

        2,770   San Jose Financing Authority, California, Lease Revenue                6/12 at 100.00         AAA         2,654,159
                 Refunding Bonds, Civic Center Project, Series 2002B,
                 5.000%, 6/01/32 - AMBAC Insured

        1,000   San Jose Redevelopment Agency, California, Tax Allocation              8/15 at 100.00         AAA           946,810
                 Bonds, Merged Project Area, Series 2005A, 5.000%, 8/01/28 -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       39,415   Total Tax Obligation/Limited                                                                             37,454,819
------------------------------------------------------------------------------------------------------------------------------------


                                       63

NKX
Nuveen Insured California Tax-Free Advantage Municipal Fund (continued)
Portfolio of INVESTMENTS February 29, 2008 (Unaudited)
    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                TRANSPORTATION - 10.2% (7.1% OF TOTAL INVESTMENTS)

$       5,480   Bay Area Governments Association, California, BART SFO                 8/12 at 100.00         AAA       $ 5,294,173
                 Extension, Airport Premium Fare Revenue Bonds, Series 2002A,
                 5.000%, 8/01/26 - AMBAC Insured

        2,000   Foothill/Eastern Transportation Corridor Agency, California,           1/10 at 100.00        BBB-         1,645,420
                 Toll Road Revenue Bonds, Series 1995A, 5.000%, 1/01/35

        1,300   San Francisco Airports Commission, California, Revenue Bonds,          5/10 at 101.00          A1         1,256,294
                 San Francisco International Airport, Second Series 2000,
                 Issue 26B, 5.000%, 5/01/25 - FGIC Insured

------------------------------------------------------------------------------------------------------------------------------------
        8,780   Total Transportation                                                                                      8,195,887
------------------------------------------------------------------------------------------------------------------------------------


                U.S. GUARANTEED - 26.7% (18.7% OF TOTAL INVESTMENTS) (4)

        1,000   Berryessa Union School District, Santa Clara County, California,       8/12 at 100.00         AAA         1,072,070
                 General Obligation Bonds, Series 2003C, 5.000%, 8/01/21
                 (Pre-refunded 8/01/12) - FSA Insured

        1,000   California Health Facilities Financing Authority, Revenue Bonds,      11/08 at 101.00         AAA         1,027,410
                 UCSF - Stanford Healthcare, Series 1998A, 5.000%, 11/15/31
                 (Pre-refunded 11/15/08) - FSA Insured

                California State, General Obligation Bonds, Series 2002:
        1,290    5.000%, 4/01/27 (Pre-refunded 4/01/12) - AMBAC Insured                4/12 at 100.00         AAA         1,378,559
        2,945    5.250%, 4/01/30 (Pre-refunded 4/01/12) - XLCA Insured                 4/12 at 100.00      A1 (4)         3,175,181

          500   California, General Obligation Bonds, Series 2004,                     4/14 at 100.00      A+ (4)           544,590
                 5.250%, 4/01/34 (Pre-refunded 4/01/14)

        1,625   Golden State Tobacco Securitization Corporation, California,           6/13 at 100.00         AAA         1,932,223
                 Tobacco Settlement Asset-Backed Revenue Bonds,
                 Series 2003A-2, 7.900%, 6/01/42 (Pre-refunded 6/01/13)

                Hacienda La Puente Unified School District, Los Angeles County,
                California, General Obligation Bonds, Series 2003B:
        4,500    5.000%, 8/01/26 (Pre-refunded 8/01/13) - FSA Insured                  8/13 at 100.00         AAA         4,849,740
        2,030    5.000%, 8/01/27 (Pre-refunded 8/01/13) - FSA Insured                  8/13 at 100.00         AAA         2,187,772

        1,260   Rancho Mirage Joint Powers Financing Authority, California,            7/14 at 100.00      A3 (4)         1,415,408
                 Revenue Bonds, Eisenhower Medical Center, Series 2004,
                 5.875%, 7/01/26 (Pre-refunded 7/01/14)

        1,220   San Jose Redevelopment Agency, California, Tax Allocation              8/10 at 101.00         AAA         1,291,687
                 Bonds, Merged Area Redevelopment Project, Series 2002,
                 5.000%, 8/01/32 (Pre-refunded 8/01/10) - MBIA Insured

        2,390   Solano County, California, Certificates of Participation,             11/12 at 100.00         AAA         2,589,947
                 Series 2002, 5.250%, 11/01/24 (Pre-refunded 11/01/12) -
                 MBIA Insured

------------------------------------------------------------------------------------------------------------------------------------
       19,760   Total U.S. Guaranteed                                                                                    21,464,587
------------------------------------------------------------------------------------------------------------------------------------


                UTILITIES - 6.9% (4.8% OF TOTAL INVESTMENTS)

        1,000   Anaheim Public Finance Authority, California, Second Lien             10/14 at 100.00         AAA         1,017,490
                 Electric Distribution Revenue Bonds, Series 2004,
                 5.250%, 10/01/21 - MBIA Insured

          945   Long Beach Bond Finance Authority, California, Natural Gas               No Opt. Call          A1           848,553
                 Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37

        3,055   Los Angeles Department of Water and Power, California,                 7/11 at 100.00         AAA         3,106,904
                 Power System Revenue Bonds, Series 2001A-1,
                 5.250%, 7/01/22 - FSA Insured

          275   Los Angeles Department of Water and Power, California,                 7/13 at 100.00         AAA           276,966
                 Power System Revenue Bonds, Series 2003A-2,
                 5.000%, 7/01/21 - MBIA Insured

          310   Merced Irrigation District, California, Electric System Revenue        9/15 at 100.00          A-           289,351
                 Bonds, Series 2005, 5.125%, 9/01/31 - XLCA Insured

------------------------------------------------------------------------------------------------------------------------------------
        5,585   Total Utilities                                                                                           5,539,264
------------------------------------------------------------------------------------------------------------------------------------


                WATER AND SEWER - 14.3% (10.0% OF TOTAL INVESTMENTS)

        1,000   Castaic Lake Water Agency, California, Certificates of                 8/16 at 100.00         AAA           936,670
                 Participation, Series 2006C, 5.000%, 8/01/36 - MBIA Insured

          750   Fortuna Public Finance Authority, California, Water Revenue           10/16 at 100.00         AAA           718,088
                 Bonds, Series 2006, 5.000%, 10/01/36 - FSA Insured

          215   Healdsburg Public Financing Authority, California, Wastewater          4/16 at 100.00         AAA           203,222
                 Revenue Bonds, Series 2006, 5.000%, 4/01/36 - MBIA Insured


                                       64

    PRINCIPAL                                                                           OPTIONAL CALL
 AMOUNT (000)   DESCRIPTION (1)                                                         PROVISIONS (2)    RATINGS (3)         VALUE
------------------------------------------------------------------------------------------------------------------------------------
                WATER AND SEWER (continued)

$         895   Manteca Financing Authority, California, Sewerage Revenue             12/13 at 100.00         Aaa      $   901,739
                 Bonds, Series 2003B, 5.000%, 12/01/33 - MBIA Insured

          170   Marina Coast Water District, California, Enterprise Certificate        6/16 at 100.00         AAA           157,437
                 of Participation, Series 2006, 5.000%, 6/01/31 - MBIA Insured

          370   Sacramento County Sanitation District Financing Authority,             6/16 at 100.00          AA           350,549
                 California, Revenue Bonds, Series 2006, 5.000%, 12/01/36 -
                 FGIC Insured

                San Diego Public Facilities Financing Authority, California,
                Subordinate Lien Water Revenue Bonds, Series 2002:
        3,000    5.000%, 8/01/22 - MBIA Insured                                        8/12 at 100.00         AAA         3,006,960
        2,500    5.000%, 8/01/23 - MBIA Insured                                        8/12 at 100.00         AAA         2,494,575

        1,180   South Feather Water and Power Agency, California,                      4/13 at 100.00         BBB         1,155,692
                 Water Revenue Certificates of Participation, Solar Photovoltaic
                 Project, Series 2003, 5.375%, 4/01/24

        1,600   Sunnyvale Financing Authority, California, Water and                  10/11 at 100.00         AAA         1,556,512
                 Wastewater Revenue Bonds, Series 2001, 5.000%, 10/01/26 -
                 AMBAC Insured

------------------------------------------------------------------------------------------------------------------------------------
       11,680   Total Water and Sewer                                                                                    11,481,444
------------------------------------------------------------------------------------------------------------------------------------
$     119,090   Total Investments (cost $117,922,767) - 143.2%                                                          114,906,050
=============-----------------------------------------------------------------------------------------------------------------------
                Other Assets Less Liabilities - 12.9%                                                                    10,344,122
                --------------------------------------------------------------------------------------------------------------------
                Preferred Shares, at Liquidation Value - (56.1)% (5)                                                    (45,000,000)
                --------------------------------------------------------------------------------------------------------------------
                Net Assets Applicable to Common Shares - 100%                                                          $ 80,250,172
                ====================================================================================================================

                    As of February 29, 2008, at least 80% of the Fund's net assets (including net assets attributable to Preferred shares) are invested in municipal securities that are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance which ensures the timely payment of principal and interest. Up to 20% of the Fund's net assets (including net assets attributable to Preferred shares) may be invested in municipal securities that are (i) either backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities (also ensuring the timely payment of principal and interest), or
                    (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, Standard & Poor's or Fitch) or unrated but judged to be of comparable quality by the Adviser.

               (1) All percentages shown in the Portfolio of Investments are based on net assets applicable to Common shares unless otherwise noted.

               (2) Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

               (3) Ratings: Using the higher of Standard & Poor's Group ("Standard & Poor's") or Moody's Investor Service, Inc. ("Moody's") rating. Ratings below BBB by Standard & Poor's or Baa by Moody's are considered to be below investment grade.

                    The Portfolio of Investments reflects the ratings on certain bonds insured by AMBAC, FGIC, MBIA and XLCA as of February 29, 2008. Subsequent to February 29, 2008, at least one rating agency reduced the rating for AMBAC-insured bonds to AA and at least one rating agency further reduced the ratings for FGIC-insured and XLCA-insured bonds. As of February 29, 2008, one or more rating agencies have placed each of these insurers on "negative credit watch", which may presage one or more rating reductions for such insurer or insurers in the future. If one or more insurers' ratings are reduced by these rating agencies, it would likely reduce the effective rating of many of the bonds insured by that insurer or insurers.

               (4) Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

               (5) Preferred Shares, at Liquidation Value as a percentage of total investments is (39.2)%.

              (IF)  Inverse floating rate investment.

                                 See accompanying notes to financial statements.

Statement of
ASSETS & LIABILITIES
                                                   February 29, 2008 (Unaudited)

                                                                                         INSURED
                                                                        INSURED       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                     CALIFORNIA          PREMIUM           PREMIUM         DIVIDEND
                                                                 PREMIUM INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $132,991,181, $282,997,557,
   $119,762,657 and $541,177,540, respectively)                    $134,923,830     $276,839,511      $117,151,339     $527,806,322
Cash                                                                    774,867        1,171,979           311,608               --
Receivables:
   Interest                                                           2,375,186        3,771,044         1,634,365        8,267,497
   Investments sold                                                          --        1,986,719         2,458,440       11,471,191
Other assets                                                                682           28,359             6,496           44,542
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     138,074,565      283,797,612       121,562,248      547,589,552
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                               --               --                --        3,750,392
Floating rate obligations                                                    --       16,845,000         2,352,000       41,488,000
Unrealized depreciation on forward swaps                                     --               --                --               --
Accrued expenses:
   Management fees                                                       72,285          139,356            62,769          216,074
   Other                                                                 24,487           53,879            24,797           87,052
Common share dividends payable                                          340,021          612,939           286,218        1,372,011
Preferred share dividends payable                                        16,107           22,868            19,814          161,701
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                    452,900       17,674,042         2,745,598       47,075,230
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                               45,000,000       95,000,000        43,000,000      175,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $ 92,621,665     $171,123,570      $ 75,816,650     $325,514,322
====================================================================================================================================
Common shares outstanding                                             6,459,832       12,716,370         5,775,188       23,480,254
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      14.34          $ 13.46           $ 13.13          $ 13.86
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $     64,598     $    127,164      $     57,752     $    234,803
Paid-in surplus                                                      89,426,693      176,228,128        78,312,045      333,587,814
Undistributed (Over-distribution of) net investment income               74,294           20,209              (441)        (780,177)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                        1,123,431          906,115            58,612        5,843,100
Net unrealized appreciation (depreciation ) of investments
   and derivative transactions                                        1,932,649       (6,158,046)       (2,611,318)     (13,371,218)
====================================================================================================================================
Net assets applicable to Common shares                             $ 92,621,665     $171,123,570      $ 75,816,650     $325,514,322
====================================================================================================================================
Authorized shares:
   Common                                                           200,000,000      200,000,000         Unlimited        Unlimited
   Preferred                                                          1,000,000        1,000,000         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investments, at value (cost $323,838,894, $510,361,532,
   $331,770,845 and $117,922,767, respectively)                    $319,068,707     $491,521,335      $327,094,537     $114,906,050
Cash                                                                         --               --            35,259           32,102
Receivables:
   Interest                                                           4,353,689        7,598,916         4,070,905        1,428,455
   Investments sold                                                       5,150        7,877,258                --        9,287,440
Other assets                                                             24,237           46,590            23,604              639
------------------------------------------------------------------------------------------------------------------------------------
   Total assets                                                     323,451,783      507,044,099       331,224,305      125,654,686
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
Cash overdraft                                                          189,568          978,218                --               --
Floating rate obligations                                             6,171,000               --                --               --
Unrealized depreciation on forward swaps                                     --        2,677,814                --               --
Accrued expenses:
   Management fees                                                      111,230          175,615           102,786           41,149
   Other                                                                 59,631           83,554            64,000           24,552
Common share dividends payable                                          821,429        1,359,786           871,629          333,256
Preferred share dividends payable                                        56,899           54,631           113,873            5,557
------------------------------------------------------------------------------------------------------------------------------------
   Total liabilities                                                  7,409,757        5,329,618         1,152,288          404,514
------------------------------------------------------------------------------------------------------------------------------------
Preferred shares, at liquidation value                              110,000,000      187,000,000       118,000,000       45,000,000
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common shares                             $206,042,026     $314,714,481      $212,072,017     $ 80,250,172
====================================================================================================================================
Common shares outstanding                                            14,797,422       24,132,334        15,286,005        5,886,022
====================================================================================================================================
Net asset value per Common share outstanding
   (net assets applicable to Common shares,
   divided by Common shares outstanding)                           $      13.92     $      13.04      $      13.87     $      13.63
====================================================================================================================================

NET ASSETS APPLICABLE TO COMMON SHARES CONSIST OF:
------------------------------------------------------------------------------------------------------------------------------------
Common shares, $.01 par value per share                            $    147,974     $    241,323      $    152,860     $     58,860
Paid-in surplus                                                     210,153,559      342,811,267       217,031,715       83,041,770
Undistributed (Over-distribution of) net investment income             (382,833)        (405,676)         (334,367)         (41,041)
Accumulated net realized gain (loss) from investments
   and derivative transactions                                          893,513       (6,414,422)         (101,883)         207,300
Net unrealized appreciation (depreciation) of investments
   and derivative transactions                                       (4,770,187)     (21,518,011)       (4,676,308)      (3,016,717)
====================================================================================================================================
Net assets applicable to Common shares                             $206,042,026     $314,714,481      $212,072,017     $ 80,250,172
====================================================================================================================================
Authorized shares:
   Common                                                             Unlimited        Unlimited         Unlimited        Unlimited
   Preferred                                                          Unlimited        Unlimited         Unlimited        Unlimited
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
OPERATIONS
                                  Six Months Ended February 29, 2008 (Unaudited)
                                                                                         INSURED
                                                                        INSURED       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                     CALIFORNIA          PREMIUM           PREMIUM         DIVIDEND
                                                                 PREMIUM INCOME         INCOME 2            INCOME        ADVANTAGE
                                                                          (NPC)            (NCL)             (NCU)            (NAC)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                    $3,584,184      $ 7,001,803        $3,171,644      $13,819,183
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                         453,828          879,042           395,281        1,623,491
Preferred shares - auction fees                                          56,096          118,424            53,603          218,151
Preferred shares - dividend disbursing agent fees                         4,959            9,936             4,975            9,936
Shareholders' servicing agent fees and expenses                           3,956            6,909             2,933            2,134
Interest expense on floating rate obligations                                --           23,204            39,249          209,149
Custodian's fees and expenses                                            25,407           34,118            12,584           75,773
Directors'/Trustees' fees and expenses                                    1,702            3,115             1,392            5,191
Professional fees                                                         7,169            9,653             4,617            8,732
Shareholders' reports - printing and mailing expenses                     9,187           21,853             6,953           28,220
Stock exchange listing fees                                               4,811            4,799               244            4,867
Investor relations expense                                                5,357           10,294             4,803           17,977
Other expenses                                                            7,368           10,489             7,810           13,502
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement    579,840        1,131,836           534,444        2,217,123
   Custodian fee credit                                                  (6,439)          (5,099)           (4,040)         (21,017)
   Expense reimbursement                                                     --               --                --         (262,928)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                            573,401        1,126,737           530,404        1,933,178
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 3,010,783        5,875,066         2,641,240       11,886,005
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                          336,770          688,647           148,069        2,479,066
   Forward swaps                                                        863,429          856,758           239,634        4,168,843
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                       (5,193,844)    (14,309,221)        (5,832,004)     (28,481,675)
   Forward swaps                                                       (364,728)       (656,230)             1,018       (2,275,676)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (4,358,373)    (13,420,046)        (5,443,283)     (24,109,442)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                             (750,163)     (1,592,995)          (727,162)      (3,022,277)
From accumulated net realized gains                                     (25,344)             --                 --         (260,925)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                        (775,507)     (1,592,995)          (727,162)      (3,283,202)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $(2,123,097)   $ (9,137,975)       $(3,529,205)    $(15,506,639)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                                                                                           INSURED          INSURED
                                                                     CALIFORNIA       CALIFORNIA        CALIFORNIA       CALIFORNIA
                                                                       DIVIDEND         DIVIDEND          DIVIDEND         TAX-FREE
                                                                    ADVANTAGE 2      ADVANTAGE 3         ADVANTAGE        ADVANTAGE
                                                                          (NVX)            (NZH)             (NKL)            (NKX)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME                                                   $ 8,427,602      $13,730,317       $ 8,702,981       $3,194,640
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
Management fees                                                       1,026,137        1,639,606         1,082,409          415,978
Preferred shares - auction fees                                         137,122          233,109           147,096           56,096
Preferred shares - dividend disbursing agent fees                         9,927            9,954             9,926            4,982
Shareholders' servicing agent fees and expenses                             916            1,556               995              430
Interest expense on floating rate obligations                           102,979            5,181                --               --
Custodian's fees and expenses                                            53,276           64,043            65,813           29,790
Directors'/Trustees' fees and expenses                                    3,054            5,948             4,115            1,412
Professional fees                                                         8,048           11,808             9,332            4,525
Shareholders' reports - printing and mailing expenses                    16,216           24,142            17,281            8,139
Stock exchange listing fees                                                 626            1,021               647              249
Investor relations expense                                               11,598           18,028            12,162            4,812
Other expenses                                                           11,280           14,944            10,466            5,464
------------------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and
   expense reimbursement                                              1,381,179        2,029,340         1,360,242          531,877
   Custodian fee credit                                                 (13,373)         (24,181)          (14,510)         (10,165)
   Expense reimbursement                                               (329,183)        (553,203)         (434,570)        (183,774)
------------------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          1,038,623        1,451,956           911,162          337,938
------------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                 7,388,979       12,278,361         7,791,819        2,856,702
------------------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
   Investments                                                           26,877       (1,357,951)          812,849          897,999
   Forward swaps                                                      1,314,381               --           731,015          128,891
   Futures                                                                   --         (291,364)               --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (12,507,608)     (25,890,522)      (17,099,516)      (5,984,653)
   Forward swaps                                                       (396,451)      (2,024,955)          (24,419)         (12,888)
------------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                             (11,562,801)     (29,564,792)      (15,580,071)      (4,970,651)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREHOLDERS
From net investment income                                           (1,973,796)      (3,262,301)       (2,110,558)        (704,723)
From accumulated net realized gains                                          --               --          (116,419)              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to Common shares
   from distributions to Preferred shareholders                      (1,973,796)      (3,262,301)       (2,226,977)        (704,723)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets applicable to Common shares
   from operations                                                  $ (6,147,618)   $(20,548,732)     $(10,015,229)     $(2,818,672)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (Unaudited)

                                       INSURED CALIFORNIA                 INSURED CALIFORNIA                     CALIFORNIA
                                      PREMIUM INCOME (NPC)              PREMIUM INCOME 2 (NCL)              PREMIUM INCOME (NCU)
                                 -----------------------------       ----------------------------       ----------------------------
                                  SIX MONTHS                          SIX MONTHS                         SIX MONTHS
                                       ENDED        YEAR ENDED             ENDED       YEAR ENDED             ENDED      YEAR ENDED
                                     2/29/08           8/31/07           2/29/08          8/31/07           2/29/08         8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income            $ 3,010,783       $ 5,834,849       $ 5,875,066     $ 11,372,772       $ 2,641,240     $ 5,169,371
Net realized gain (loss) from:
   Investments                       336,770           132,902           688,647          (30,877)          148,069        (251,856)
   Forward swaps                     863,429           159,600           856,758          419,200           239,634         (57,143)
   Futures                                --                --                --               --                --              --
Change in net
   unrealized appreciation
   (depreciation) of:
   Investments                    (5,193,844)       (2,928,553)      (14,309,221)      (6,140,606)       (5,832,004)     (2,648,488)
   Forward swaps                    (364,728)           35,238          (656,230)        (181,996)            1,018          (1,018)
   Futures                                --                --                --               --                --              --
Distributions to
   Preferred shareholders:
   From net investment income       (750,163)       (1,373,537)       (1,592,995)      (3,120,823)         (727,162)     (1,400,856)
   From accumulated net
      realized gains                 (25,344)         (118,110)               --               --                --         (50,482)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                (2,123,097)        1,742,389        (9,137,975)       2,317,670        (3,529,205)        759,528
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (2,345,056)       (4,725,196)       (4,081,954)      (8,545,402)       (1,853,834)     (3,863,107)
From accumulated net realized gains  (86,562)         (486,696)               --               --                --        (177,846)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
   applicable to Common shares
   from distributions to
   Common shareholders            (2,431,618)       (5,211,892)       (4,081,954)      (8,545,402)       (1,853,834)      (4,040,953
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --            65,214                --               --                --          14,098
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --            65,214                --               --                --          14,098
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets
   applicable to Common shares    (4,554,715)       (3,404,289)      (13,219,929)      (6,227,732)       (5,383,039)     (3,267,327)
Net assets applicable to Common
   shares at the beginning
   of period                      97,176,380       100,580,669       184,343,499      190,571,231        81,199,689      84,467,016
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period   $92,621,665      $ 97,176,380      $171,123,570     $184,343,499       $75,816,650     $81,199,689
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period          $    74,294      $    158,730      $     20,209     $   (179,908)      $      (441)    $   (60,685)
====================================================================================================================================

                                 See accompanying notes to financial statements.

                                          CALIFORNIA                           CALIFORNIA                         CALIFORNIA
                                   DIVIDEND ADVANTAGE (NAC)            DIVIDEND ADVANTAGE 2 (NVX)         DIVIDEND ADVANTAGE 3 (NZH)
                                 -----------------------------       ----------------------------       ----------------------------
                                  SIX MONTHS                          SIX MONTHS                         SIX MONTHS
                                       ENDED        YEAR ENDED             ENDED       YEAR ENDED             ENDED      YEAR ENDED
                                     2/29/08           8/31/07           2/29/08          8/31/07           2/29/08         8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income           $ 11,886,005      $ 23,391,916       $ 7,388,979     $ 14,244,418      $ 12,278,361    $ 23,582,231
Net realized gain (loss) from:
   Investments                     2,479,066         1,330,465            26,877         (394,576)       (1,357,951)     (1,177,206)
   Forward swaps                   4,168,843          (824,000)        1,314,381          352,500                --        (401,000)
   Futures                                --            29,877                --               --          (291,364)             --
Change in net
   unrealized appreciation
   (depreciation) of:
   Investments                   (28,481,675)      (14,848,472)      (12,507,608)      (8,830,002)      (25,890,522)    (15,582,514)
   Forward swaps                  (2,275,676)        1,437,247          (396,451)        (351,758)       (2,024,955)       (652,859)
   Futures                                --           (27,339)               --               --                --              --
Distributions to
   Preferred shareholders:
   From net investment income     (3,022,277)       (5,740,999)       (1,973,796)      (3,680,820)       (3,262,301)     (6,425,421)
   From accumulated
      net realized gains            (260,925)         (310,662)               --               --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations               (15,506,639)        4,438,033        (6,147,618)       1,339,762       (20,548,732)       (656,769)
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income        (8,664,213)      (18,656,213)       (5,142,104)     (11,272,438)       (8,542,844)    (18,308,241)
From accumulated net
   realized gains                   (838,245)       (1,250,132)               --               --                --              --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from
   distributions to
   Common shareholders            (9,502,458)      (19,906,345)       (5,142,104)     (11,272,438)       (8,542,844)    (18,308,241)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions          --           475,567                --          104,551                --         298,310
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions             --           475,567                --          104,551                --         298,310
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)
   in net assets applicable
   to Common shares              (25,009,097)      (14,992,745)      (11,289,722)      (9,828,125)      (29,091,576)    (18,666,700)
Net assets applicable to Common
   shares at the beginning
   of period                     350,523,419       365,516,164       217,331,748      227,159,873       343,806,057     362,472,757
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period  $325,514,322      $350,523,419      $206,042,026     $217,331,748      $314,714,481    $343,806,057
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period         $   (780,177)     $   (979,692)     $   (382,835)    $   (655,912)     $   (405,676)   $   (878,892)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of
CHANGES in NET ASSETS (continued) (Unaudited)

                                                                         INSURED CALIFORNIA                 INSURED CALIFORNIA
                                                                      DIVIDEND ADVANTAGE (NKL)           TAX-FREE ADVANTAGE (NKX)
                                                                    ----------------------------       -----------------------------
                                                                     SIX MONTHS                        SIX MONTHS
                                                                          ENDED       YEAR ENDED             ENDED       YEAR ENDED
                                                                        2/29/08          8/31/07           2/29/08          8/31/07
------------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
Net investment income                                              $  7,791,819     $ 15,395,108       $ 2,856,702      $ 5,654,749
Net realized gain (loss) from:
   Investments                                                          812,849          653,722           897,999           91,706
   Forward swaps                                                        731,015         (200,000)          128,891          (57,143)
   Futures                                                                   --               --                --               --
Change in net unrealized appreciation (depreciation) of:
   Investments                                                      (17,099,516)      (8,944,129)       (5,984,653)      (2,767,618)
   Forward swaps                                                        (24,419)          24,419           (12,888)          12,888
   Futures                                                                   --               --                --               --
Distributions to Preferred shareholders:
   From net investment income                                        (2,110,558)      (4,037,528)         (704,723)      (1,431,890)
   From accumulated net realized gains                                 (116,419)         (10,666)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares
   from operations                                                  (10,015,229)       2,880,926        (2,818,672)       1,502,692
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREHOLDERS
From net investment income                                           (5,495,318)     (11,778,209)       (2,083,514)      (4,166,045)
From accumulated net realized gains                                    (340,878)         (39,709)               --               --
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets applicable to
   Common shares from distributions to
   Common shareholders                                               (5,836,196)     (11,817,918)       (2,083,514)      (4,166,045)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
Net proceeds from Common shares
   issued to shareholders due to
   reinvestment of distributions                                             --          335,845             8,695           32,211
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares from
   capital share transactions                                                --          335,845             8,695           32,211
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   applicable to Common shares                                      (15,851,425)      (8,601,147)       (4,893,491)      (2,631,142)
Net assets applicable to Common
   shares at the beginning of period                                227,923,442      236,524,589        85,143,663       87,774,805
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Common
   shares at the end of period                                     $212,072,017     $227,923,442       $80,250,172      $85,143,663
====================================================================================================================================
Undistributed (Over-distribution of)
   net investment income
   at the end of period                                            $   (334,367)    $   (520,310)      $   (41,041)     $  (109,506)
====================================================================================================================================

                                 See accompanying notes to financial statements.

Notes to
FINANCIAL STATEMENTS (Unaudited)



1. GENERAL INFORMATION AND SIGNIFICANT ACCOUNTING POLICIES

The funds covered in this report and their corresponding Common share stock exchange symbols are Nuveen Insured California Premium Income Municipal Fund, Inc. (NPC), Nuveen Insured California Premium Income Municipal Fund 2, Inc.
(NCL), Nuveen California Premium Income Municipal Fund (NCU), Nuveen California Dividend Advantage Municipal Fund (NAC), Nuveen California Dividend Advantage Municipal Fund 2 (NVX), Nuveen California Dividend Advantage Municipal Fund 3
(NZH), Nuveen Insured California Dividend Advantage Municipal Fund (NKL) and Nuveen Insured California Tax-Free Advantage Municipal Fund (NKX) (collectively, the "Funds"). Common shares of Insured California Premium Income (NPC), Insured California Premium Income 2 (NCL) and California Dividend Advantage (NAC) are traded on the New York Stock Exchange while Common shares of California Premium Income (NCU), California Dividend Advantage 2 (NVX), California Dividend Advantage 3 (NZH), Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) are traded on the American Stock Exchange. The Funds are registered under the Investment Company Act of 1940, as amended, as closed-end management investment companies.

Each Fund seeks to provide current income exempt from both regular federal and California state income taxes, and in the case of Insured California Tax-Free Advantage (NKX) the alternative minimum tax applicable to individuals, by investing primarily in a diversified portfolio of municipal obligations issued by state and local government authorities within the state of California or certain U.S. territories.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles.

Investment Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Directors/Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service may establish fair value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers, evaluations of anticipated cash flows or collateral and general market conditions. Prices of forward swap contracts are also provided by an independent pricing service approved by each Fund's Board of Directors/Trustees. Futures contracts are valued using the closing settlement price, or in the absence or such a price, at the mean of the bid and asked prices. If the pricing service is unable to supply a price for a municipal bond, forward swap or futures contract, each Fund may use market quotes provided by major broker/dealers in such investments. If it is determined that the market price for an investment or derivative instrument is unavailable or inappropriate, the Board of Directors/Trustees of the Funds, or its designee, may establish fair value in accordance with procedures established in good faith by the Board of Directors/Trustees. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At February 29, 2008, there were no such outstanding purchase commitments in any of the Funds.

Investment Income

Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore,

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

Effective February 29, 2008, the Funds adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the affirmative evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., a greater than 50-percent likelihood) of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold may result in a tax benefit or expense in the current year.

Implementation of FIN 48 required management of the Funds to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions, which includes federal and certain states. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). The Funds have no examinations in progress.

For all open tax years and all major taxing jurisdictions through the end of the reporting period, management of the Funds has reviewed all tax positions taken or expected to be taken in the preparation of the Funds' tax returns and concluded the adoption of FIN 48 resulted in no impact to the Funds' net assets or results of operations as of and during the six months ended February 29, 2008.

The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Common Shareholders

Dividends from tax-exempt net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to Common shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles.

Preferred Shares

The Funds have issued and outstanding Preferred shares, $25,000 stated value per share, as a means of effecting financial leverage. Each Fund's Preferred shares are issued in one or more Series. The dividend rate paid by the Funds on each Series is determined every seven days, pursuant to a dutch auction process overseen by the auction agent, and is payable at the end of each rate period. The number of Preferred shares outstanding, by Series and in total, for each Fund is as follows:

                                  INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                  PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                   INCOME     INCOME 2       INCOME    ADVANTAGE
                                    (NPC)        (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Number of shares:
   Series M                            --           --        1,720           --
   Series T                         1,800        1,900           --           --
   Series TH                           --        1,900           --        3,500
   Series F                            --           --           --        3,500
--------------------------------------------------------------------------------
Total                               1,800        3,800        1,720        7,000
================================================================================

                                                            INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                              ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                    (NVX)        (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Number of shares:
   Series M                         2,200        3,740           --           --
   Series T                            --           --        2,360           --
   Series TH                           --        3,740           --        1,800
   Series F                         2,200           --        2,360           --
--------------------------------------------------------------------------------
Total                               4,400        7,480        4,720        1,800
================================================================================

Insurance

During the six months ended February 29, 2008, Insured California Premium Income
(NPC) and Insured California Premium Income 2 (NCL) invested only in municipal securities which were either covered by insurance or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest.

During the six months ended February 29, 2008, Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) invested at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that were covered by insurance. Each Fund may have also invested up to 20% of its net assets (including net assets attributable to Preferred shares) in municipal securities which were either (i) backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, or (ii) rated, at the time of investment, within the four highest grades (Baa or BBB or better by Moody's, S&P or Fitch) or unrated but judged to be of comparable quality by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen").

Effective March 20, 2008, pursuant to action taken by the Funds' Board of Directors/Trustees, under normal circumstances, Insured California Dividend Advantage (NKL) and Insured California Tax-Free Advantage (NKX) must invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. For purposes of this 80% test, insurers must have a claims paying ability rated at least A at the time of purchase. In addition, each Fund must invest at least 80% of their net assets (including net assets attributable to Preferred shares) in municipal securities that are rated at least AA at the time of purchase. Each Fund may also invest up to 20% of their net assets (including net assets attributable to Preferred shares) in municipal securities rated below AA (based on the higher rating of the insurer, if any, or the underlying bond) or are unrated but judged to be of comparable quality by the Adviser.

The foregoing policy changes will be implemented in Insured California Premium Income (NPC) and Insured California Premium Income 2 (NCL) pending shareholder approval.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Funds' Common shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Funds ultimately dispose of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Funds. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the Common share net asset value of the Funds include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Funds the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Inverse Floating Rate Securities

Each Fund may invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond's par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an "inverse floater") that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond's downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond's value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an "externally-deposited inverse floater"), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a "self-deposited inverse floater"). A Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a "recourse trust" or "credit recovery

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



swap") with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates, as well as any shortfalls in interest cash flows. The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as an "Inverse floating rate investment". An investment in a self-deposited inverse floater, recourse trust or credit recovery swap is accounted for as a financing transaction in accordance with Statement of Financial Accounting Standards (SFAS) No. 140 "Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities". In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as an "Underlying bond of an inverse floating rate trust", with the Fund accounting for the short-term floating rate certificates issued by the trust as "Floating rate obligations" on the Statement of Assets and Liabilities. In addition, the Fund reflects in Investment Income the entire earnings of the underlying bond and accounts for the related interest paid to the holders of the short-term floating rate certificates as "Interest expense on floating rate obligations" in the Statement of Operations.

During the six months ended February 29, 2008, each Fund invested in externally deposited inverse floaters and/or self-deposited inverse floaters.

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters during the six months ended February 29, 2008, were as follows:

                                                                    INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM      PREMIUM      PREMIUM     DIVIDEND
                                                                     INCOME     INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                        --   $1,480,879   $2,352,000  $12,702,505
Average annual interest rate and fees                                    --        3.15%        3.36%        3.31%
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                      (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Average floating rate obligations                                $6,171,000     $261,429           --           --
Average annual interest rate and fees                                 3.36%        3.99%           --           --
==================================================================================================================

Forward Swap Transactions

Each Fund is authorized to invest in forward interest rate swap transactions. Each Fund's use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund's interest rate sensitivity with that of the broader municipal market. Forward interest rate swap transactions involve each Fund's agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the "effective date"). The amount of the payment obligation is based on the notional amount of the forward swap contract and the termination date of the swap (which is akin to a bond's maturity). The value of the Fund's swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap's termination date increases or decreases. The Funds may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination. To reduce such credit risk, all counterparties are required to pledge collateral daily (based on the daily valuation of each swap) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when any of the Funds have an unrealized loss on a swap contract, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the swap valuations fluctuate, either up or down, by at least the predetermined threshold amount. California Dividend Advantage 3 (NZH) was the only Fund to invest in forward interest rate swap transactions during the six months ended February 29, 2008.

Futures Contracts

Each Fund is authorized to invest in futures contracts. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized in the Statement of Assets and Liabilities. Additionally, the Statement of Assets and Liabilities reflects a receivable or payable for the variation margin when applicable. California Dividend Advantage 3 (NZH) was the only Fund to invest in futures contracts during the six months ended February 29, 2008.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. Such securities are included in the Portfolios of Investments with a 0.000% coupon rate in their description. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Funds' organizational documents, their Officers and Directors/Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that provide general indemnifications to other parties. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets applicable to Common shares from operations during the reporting period. Actual results may differ from those estimates.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



2. FUND SHARES

Transactions in Common shares were as follows:

                                         INSURED CALIFORNIA         INSURED CALIFORNIA            CALIFORNIA
                                        PREMIUM INCOME (NPC)      PREMIUM INCOME 2 (NCL)     PREMIUM INCOME (NCU)
                                      ------------------------   -----------------------   -----------------------
                                      SIX MONTHS          YEAR   SIX MONTHS         YEAR   SIX MONTHS         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         2/29/08       8/31/07      2/29/08      8/31/07      2/29/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions       --         4,166           --           --           --          972
==================================================================================================================
                                         CALIFORNIA DIVIDEND        CALIFORNIA DIVIDEND       CALIFORNIA DIVIDEND
                                           ADVANTAGE (NAC)           ADVANTAGE 2 (NVX)         ADVANTAGE 3 (NZH)
                                      ------------------------   -----------------------   -----------------------
                                      SIX MONTHS          YEAR   SIX MONTHS         YEAR   SIX MONTHS         YEAR
                                           ENDED         ENDED        ENDED        ENDED        ENDED        ENDED
                                         2/29/08       8/31/07      2/29/08      8/31/07      2/29/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions       --        29,993           --        6,762           --       19,501
==================================================================================================================
                                                                          INSURED                   INSURED
                                                                    CALIFORNIA DIVIDEND       CALIFORNIA TAX-FREE
                                                                      ADVANTAGE (NKL)           ADVANTAGE (NKX)
                                                                 -----------------------   -----------------------
                                                                 SIX MONTHS         YEAR   SIX MONTHS         YEAR
                                                                      ENDED        ENDED        ENDED        ENDED
                                                                    2/29/08      8/31/07      2/29/08      8/31/07
------------------------------------------------------------------------------------------------------------------
Common shares issued to shareholders
   due to reinvestment of distributions                                  --       21,450          581        2,139
==================================================================================================================

3. INVESTMENT TRANSACTIONS

Purchases and sales (including maturities but excluding short-term investments and derivative transactions) during the six months ended February 29, 2008, were as follows:

                                                                   INSURED       INSURED
                                                                CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                                    INCOME      INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)        (NCL)        (NCU)        (NAC)
------------------------------------------------------------------------------------------------------------------
Purchases                                                        $5,074,263  $20,695,318   $2,861,137  $62,722,422
Sales and maturities                                              8,120,311   21,575,086    5,404,343   69,857,789
==================================================================================================================
                                                                                              INSURED      INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                      (NVX)        (NZH)        (NKL)        (NKX)
------------------------------------------------------------------------------------------------------------------
Purchases                                                       $31,943,287  $62,036,632  $16,231,628  $ 6,157,807
Sales and maturities                                             32,123,668   79,197,160   23,513,113   18,540,077
==================================================================================================================

4. INCOME TAX INFORMATION

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate transactions subject to SFAS No.140. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts on the Statement of Assets and Liabilities presented in the annual report, based on their federal tax basis treatment; temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At February 29, 2008, the cost of investments was as follows:

                                                             INSURED         INSURED
                                                          CALIFORNIA      CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                             PREMIUM         PREMIUM        PREMIUM       DIVIDEND
                                                              INCOME        INCOME 2         INCOME      ADVANTAGE
                                                               (NPC)           (NCL)          (NCU)          (NAC)
------------------------------------------------------------------------------------------------------------------
Cost of investments                                      $133,136,676   $266,024,756   $117,339,770   $499,526,736
==================================================================================================================
                                                                                            INSURED        INSURED
                                                           CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                             DIVIDEND       DIVIDEND       DIVIDEND       TAX-FREE
                                                          ADVANTAGE 2    ADVANTAGE 3      ADVANTAGE      ADVANTAGE
                                                                (NVX)          (NZH)          (NKL)          (NKX)
------------------------------------------------------------------------------------------------------------------
Cost of investments                                      $317,999,611   $510,373,461   $333,149,615   $118,301,952
==================================================================================================================

Gross unrealized appreciation and gross unrealized depreciation of investments at February 29, 2008, were as follows:

                                                             INSURED         INSURED
                                                          CALIFORNIA      CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                             PREMIUM         PREMIUM        PREMIUM       DIVIDEND
                                                              INCOME        INCOME 2         INCOME      ADVANTAGE
                                                               (NPC)           (NCL)          (NCU)          (NAC)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $  5,757,937    $  5,317,086   $  2,257,259   $ 10,466,723
   Depreciation                                           (3,970,783)    (11,345,972)    (4,797,229)  (23,677,616)
------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                       $  1,787,154    $ (6,028,886)  $ (2,539,970)  $(13,210,893)
==================================================================================================================
                                                                                            INSURED        INSURED
                                                           CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA
                                                             DIVIDEND       DIVIDEND       DIVIDEND       TAX-FREE
                                                          ADVANTAGE 2    ADVANTAGE 3      ADVANTAGE      ADVANTAGE
                                                                (NVX)          (NZH)          (NKL)          (NKX)
------------------------------------------------------------------------------------------------------------------
Gross unrealized:
   Appreciation                                         $  9,135,887    $  8,746,883   $  4,991,670   $  1,814,455
   Depreciation                                          (14,238,418)    (27,599,009)   (11,046,748)    (5,210,357)
-------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
   of investments                                       $ (5,102,531)   $(18,852,126)  $ (6,055,078)  $ (3,395,902)
==================================================================================================================

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at August 31, 2007, the Funds' last tax year end, were as follows:

                                                                    INSURED        INSURED
                                                                 CALIFORNIA     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM        PREMIUM      PREMIUM     DIVIDEND
                                                                     INCOME       INCOME 2       INCOME    ADVANTAGE
                                                                      (NPC)          (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $520,376       $377,220     $194,292     $444,969
Undistributed net ordinary income **                                212,281          4,534           --           --
Undistributed net long-term capital gains                            16,768             --          886      294,361
====================================================================================================================
                                                                                                INSURED      INSURED
                                                                 CALIFORNIA     CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                   DIVIDEND       DIVIDEND     DIVIDEND     TAX-FREE
                                                                ADVANTAGE 2    ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                      (NVX)          (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income *                              $268,220       $585,805     $239,745     $226,861
Undistributed net ordinary income **                                     --             --           --           --
Undistributed net long-term capital gains                                --             --      456,991           --
====================================================================================================================

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on August 1, 2007, paid on September 4, 2007.

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds' last tax year ended August 31, 2007, was designated for purposes of the dividends paid deduction as follows:

                                                                     INSURED       INSURED
                                                                  CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                     PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                                                      INCOME      INCOME 2       INCOME    ADVANTAGE
                                                                       (NPC)         (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                          $6,064,156   $11,716,879   $5,291,072  $24,556,552
Distributions from net ordinary income **                             46,600            --           --          395
Distributions from net long-term capital gains                       604,806            --      228,328    1,560,803
====================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

                                                                                                INSURED      INSURED
                                                                  CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    DIVIDEND      DIVIDEND     DIVIDEND     TAX-FREE
                                                                 ADVANTAGE 2   ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                                                       (NVX)         (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income                        $15,011,893    $24,913,042  $15,884,429   $5,618,698
Distributions from net ordinary income **                                --             --           --           --
Distributions from net long-term capital gains                           --             --       50,375           --
====================================================================================================================

** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At August 31, 2007, the Funds' last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                                                    INSURED                                INSURED
                                                                 CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                                                    PREMIUM     DIVIDEND     DIVIDEND     TAX-FREE
                                                                   INCOME 2  ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE
                                                                      (NCL)        (NVX)        (NZH)        (NKX)
------------------------------------------------------------------------------------------------------------------
Expiration year:
   2009                                                            $199,461      $    --   $       --     $     --
   2010                                                             440,509           --           --           --
   2011                                                                  --           --    2,816,212      218,696
   2012                                                                  --       90,840      323,840           --
   2013                                                                  --           --           --       59,857
   2014                                                                  --           --           --       85,788
------------------------------------------------------------------------------------------------------------------
Total                                                              $639,970      $90,840   $3,140,052     $364,341
==================================================================================================================

The following Funds have elected to defer net realized losses from investments incurred from November 1, 2006 through August 31, 2007, the Funds' last tax year-end, ("post-October losses") in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year:

                                                                         INSURED
                                           CALIFORNIA    CALIFORNIA   CALIFORNIA
                                              PREMIUM      DIVIDEND     TAX-FREE
                                               INCOME   ADVANTAGE 3    ADVANTAGE
                                                (NCU)         (NZH)        (NKX)
--------------------------------------------------------------------------------
                                             $324,473    $1,599,933      $63,065
================================================================================

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



5. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund's management fee is separated into two components - a complex-level component, based on the aggregate amount of all fund assets managed by the Adviser, and a specific fund-level component, based only on the amount of assets within each individual Fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets (including net assets attributable to Preferred shares) of each Fund as follows:

                                         INSURED CALIFORNIA PREMIUM INCOME (NPC)
AVERAGE DAILY NET ASSETS               INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
(INCLUDING NET ASSETS                            CALIFORNIA PREMIUM INCOME (NCU)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For the next $3 billion                                                   .3875
For net assets over $5 billion                                            .3750
================================================================================

                                             CALIFORNIA DIVIDEND ADVANTAGE (NAC)
                                           CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
                                           CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
AVERAGE DAILY NET ASSETS             INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
(INCLUDING NET ASSETS                INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
ATTRIBUTABLE TO PREFERRED SHARES)                            FUND-LEVEL FEE RATE
--------------------------------------------------------------------------------
For the first $125 million                                                .4500%
For the next $125 million                                                 .4375
For the next $250 million                                                 .4250
For the next $500 million                                                 .4125
For the next $1 billion                                                   .4000
For net assets over $2 billion                                            .3750
================================================================================

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of February 29, 2008, the complex-level fee rate was .1869%.

Effective August 20, 2007, the complex-level fee schedule is as follows:

COMPLEX-LEVEL ASSET BREAKPOINT LEVEL (1)      EFFECTIVE RATE AT BREAKPOINT LEVEL
--------------------------------------------------------------------------------
$55 billion                                                               .2000%
$56 billion                                                               .1996
$57 billion                                                               .1989
$60 billion                                                               .1961
$63 billion                                                               .1931
$66 billion                                                               .1900
$71 billion                                                               .1851
$76 billion                                                               .1806
$80 billion                                                               .1773
$91 billion                                                               .1691
$125 billion                                                              .1599
$200 billion                                                              .1505
$250 billion                                                              .1469
$300 billion                                                              .1445
================================================================================
(1) The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to preferred stock issued by or borrowings by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Funds pay no compensation directly to those of its Directors/Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Funds from the Adviser or its affiliates. The Board of Directors/Trustees has adopted a deferred compensation plan for independent Directors/Trustees that enables Directors/Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised funds.

For the first ten years of California Dividend Advantage's (NAC) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
JULY 31,                                    JULY 31,
--------------------------------------------------------------------------------
1999*                      .30%             2005                            .25%
2000                       .30              2006                            .20
2001                       .30              2007                            .15
2002                       .30              2008                            .10
2003                       .30              2009                            .05
2004                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage (NAC) for any portion of its fees and expenses beyond July 31, 2009.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



For the first ten years of California Dividend Advantage 2's (NVX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2001*                      .30%             2007                            .25%
2002                       .30              2008                            .20
2003                       .30              2009                            .15
2004                       .30              2010                            .10
2005                       .30              2011                            .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 2 (NVX) for any portion of its fees and expenses beyond March 31, 2011.

For the first ten years of California Dividend Advantage 3's (NZH) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
SEPTEMBER 30,                               SEPTEMBER 30,
--------------------------------------------------------------------------------
2001*                      .30%             2007                            .25%
2002                       .30              2008                            .20
2003                       .30              2009                            .15
2004                       .30              2010                            .10
2005                       .30              2011                            .05
2006                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse California Dividend Advantage 3 (NZH) for any portion of its fees and expenses beyond September 30, 2011.

For the first ten years of Insured California Dividend Advantage's (NKL) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
MARCH 31,                                   MARCH 31,
--------------------------------------------------------------------------------
2002*                      .30%             2008                            .25%
2003                       .30              2009                            .20
2004                       .30              2010                            .15
2005                       .30              2011                            .10
2006                       .30              2012                            .05
2007                       .30
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Dividend Advantage
(NKL) for any portion of its fees and expenses beyond March 31, 2012.

For the first eight years of Insured California Tax-Free Advantage's (NKX) operations, the Adviser has agreed to reimburse the Fund, as a percentage of average daily net assets (including net assets attributable to Preferred shares), for fees and expenses in the amounts and for the time periods set forth below:

YEAR ENDING                                 YEAR ENDING
NOVEMBER 30,                                NOVEMBER 30,
--------------------------------------------------------------------------------
2002*                      .32%             2007                            .32%
2003                       .32              2008                            .24
2004                       .32              2009                            .16
2005                       .32              2010                            .08
2006                       .32
================================================================================
*    From the commencement of operations.

The Adviser has not agreed to reimburse Insured California Tax-Free Advantage
(NKX) for any portion of its fees and expenses beyond November 30, 2010.

Agreement and Plan of Merger

On June 20, 2007, Nuveen Investments announced that it had entered into a definitive Agreement and Plan of Merger ("Merger Agreement") with Windy City Investments, Inc. ("Windy City"), a corporation formed by investors led by Madison Dearborn Partners, LLC ("Madison Dearborn"), pursuant to which Windy City would acquire Nuveen Investments. Madison Dearborn is a private equity investment firm based in Chicago, Illinois. The merger was consummated on November 13, 2007.

The consummation of the merger was deemed to be an "assignment" (as that term is defined in the Investment Company Act of 1940) of the investment management agreement between each Fund and the Adviser, and resulted in the automatic termination of each Fund's agreement. The Board of Directors/Trustees of each Fund considered and approved a new investment management agreement with the Adviser on the same terms as the previous agreements. Each new ongoing agreement, was approved by the shareholders of each Fund and took effect on November 13, 2007.

The investors led by Madison Dearborn includes an affiliate of Merrill Lynch. As a result, Merrill Lynch is an indirect "affiliated person" (as that term is defined in the Investment Company Act of 1940) of each Fund. Certain conflicts of interest may arise as a result of such indirect affiliation. For example, the Funds are generally prohibited from entering into principal transactions with Merrill Lynch and its affiliates. The Adviser does not believe that any such prohibitions or limitations as a result of Merrill Lynch's affiliation will significantly impact the ability of the Funds to pursue their investment objectives and policies.

Notes to
FINANCIAL STATEMENTS (continued) (Unaudited)



6. NEW ACCOUNTING PRONOUNCEMENTS

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The changes to current generally accepted accounting principles from the application of this standard relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of February 29, 2008, management does not believe the adoption of SFAS No. 157 will impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements included within the Statement of Operations for the period.

Financial Accounting Standards Board Statement of Financial Accounting Standards No. 161

In March 2008, the FASB issued SFAS No. 161, "Disclosures about Derivative Instruments and Hedging Activities." This standard is intended to enhance financial statement disclosures for derivative instruments and hedging activities and enable investors to understand: a) how and why a fund uses derivative instruments, b) how derivative instruments and related hedge items are accounted for, and c) how derivative instruments and related hedge items affect a fund's financial position, results of operations and cash flows. SFAS No. 161 is effective for financial statements issued for fiscal years beginning after November 15, 2008, and interim periods within those fiscal years. As of February 29, 2008, management does not believe the adoption of SFAS No. 161 will impact the financial statement amounts; however, additional footnote disclosures may be required about the use of derivative instruments and hedging items.

7. SUBSEQUENT EVENTS

Auction Rate Preferred Markets

Beginning in February 2008, more shares for sale were submitted in the regularly scheduled auctions for the Preferred shares issued by the Funds than there were offers to buy. This meant that these auctions "failed to clear,'' and that many Preferred shareholders who wanted to sell their shares in these auctions were unable to do so. Preferred shareholders unable to sell their shares received distributions at the "maximum rate'' calculated in accordance with the pre-established terms of the Preferred shares.

These developments generally do not affect the management or investment policies of the Funds. However, one implication of these auction failures for Common shareholders is that the Funds' cost of leverage will be higher than it otherwise would have been had the auctions continued to be successful. As a result, the Funds' future Common share earnings may be lower than they otherwise would have been.

Distributions to Common Shareholders

The Funds declared Common share dividend distributions from their tax-exempt net investment income which were paid on April 1, 2008, to shareholders of record on March 15, 2008, as follows:

                                 INSURED       INSURED
                              CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 PREMIUM       PREMIUM      PREMIUM     DIVIDEND
                                  INCOME      INCOME 2       INCOME    ADVANTAGE
                                   (NPC)         (NCL)        (NCU)        (NAC)
--------------------------------------------------------------------------------
Dividend per share                 $.0605       $.0530       $.0535       $.0615
================================================================================

                                                            INSURED      INSURED
                               CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
                                 DIVIDEND     DIVIDEND     DIVIDEND     TAX-FREE
                              ADVANTAGE 2  ADVANTAGE 3    ADVANTAGE    ADVANTAGE
                                    (NVX)        (NZH)        (NKL)        (NKX)
--------------------------------------------------------------------------------
Dividend per share                 $.0575       $.0590       $.0595       $.0590
================================================================================

Financial
HIGHLIGHTS (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                               Investment Operations                               Less Distributions
                           ---------------------------------------------------------------  ---------------------------------
                                                    Distributions   Distributions
                                                         from Net            from                  Net
                Beginning                              Investment         Capital           Investment    Capital
                   Common                      Net      Income to        Gains to            Income to   Gains to
                    Share         Net    Realized/      Preferred       Preferred               Common     Common
                Net Asset  Investment   Unrealized         Share-          Share-               Share-     Share-
                    Value      Income   Gain (Loss)       holders+        holders+   Total     holders    holders      Total
=============================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)            $15.04        $.47       $ (.68)         $(.12)         $--****   $(.33)      $(.36)     $(.01)    $ (.37)
2007                15.58         .90         (.40)          (.21)        (.02)        .27        (.73)      (.08)      (.81)
2006                16.21         .92         (.38)          (.18)        (.02)        .34        (.83)      (.14)      (.97)
2005                16.23         .95          .22           (.10)        (.01)       1.06        (.92)      (.16)     (1.08)
2004                15.59         .99          .68           (.05)          --        1.62        (.93)      (.05)      (.98)
2003                16.17         .99         (.45)          (.06)        (.01)        .47        (.97)      (.08)     (1.05)

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)             14.50         .46        (1.05)          (.13)          --        (.72)       (.32)        --       (.32)
2007                14.99         .89         (.46)          (.25)          --         .18        (.67)        --       (.67)
2006                15.33         .90         (.28)          (.20)          --         .42        (.76)        --       (.76)
2005                15.12         .91          .29           (.11)          --        1.09        (.88)        --       (.88)
2004                14.60         .96          .53           (.06)          --        1.43        (.91)        --       (.91)
2003                15.08         .99         (.51)          (.07)          --         .41        (.89)        --       (.89)
=============================================================================================================================
                                                                     Total Returns
                                                                 --------------------
                             Offering                                          Based
                            Costs and    Ending                                   on
                            Preferred    Common                   Based       Common
                                Share     Share    Ending            on    Share Net
                         Underwriting     Asset    Market        Market        Asset
                            Discounts     Value     Value         Value*       Value*
======================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
--------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                          $ --    $14.34    $13.48        (7.50)%       (2.27)%
2007                               --     15.04     14.96          4.61         1.70
2006                               --     15.58     15.08          1.00         2.23
2005                               --     16.21     15.90          7.58         6.74
2004                               --     16.23     15.81         11.80        10.64
2003                               --     15.59     15.07          1.55         2.82

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                            --     13.46     12.66         (5.41)       (5.11)
2007                               --     14.50     13.71          1.26         1.18
2006                               --     14.99     14.19          (.63)        2.91
2005                               --     15.33     15.05          5.10         7.42
2004                               --     15.12     15.18         12.71        10.02
2003                               --     14.60     14.32          2.69         2.71
======================================================================================
                                                                  Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets                  Ratios to Average Net Assets
                                          Applicable to Common Shares                   Applicable to Common Shares
                                          Before Credit/Reimbursement                   After Credit/Reimbursement**
                                  -------------------------------------------  ------------------------------------------
                          Ending
                             Net
                          Assets
                      Applicable      Expenses        Expenses          Net        Expenses       Expenses          Net    Portfolio
                       to Common     Including       Excluding   Investment       Including      Excluding   Investment     Turnover
                     Shares (000) Interest++(a)   Interest++(a)      Income++  Interest++(a)  Interest++(a)      Income++       Rate
====================================================================================================================================
INSURED CALIFORNIA
PREMIUM INCOME (NPC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                 $ 92,622       1.17%***        1.17%***     6.09%***        1.16%***       1.16%***      6.10%***         4%
2007                      97,176       1.22            1.16         5.84            1.20           1.14          5.87             9
2006                     100,581       1.16            1.16         5.89            1.15           1.15          5.90             9
2005                     104,510       1.14            1.14         5.85            1.13           1.13          5.86             9
2004                     104,618       1.17            1.17         6.17            1.16           1.16          6.17            25
2003                     100,427       1.17            1.17         6.13            1.16           1.16          6.14            26

INSURED CALIFORNIA
PREMIUM INCOME 2 (NCL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                  171,124       1.21***         1.19***      6.30***         1.21***        1.18***       6.30***          7
2007                     184,343       1.24            1.18         6.00            1.22           1.17          6.01            19
2006                     190,571       1.20            1.20         6.05            1.19           1.19          6.05            14
2005                     194,895       1.17            1.17         6.03            1.17           1.17          6.03             7
2004                     192,035       1.19            1.19         6.38            1.19           1.19          6.38            35
2003                     185,181       1.20            1.20         6.53            1.19           1.19          6.54            22
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                    (000)     Per Share    Per Share         (000)    Per $1,000
================================================================================
INSURED CALIFORNIA PREMIUM INCOME (NPC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)           $45,000       $25,000      $76,456        $  --        $    --
2007               45,000        25,000       78,987           --             --
2006               45,000        25,000       80,878           --             --
2005               45,000        25,000       83,061           --             --
2004               45,000        25,000       83,121           --             --
2003               45,000        25,000       80,793           --             --

INSURED CALIFORNIA PREMIUM INCOME 2 (NCL)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)            95,000        25,000       70,033       16,845         16,798
2007               95,000        25,000       73,511           --             --
2006               95,000        25,000       75,150           --             --
2005               95,000        25,000       76,288           --             --
2004               95,000        25,000       75,535           --             --
2003               95,000        25,000       73,732           --             --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

**** Distributions from Capital Gains to Preferred Shareholders rounds to less than $.01 per share.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended February 29, 2008.

                                 See accompanying notes to financial statements.


                                  88-89 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                               Investment Operations                               Less Distributions
                           ---------------------------------------------------------------  --------------------------------
                                                    Distributions   Distributions
                                                         from Net            from                  Net
                Beginning                              Investment         Capital           Investment    Capital
                   Common                      Net      Income to        Gains to            Income to   Gains to
                    Share         Net    Realized/      Preferred       Preferred               Common     Common
                Net Asset  Investment   Unrealized         Share-          Share-               Share-     Share-
                    Value      Income   Gain (Loss)       holders+        holders+   Total     holders    holders     Total
============================================================================================================================
CALIFORNIA PREMIUM
INCOME (NCU)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)            $14.06       $ .46       $ (.94)         $(.13)           $ --    $(.61)      $(.32)      $ --    $ (.32)
2007                14.63         .90         (.52)          (.24)           (.01)     .13        (.67)      (.03)     (.70)
2006                15.03         .89         (.30)          (.21)             --      .38        (.77)      (.01)     (.78)
2005                14.51         .90          .60           (.12)             --     1.38        (.86)        --      (.86)
2004                13.66         .94          .85           (.06)             --     1.73        (.88)        --      (.88)
2003                14.42         .96         (.78)          (.07)             --      .11        (.87)        --      (.87)

CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)             14.93         .51        (1.03)          (.13)           (.01)    (.66)       (.37)      (.04)     (.41)
2007                15.59        1.00         (.56)          (.24)           (.01)     .19        (.80)      (.05)     (.85)
2006                15.98        1.01         (.25)          (.21)             --      .55        (.91)      (.03)     (.94)
2005                15.59        1.04          .50           (.12)             --     1.42        (.98)      (.05)    (1.03)
2004                14.82        1.05          .76           (.06)             --     1.75        (.98)        --      (.98)
2003                15.24        1.06         (.47)          (.07)             --      .52        (.94)        --      (.94)
============================================================================================================================
                                                                Total Returns
                                                            --------------------
                        Offering                                          Based
                       Costs and    Ending                                   on
                       Preferred    Common                   Based       Common
                           Share     Share    Ending            on    Share Net
                    Underwriting     Asset    Market        Market        Asset
                       Discounts     Value     Value         Value*       Value*
================================================================================
CALIFORNIA PREMIUM
INCOME (NCU)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                     $ --    $13.13    $12.34        (2.93)%      (4.47)%
2007                          --     14.06     13.03        (2.21)         .82
2006                          --     14.63     14.01         3.14         2.72
2005                          --     15.03     14.37        11.76         9.75
2004                          --     14.51     13.67        12.04        12.94
2003                          --     13.66     13.02         (.91)         .69

CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                       --     13.86     13.23        (4.99)       (4.62)
2007                          --     14.93     14.34        (5.19)        1.16
2006                          --     15.59     15.97         5.47         3.63
2005                          --     15.98     16.07        14.62         9.41
2004                          --     15.59     15.00        12.07        12.11
2003                          --     14.82     14.30         4.79         3.37
================================================================================
                                                                   Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                           Ratios to Average Net Assets                  Ratios to Average Net Assets
                                           Applicable to Common Shares                   Applicable to Common Shares
                                           Before Credit/Reimbursement                   After Credit/Reimbursement**
                                   ------------------------------------------  ------------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable        Expenses       Expenses          Net        Expenses       Expenses          Net    Portfolio
                      to Common       Including      Excluding   Investment       Including      Excluding   Investment     Turnover
                    Shares (000)   Interest++(a)  Interest++(a)      Income++  Interest++(a)  Interest++(a)      Income++       Rate
====================================================================================================================================
CALIFORNIA PREMIUM
INCOME (NCU)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                $ 75,817         1.31%***       1.21%***     6.44%***        1.30%***       1.20%***        6.45%***       2%
2007                     81,200         1.29           1.21         6.14            1.27           1.19            6.16          11
2006                     84,467         1.23           1.23         6.09            1.21           1.21            6.10          20
2005                     86,785         1.21           1.21         6.08            1.20           1.20            6.09          13
2004                     83,772         1.23           1.23         6.62            1.22           1.22            6.63          19
2003                     78,859         1.24           1.24         6.72            1.24           1.24            6.72          24

CALIFORNIA DIVIDEND
ADVANTAGE (NAC)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                 325,514         1.26***        1.14***      6.60***         1.10***         .98***         6.76***       12
2007                    350,523         1.17           1.12         6.24             .94            .89            6.47          20
2006                    365,516         1.13           1.13         6.22             .83            .83            6.51          13
2005                    374,265         1.12           1.12         6.22             .75            .75            6.59           4
2004                    365,066         1.14           1.14         6.38             .70            .70            6.83          12
2003                    346,918         1.15           1.15         6.44             .70            .70            6.88          11
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                    (000)     Per Share    Per Share         (000)    Per $1,000
================================================================================
CALIFORNIA PREMIUM INCOME (NCU)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)          $ 43,000       $25,000      $69,079      $ 2,352        $51,517
2007               43,000        25,000       72,209        2,352         53,806
2006               43,000        25,000       74,109           --             --
2005               43,000        25,000       75,456           --             --
2004               43,000        25,000       73,704           --             --
2003               43,000        25,000       70,848           --             --

CALIFORNIA DIVIDEND ADVANTAGE (NAC)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)           175,000        25,000       71,502       41,488         13,064
2007              175,000        25,000       75,075        9,928         53,933
2006              175,000        25,000       77,217           --             --
2005              175,000        25,000       78,466           --             --
2004              175,000        25,000       77,152           --             --
2003              175,000        25,000       74,560           --             --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized. Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended February 29, 2008.

                                 See accompanying notes to financial statements.


                                  90-91 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                               Investment Operations                               Less Distributions
                           ---------------------------------------------------------------  -------------------------------
                                                    Distributions   Distributions
                                                         from Net            from                  Net
                Beginning                              Investment         Capital           Investment    Capital
                   Common                      Net      Income to        Gains to            Income to   Gains to
                    Share         Net    Realized/      Preferred       Preferred               Common     Common
                Net Asset  Investment   Unrealized         Share-          Share-               Share-     Share-
                    Value      Income   Gain (Loss)       holders+        holders+   Total     holders    holders    Total
===========================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)            $14.69       $ .50       $ (.79)         $(.13)           $ --    $(.42)      $(.35)      $ --    $(.35)
2007                15.36         .96         (.62)          (.25)             --      .09        (.76)        --     (.76)
2006                15.63         .97         (.19)          (.21)             --      .57        (.84)        --     (.84)
2005                14.97         .98          .71           (.12)             --     1.57        (.91)        --     (.91)
2004                14.18         .99          .77           (.06)             --     1.70        (.91)        --     (.91)
2003                14.79        1.00         (.62)          (.07)             --      .31        (.89)      (.03)    (.92)

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
---------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)             14.25         .51        (1.23)          (.14)             --     (.86)       (.35)        --     (.35)
2007                15.03         .98         (.73)          (.27)             --     (.02)       (.76)        --     (.76)
2006                15.31         .97         (.20)          (.22)             --      .55        (.83)        --     (.83)
2005                14.65         .97          .68           (.13)             --     1.52        (.86)        --     (.86)
2004                13.72         .98          .88           (.07)             --     1.79        (.86)        --     (.86)
2003                14.33         .98         (.66)          (.08)             --      .24        (.86)        --     (.86)
===========================================================================================================================
                                                                   Total Returns
                                                               --------------------
                           Offering                                          Based
                          Costs and    Ending                                   on
                          Preferred    Common                   Based       Common
                              Share     Share    Ending            on    Share Net
                       Underwriting     Asset    Market        Market        Asset
                          Discounts     Value     Value         Value*       Value*
====================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                        $ --    $13.92    $12.85         (3.96)%      (2.93)%
2007                             --     14.69     13.73         (3.39)         .46
2006                             --     15.36     14.95          4.19         3.82
2005                             --     15.63     15.19         14.98        10.80
2004                             --     14.97     14.08         13.60        12.11
2003                             --     14.18     13.24          (.95)        2.16

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)                          --     13.04     12.40         (5.79)       (6.12)
2007                             --     14.25     13.52         (4.12)        (.32)
2006                             --     15.03     14.84          8.50         3.81
2005                             --     15.31     14.49         15.75        10.69
2004                             --     14.65     13.33         11.97        13.36
2003                            .01     13.72     12.71         (3.20)        1.68
====================================================================================
                                                                Ratios/Supplemental Data
                 -------------------------------------------------------------------------------------------------------------------
                                        Ratios to Average Net Assets                   Ratios to Average Net Assets
                                        Applicable to Common Shares                    Applicable to Common Shares
                                        Before Credit/Reimbursement                    After Credit/Reimbursement**
                                --------------------------------------------   ------------------------------------------
                      Ending
                         Net
                      Assets
                  Applicable        Expenses        Expenses           Net         Expenses       Expenses          Net    Portfolio
                   to Common       Including       Excluding    Investment        Including      Excluding   Investment     Turnover
                 Shares (000)   Interest++(a)   Interest++(a)       Income++   Interest++(a)  Interest++(a)      Income++       Rate
====================================================================================================================================
CALIFORNIA DIVIDEND
ADVANTAGE 2 (NVX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)             $206,042         1.26%***        1.16%***      6.41%***          .95%***        .85%***       6.72%***       10%
2007                 217,332         1.25            1.17          5.97              .89            .81           6.33           21
2006                 227,160         1.16            1.16          5.94              .73            .73           6.36            9
2005                 231,140         1.16            1.16          5.94              .70            .70           6.40            3
2004                 221,395         1.18            1.18          6.24              .72            .72           6.70           13
2003                 209,722         1.18            1.18          6.30              .73            .73           6.75           40

CALIFORNIA DIVIDEND
ADVANTAGE 3 (NZH)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)              314,714         1.18***         1.17***       6.78***           .84***         .84***        7.11***        12
2007                 343,806         1.22            1.16          6.16              .81            .76           6.56           23
2006                 362,473         1.16            1.16          6.08              .70            .70           6.54           10
2005                 369,262         1.17            1.17          6.05              .70            .70           6.51            5
2004                 353,360         1.20            1.20          6.32              .73            .73           6.78           13
2003                 330,829         1.20            1.20          6.33              .73            .73           6.79           48
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                    (000)     Per Share    Per Share         (000)    Per $1,000
================================================================================
CALIFORNIA DIVIDEND ADVANTAGE 2 (NVX)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)          $110,000       $25,000      $71,828       $6,171        $52,214
2007              110,000        25,000       74,394        6,171         54,044
2006              110,000        25,000       76,627           --             --
2005              110,000        25,000       77,532           --             --
2004              110,000        25,000       75,317           --             --
2003              110,000        25,000       72,664           --             --

CALIFORNIA DIVIDEND ADVANTAGE 3 (NZH)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(b)           187,000        25,000       67,074           --             --
2007              187,000        25,000       70,963        7,930         67,936
2006              187,000        25,000       73,459           --             --
2005              187,000        25,000       74,367           --             --
2004              187,000        25,000       72,241           --             --
2003              187,000        25,000       69,229           --             --
================================================================================

* Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

**   After custodian fee credit and expense reimbursement, where applicable.

***  Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b)  For the six months ended February 29, 2008.

                                 See accompanying notes to financial statements.


                                  92-93 spread

Financial
HIGHLIGHTS (continued) (Unaudited)

Selected data for a Common share outstanding throughout each period:

                                               Investment Operations                               Less Distributions
                           ---------------------------------------------------------------  --------------------------------
                                                    Distributions   Distributions
                                                         from Net            from                  Net
                Beginning                              Investment         Capital           Investment    Capital
                   Common                      Net      Income to        Gains to            Income to   Gains to
                    Share         Net    Realized/      Preferred       Preferred               Common     Common
                Net Asset  Investment   Unrealized         Share-          Share-               Share-     Share-
                    Value      Income   Gain (Loss)       holders+        holders+   Total     holders    holders      Total
=============================================================================================================================
INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)            $14.91       $ .51       $(1.02)         $(.14)          $(.01)   $(.66)      $(.36)     $(.02)    $ (.38)
2007                15.50        1.01         (.57)          (.26)             --*     .18        (.77)        --*      (.77)
2006                15.81        1.01         (.25)          (.22)             --      .54        (.85)        --       (.85)
2005                15.35        1.01          .52           (.12)             --     1.41        (.90)      (.05)      (.95)
2004                14.60        1.02          .84           (.06)           (.01)    1.79        (.91)      (.13)     (1.04)
2003                15.14         .99         (.49)          (.07)           (.01)     .42        (.91)      (.05)      (.96)

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
-----------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)             14.47         .49         (.86)          (.12)             --     (.49)       (.35)        --       (.35)
2007                14.92         .96         (.46)          (.24)             --      .26        (.71)        --       (.71)
2006                15.17         .95         (.25)          (.21)             --      .49        (.74)        --       (.74)
2005                14.62         .96          .57           (.13)             --     1.40        (.85)        --       (.85)
2004                13.79         .96          .84           (.06)             --     1.74        (.91)        --       (.91)
2003(b)             14.33         .64         (.33)          (.04)             --      .27        (.60)        --       (.60)
=============================================================================================================================
                                                                 Total Returns
                                                             --------------------
                         Offering                                          Based
                        Costs and    Ending                                   on
                        Preferred    Common                   Based       Common
                            Share     Share    Ending            on    Share Net
                     Underwriting     Asset    Market        Market        Asset
                        Discounts     Value     Value         Value**      Value**
==================================================================================
INSURED CALIFORNIA
DIVIDEND ADVANTAGE (NKL)
----------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)                      $ --    $13.87    $13.21         (4.67)%      (4.58)%
2007                           --     14.91     14.24         (4.64)        1.13
2006                           --     15.50     15.70         10.72         3.62
2005                           --     15.81     15.00          9.00         9.46
2004                           --     15.35     14.67         12.54        12.53
2003                           --     14.60     14.00          (.35)        2.70

INSURED CALIFORNIA
TAX-FREE ADVANTAGE (NKX)
----------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)                        --     13.63     13.59         (3.73)       (3.50)
2007                           --     14.47     14.47          6.35         1.69
2006                           --     14.92     14.27          4.56         3.43
2005                           --     15.17     14.38          7.46         9.84
2004                           --     14.62     14.19         11.54        12.86
2003(b)                      (.21)    13.79     13.56         (5.79)         .34
==================================================================================
                                                                Ratios/Supplemental Data
                    ----------------------------------------------------------------------------------------------------------------
                                          Ratios to Average Net Assets                  Ratios to Average Net Assets
                                          Applicable to Common Shares                   Applicable to Common Shares
                                          Before Credit/Reimbursement                   After Credit/Reimbursement***
                                  -------------------------------------------  ------------------------------------------
                         Ending
                            Net
                         Assets
                     Applicable       Expenses       Expenses           Net        Expenses       Expenses          Net    Portfolio
                      to Common      Including      Excluding    Investment       Including      Excluding   Investment     Turnover
                    Shares (000)  Interest++(a)  Interest++(a)       Income++  Interest++(a)  Interest++(a)      Income++       Rate
====================================================================================================================================
INSURED CALIFORNIA
DIVIDEND ADVANTAGE
(NKL)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)                $212,072       1.18%****      1.18%****     6.38%****        .79%****       .79%****    6.77%****          5%
2007                    227,923       1.21           1.16          6.12             .78            .73         6.55              12
2006                    236,525       1.17           1.17          6.12             .71            .71         6.58               3
2005                    241,254       1.16           1.16          6.06             .71            .71         6.51               4
2004                    234,186       1.18           1.18          6.28             .72            .72         6.74              14
2003                    222,751       1.18           1.18          6.00             .72            .72         6.46              71

INSURED CALIFORNIA
TAX-FREE ADVANTAGE
(NKX)
------------------------------------------------------------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)                  80,250       1.23****       1.23****      6.15****         .78****        .78****     6.60****           5
2007                     85,144       1.27           1.21          5.95             .77            .71         6.45              15
2006                     87,775       1.22           1.22          5.97             .73            .73         6.46               4
2005                     89,272       1.21           1.21          5.95             .73            .73         6.43               3
2004                     86,008       1.23           1.23          6.17             .73            .73         6.67              20
2003(b)                  81,141       1.14****       1.14****      5.25****         .67****        .67****     5.72****          45
====================================================================================================================================

                                                      Floating Rate Obligations
                 Preferred Shares at End of Period         at End of Period
              --------------------------------------  --------------------------
                Aggregate   Liquidation                 Aggregate
                   Amount    and Market        Asset       Amount          Asset
              Outstanding         Value     Coverage  Outstanding       Coverage
                    (000)     Per Share    Per Share         (000)    Per $1,000
================================================================================
INSURED CALIFORNIA DIVIDEND ADVANTAGE (NKL)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)          $118,000       $25,000      $69,931         $ --           $ --
2007              118,000        25,000       73,289           --             --
2006              118,000        25,000       75,111           --             --
2005              118,000        25,000       76,113           --             --
2004              118,000        25,000       74,616           --             --
2003              118,000        25,000       72,193           --             --

INSURED CALIFORNIA TAX-FREE ADVANTAGE (NKX)
--------------------------------------------------------------------------------
Year Ended 8/31:
2008(c)            45,000        25,000        69,583          --             --
2007               45,000        25,000        72,302          --             --
2006               45,000        25,000        73,764          --             --
2005               45,000        25,000        74,595          --             --
2004               45,000        25,000        72,782          --             --
2003(b)            45,000        25,000        70,078          --             --
================================================================================

* Distributions from Capital Gains to Preferred Shareholders and Capital Gains to Common Shareholders round to less than $.01 per share.

** Total Return on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.
     Total Return on Common Share Net Asset Value is the combination of changes in Common share net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund's market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

***  After custodian fee credit and expense reimbursement, where applicable.

**** Annualized.

+    The amounts shown are based on Common share equivalents.

++ Ratios do not reflect the effect of dividend payments to Preferred shareholders; income ratios reflect income earned on assets attributable to Preferred shares.

(a) Interest expense arises from the application of SFAS No. 140 to certain inverse floating rate transactions entered into by the Fund as more fully described in Footnote 1 - Inverse Floating Rate Securities.

(b) For the period November 21, 2002 (commencement of operations) through August 31, 2003. (c) For the six months ended February 29, 2008. See accompanying notes to financial statements.


                                  94-95 spread

Reinvest Automatically
EASILY and CONVENIENTLY

NUVEEN MAKES REINVESTING EASY. A PHONE CALL IS ALL IT TAKES TO SET UP YOUR REINVESTMENT ACCOUNT.

NUVEEN CLOSED-END FUNDS DIVIDEND REINVESTMENT PLAN

Your Nuveen Closed-End Fund allows you to conveniently reinvest dividends and/or capital gains distributions in additional Fund shares.

By choosing to reinvest, you'll be able to invest money regularly and automatically, and watch your investment grow through the power of tax-free compounding. Just like dividends or distributions in cash, there may be times when income or capital gains taxes may be payable on dividends or distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

EASY AND CONVENIENT

To make recordkeeping easy and convenient, each month you'll receive a statement showing your total dividends and distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

HOW SHARES ARE PURCHASED

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund's shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares' net asset value or 95% of the shares' market value on the last business day immediately prior to the purchase date. Dividends and distributions received to purchase shares in the open market will normally be invested shortly after the dividend payment date. No interest will be paid on dividends and distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

FLEXIBLE

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change. Should you withdraw, you can receive a certificate for all whole shares credited to your reinvestment account and cash payment for fractional shares, or cash payment for all reinvestment account shares, less brokerage commissions and a $2.50 service fee.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

CALL TODAY TO START REINVESTING DIVIDENDS AND/OR DISTRIBUTIONS

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

Glossary of
TERMS USED in this REPORT


o AUCTION RATE BOND: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have "failed", with current holders receiving a formula-based interest rate until the next scheduled auction.

o AVERAGE ANNUAL TOTAL RETURN: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

o AVERAGE EFFECTIVE MATURITY: The average of the number of years to maturity of the bonds in a Fund's portfolio, computed by weighting each bond's time to maturity (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions unless an escrow account has been established to redeem the bond before maturity. The market value weighting for an investment in an inverse floating rate security is the value of the portfolio's residual interest in the inverse floating rate trust, and does not include the value of the floating rate securities issued by the trust.

o INVERSE FLOATERS: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond's par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an "inverse floater") to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates' holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond's downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond's value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

o LEVERAGE-ADJUSTED DURATION: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's or bond Fund's value to changes when market interest rates change. Generally, the longer a bond's or Fund's duration, the more the price of the bond or Fund will change as interest rates change. Leverage-adjusted duration takes into account the leveraging process for a Fund and therefore is longer than the duration of the Fund's portfolio of bonds.

o MARKET YIELD (ALSO KNOWN AS DIVIDEND YIELD OR CURRENT YIELD): An investment's current annualized dividend divided by its current market price.

o NET ASSET VALUE (NAV): A Fund's common share NAV per share is calculated by subtracting the liabilities of the Fund (including any Preferred shares issued in order to leverage the Fund) from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

o TAXABLE-EQUIVALENT YIELD: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

o ZERO COUPON BOND: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

Other Useful INFORMATION

QUARTERLY PORTFOLIO OF INVESTMENTS AND PROXY VOTING INFORMATION

You may obtain (i) each Fund's quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the twelve-month period ended June 30, 2007, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO CERTIFICATION DISCLOSURE

Each Fund's Chief Executive Officer has submitted to the New York Stock Exchange the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

Each Fund has filed with the Securities and Exchange Commission the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.


BOARD OF DIRECTORS/TRUSTEES
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale
Carole E. Stone

FUND MANAGER
Nuveen Asset Management
333 West Wacker Drive
Chicago, IL 60606

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

TRANSFER AGENT AND
SHAREHOLDER SERVICES
State Street Bank & Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

LEGAL COUNSEL
Chapman and Cutler LLP
Chicago, IL

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Ernst & Young LLP
Chicago, IL

Each Fund intends to repurchase shares of its own common or preferred stock in the future at such times and in such amounts as is deemed advisable. No common or preferred shares were repurchased during the period covered by this report. Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments:
-------------------

SERVING INVESTORS FOR GENERATIONS

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. For the past century, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility. Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that are integral to a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

We offer many different investing solutions for our clients' different needs.

Managing $164 billion in assets, as of December 31, 2007, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: Nuveen, a leader in fixed-income investments; NWQ, a leader in value-style equities; Rittenhouse, a leader in growth-style equities; Symphony, a leading institutional manager of market-neutral alternative investment portfolios; Santa Barbara, a leader in growth equities; and Tradewinds, a leader in global equities.

Find out how we can help you reach your financial goals.

To learn more about the products and services Nuveen Investments offers, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Be sure to obtain a prospectus, where applicable. Investors should consider the investment objective and policies, risk considerations, charges and expenses of the Fund carefully before investing. The prospectus contains this and other information relevant to an investment in the Fund. For a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at:                www.nuveen.com/etf

                                                 Share prices
                                                 Fund details
                                                 Daily financial news
                                                 Investor education
                                                 Interactive planning tools

                                                                     ESA-B-0208D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

See Portfolio of Investments in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen California Premium Income Municipal Fund
            -----------------------------------------------------------

By (Signature and Title)  /s/ Kevin J. McCarthy
                         ----------------------------------------------
                          Kevin J. McCarthy
                          (Vice President and Secretary)

Date: May 8, 2008
    -------------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Gifford R. Zimmerman
                         ----------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date: May 8, 2008
    -------------------------------------------------------------------

By (Signature and Title)  /s/ Stephen D. Foy
                         ----------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date: May 8, 2008
    -------------------------------------------------------------------